UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08104

Touchstone Funds Group Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2013

Annual Report

Touchstone Funds Group Trust

Touchstone Emerging Markets Equity Fund

Touchstone Global Real Estate Fund

Touchstone International Fixed Income Fund

Touchstone Merger Arbitrage Fund

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Small Cap Core Fund

Touchstone Small Cap Value Fund

Touchstone Total Return Bond Fund

Touchstone Ultra Short Duration Fixed Income Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 42
Tabular Presentation of Portfolios of Investments	43 - 46
Portfolio of Investments:
Touchstone Emerging Markets Equity Fund	47
Touchstone Global Real Estate Fund	49
Touchstone International Fixed Income Fund	51
Touchstone Merger Arbitrage Fund	54
Touchstone Mid Cap Fund	57
Touchstone Mid Cap Value Fund	58
Touchstone Premium Yield Equity Fund	60
Touchstone Sands Capital Select Growth Fund	61
Touchstone Small Cap Core Fund	62
Touchstone Small Cap Value Fund	64
Touchstone Total Return Bond Fund	66
Touchstone Ultra Short Duration Fixed Income Fund	71
Statements of Assets and Liabilities	84 - 91
Statements of Operations	92 - 95
Statements of Changes in Net Assets	96 - 101
Statements of Changes in Net Assets - Capital Stock Activity	102 - 111
Financial Highlights	112 - 141
Notes to Financial Statements	142 - 164
Report of Independent Registered Public Accounting Firm	165
Other Items (Unaudited)	166 - 171
Management of the Trust (Unaudited)	172 - 174
Privacy Protection Policy	175

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended September 30, 2013.

The U.S. equity markets had a strong year, outperforming the bond market. From an investment style and market capitalization perspective, U.S. value equities outperformed their growth counterparts, with small cap leading the way, followed by mid cap. The developed markets outperformed the U.S. equity markets and continued to outperform the emerging international markets by a wide margin for the year. High yield bonds outperformed U.S. Treasuries and the overall bond market. In the U.S., the S&P 500 Index gained significantly over the period.

Investors faced potential monetary policy changes by the U.S. Federal Reserve Board (Fed) during the 12 months. As the period began, a third round of quantitative easing (QE3) was underway as the Fed reaffirmed its efforts to keep interest rates at historically low levels for the foreseeable future. Ensuing events, including the outcome of the U.S. Presidential election, U.S. debt ceiling negotiations (the “fiscal cliff”), the budget sequester, and a looming government shutdown at period end kept investors’ attention. Near the close of the period, Fed officials discussed the prospects for tapering the QE3 program, before a string of economic events curtailed its intentions. Internationally, Europe was relatively quiet and China continued to show evidence of its economy slowing. Even though the period contained significant geopolitical and economic events, the equity markets flourished.

Touchstone Investments helps investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise and whose strategies are typically not available to the average investor. We employ a rigorous due diligence process commensurate with the standards and guidelines typically applied by sophisticated, institutional investors.

We continue to believe that diversification is essential to balancing risk and return. To help investors accomplish this, Touchstone offers a variety of asset classes including U.S. equity, global/international equity, U.S. fixed income, international fixed income, alternative investments and asset allocation funds.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Emerging Markets Equity Fund

Sub-Advised by AGF Investments America, Inc.

Investment Philosophy

The Touchstone Emerging Markets Equity Fund seeks capital appreciation by primarily investing in equity securities of companies in emerging markets. It seeks to invest in businesses believed to be mispriced by the market and that are expected to generate positive and sustainable earnings growth.

Fund Performance

The Touchstone Emerging Markets Equity Fund (Class A Shares) underperformed its benchmark, the MSCI Emerging Markets Index for the 12-month period ended September 30, 2013. The Fund’s total return was -5.69 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.98 percent.

Market Environment

Emerging Markets (EM) ended up marginally higher for the 12-month period amid a deceleration in economic growth. Toward the end of the second quarter, the U.S. Federal Reserve Board (Fed) indicated it might taper its quantitative easing (QE) program, leading to a sharp increase in U.S. Treasury yields. This subsequently drove up EM bond yields, which dampened appetite for EM equities and caused global fund outflows to weigh significantly on the region. The Fed later decided not to taper quantitative easing at this time and instead continued its pace of asset purchases, which provided relief to global markets. The recovery was not widespread in emerging markets and varied on a country-specific basis. A divergence was quite evident, as India, Indonesia, the Czech Republic, Chile and Peru ended the year with double digit-declines, while countries such as China and the Philippines marked double-digit gains.

Mexican interest rates were cut to record lows during the period. President Enrique Pena Nieto is pursuing reforms to liberalize the state-owned oil and gas monopoly, Pemex, and we believe further liberalization may benefit the region. Brazil’s economy continues to face lackluster growth, and the central bank recently raised its benchmark SELIC interest rate (Brazil’s central bank’s overnight rate) to 9.0 percent, marking the fourth increase since April. The decision was made to combat inflation, although we believe growth may suffer further. This was a unanimous decision by the monetary policy committee and follows its recent U.S. $60 billion plan to help provide stability to the Brazilian real. Brazil’s gross domestic product (GDP) expanded by 1.5 percent in the second quarter, beating the consensus estimate of 0.9 percent and marking the first time since the fourth quarter of 2011 that GDP data topped analyst expectations. The Peruvian economy continued to expand, nearing four years of consecutive monthly growth.

China’s new leadership implemented several positive reforms over the year. Most recently, the government announced the opening of the China (Shanghai) Pilot Free Trade Zone at the end of the third quarter, which we believe points to further potential liberalization for the nation. After soft data midway in the year, fixed-asset investment, industrial production and retail sales exceeded consensus forecasts in August, and were up from July, helped by solid export data. The Indian rupee depreciated over the period. The Reserve Bank of India (RBI) raised its key lending (repo) rate to 7.5 percent, in an anticipatory move designed to counter higher-than-expected price inflation and to help strengthen the rupee. This is the first policy statement from the newly elected head of the RBI, Raghuram Rajan.

In the Europe, Middle East and Africa (EMEA) region, driven by strong domestic demand, Turkey’s second-quarter GDP expanded by 4.4 percent, following first-quarter growth of 2.9 percent, and was also ahead of median Bloomberg survey estimates, while Turkey’s central bank continued to pursue its highly interventionist policy. South Africa faced currency weakness during the period, and labor issues and the weak commodity price environment, particularly gold and platinum, cut into mining activity.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

For the period, the Materials, Consumer Discretionary and Information Technology sectors detracted from Fund performance, while Financials contributed to performance.

Active exposure to the Materials sector, particularly gold, drove Fund underperformance throughout the period. The Fund’s gold stocks, which included Randgold Resources Ltd., Eldorado Gold Corp. and Yamana Gold Inc. detracted significantly as bullion prices faced a precipitous decline of 25 percent to reach U.S. $1,329 per ounce. These three companies all have strong production profiles and industry-leading low-cash costs, which we believe allows them to generate economic value added (EVA) at lower gold prices with new production. We consolidated the Fund’s gold positions and, during the first six months of 2013, added to the positions in some of these companies. Over the long term, we remain confident in the Fund’s gold holdings, as we believe valuations are attractive (e.g., significant discounts to historical and peer levels). Furthermore, we are encouraged by strong jewelry demand from Asia and maintain our view that long-term support for gold remains intact (e.g. rising incomes in EM, fiscal issues in domestic markets (DM), and flat mine supply). We exited the position in Impala Platinum Holdings Ltd., a platinum producer in South Africa facing challenging labor conditions, rising operating costs and production declines. The company has recently been plagued by labor challenges, which were further exacerbated by union and government interference. In addition, its subsidiary, Zimbabwe Platinum Mines, was also affected by the Zimbabwean government’s plan to appropriate a substantial equity stake in miners. While we saw some value in the stock, we had concerns that the fundamental thesis had been impaired and decided to exit.

In the Consumer Discretionary sector, Daphne International Holdings Ltd. faced poor same store sales growth earlier in the period due to rainy weather, lower store productivity, and increased promotional activity. This led to a buildup of inventory and the need for a write-down on products that failed to sell as expected. While results for the first half of 2013 largely were in line with our lowered expectations, the overall environment remains under pressure. Longer term though, we believe Daphne remains well positioned to benefit from an increase in Chinese consumption and the growing ranks of women entering the work force. The weaker economic environment in South Africa may have recently caused growth in demand for clothing to slow and food inflation continues to be an issue. While consumption from higher-income brackets in South Africa could be more resilient, both Foschini Group Ltd. and Woolworths Holdings Ltd. detracted from performance during the quarter. Foschini Group reported solid fiscal 2013 earnings in spite of the poor consumer credit environment but cautioned that the rest of calendar year 2013 would be under pressure. Woolworth’s Australian subsidiaries Country Road and the Witchery Group helped offset weakness in South Africa. Mahindra & Mahindra Ltd., an India-based vehicle manufacturer, faced a significant decline in auto volumes due to a weakening economy and share losses from competitor new car introductions. The rupee also depreciated by 5 percent against the U.S. dollar, which further exacerbated input cost pressures in steel and rubber, which are major inputs for car production. However, going forward, the heaviest seasonal monsoon rainfall in more than 15 years may prove to be a positive tailwind for tractor demand. Hankook Tire Co. Ltd. contributed to performance. The tire manufacturer’s second quarter was in line with consensus expectations, helped by improved raw material pricing and sooner than expected contributions from its new plant in Indonesia. Its key markets have shown signs of stabilization in tire demand as well, which we believe is a positive. Giant Manufacturing Co. Ltd., a global bicycle manufacturer headquartered in Taiwan, was a strong contributor to the Fund’s performance. We believe Giant leads in technology development capabilities, has an extensive marketing network, enjoys a worldwide recognized brand, and is a reliable, high-quality bicycle producer. In China, we expect high-end bicycles to grow above 15 percent where Giant has roughly 40 percent market share. In addition, we believe Giant is also well-positioned to benefit from a recovery in Europe and the U.S., which are higher gross margin segments of its business.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Information Technology sector detracted from performance. Earlier in the year, semiconductor manufacturer ASM Pacific Technology Ltd. generated a fourth quarter net loss that came in below consensus earnings expectations, caused by weaker sales. ASM Pacific’s most recent revenues were above consensus, but net income disappointed on higher tax rates and operating expenses. More recently, VTech Holdings Ltd. was affected by litigation regarding patent infringements of its cordless phones. The patents were acquired by VTech from a consortium that had assumed patents/technology from Nortel Networks, but we believe the litigation is unlikely to result in major financial impact. Taiwan Semiconductor Manufacturing Co. Ltd.’s (TSMC) second quarter earnings beat expectations, but third quarter guidance fell short of expectations on higher semiconductor inventory levels. A relative underweight to Samsung Electronics Co. Ltd. detracted. Samsung continues to gain market share in the smartphone market, but shipments indicated that the industry has slowed down. The company’s results in the second quarter of 2013 were slightly disappointing on weaker sales from the Galaxy S4 smartphone. Management seems optimistic on demand pickup in the latter half of the year and continued to strengthen its product line-up across multiple price points.

In the Financials sector, property companies The Wharf (Holdings) Ltd. and China Overseas Land & Investment Ltd. (COLI) contributed to performance. It is believed that China State Construction Engineering Corp. Ltd. (CSCEC) may transfer property development business from China State Construction Land Co. Ltd. and China State Construction International Co. Ltd. to COLI, which we believe could be substantially accretive for the property developer. In addition, strong sales in the first half of the year generated results in line with consensus. Wharf’s core net profits rose and operating profits were solid from its investment properties portfolio, despite less revenue from property sales in the first half. Korean financials BS Financial Group Inc. and Shinhan Financial Group Co. Ltd. also contributed. Shinhan reported second quarter results ahead of consensus, helped by a sequential increase in net interest income and higher loan growth. We are optimistic that net interest margins and provisioning expenses, along with loan growth, may have reached a short-term inflection point. BS Financial Group reported good loan growth as well, and net interest margins also seem to have stabilized.

In Asia, active exposure to China/Hong Kong (combined) and India detracted from performance. However, South Korea and Indonesia contributed. In EMEA, active exposure to South Africa and Turkey also detracted and Latin America had mixed performance. Mexico and Chile contributed to performance, while Brazil and Peru detracted from it. During the year, the Fund had its largest overweights in the Consumer Discretionary and Consumer Staples sectors, and the largest underweights in the Information Technology and Financials sectors. AGF utilizes a bottom-up security selection methodology, and country and sector positioning are residuals of security selection.

Outlook

As the rapid withdrawal of funds from emerging markets has shown, developed market monetary policy remains a significant risk to the region’s equity markets. These highly liquid fund flows have led to currency depreciations, which may help regional competitiveness but have proven volatile for equity investors. Most EM governments have been diligent in managing their own domestic economies and been conscious of their current account balances, particularly in light of domestic growth deceleration. For the moment, we believe quantitative easing from developed markets should continue to provide a positive tailwind for emerging markets.

Overall economic reforms have been positive, with China and Mexico exhibiting solid signs of progress. The establishment of the Free Trade Zone in Shanghai appears to be a good indication that China’s new premier is more than willing to experiment with liberal market policies. The government looks to be taking careful, well-measured steps to open up the economy, and other recent positive developments include a removal of several controls on lending rates (which is an important step toward rate liberalization) as well as cracking down on corruption in the pharmaceutical industry. In Mexico, President Enrique Pena Nieto is working toward

6

Management's Discussion of Fund Performance (Unaudited) (Continued)

privatization of the energy sector but has been facing opposition and we believe negative political developments may pose a threat to growth.

Emerging markets are a relatively volatile asset class compared to developed markets, but we believe EM leaders and central banks appear capable of guiding their domestic economies. We also believe economic growth will continue to outpace developed markets, but emerging markets may experience a deceleration going forward. Guided by a sound investment philosophy that seeks to invest in companies with the ability or potential ability to create economic value, we believe that our bottom-up investment strategy should continue to reward investors over the long term.

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Emerging Markets Equity Fund - Class A* and the MSCI Emerging Markets
Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

** The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note To Chart

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

8

Management's Discussion of Fund Performance (Unaudited)

Touchstone Global Real Estate Fund

Sub-Advised by Forum Securities Limited

Investment Philosophy

For the period of October 1, 2012 through February 20, 2013, the Touchstone Global Real Estate Fund was sub-advised by Cornerstone Real Estate Advisors, Inc. As a result of Touchstone’s commitment to serving the long-term needs of investors, Forum Securities Limited was selected as sub-advisor to the Touchstone Global Real Estate Fund effective at the close of business May 24, 2013. Forum replaced the Fund’s interim sub-advisor, Russell Implementation Services, Inc., who served as a transition manager from February 21, 2013 through May 23, 2013. The Fund seeks capital appreciation by investing primarily in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization.

Fund Performance

The Touchstone Global Real Estate Fund (Class A Shares) underperformed its benchmark, the FTSEEPRA/NAREIT Developed Index, for the 12-month period ended September 30, 2013. The Fund returned 7.22 percent (excluding the maximum sales charge) while the benchmark’s total return was 10.95 percent.

Market Environment

During the 12-month period, real estate securities delivered solid returns, but were outperformed by general equities globally. Overall, a gradual improvement in the global economy led to a strategic re-allocation of assets from fixed income to general equities. Optimism associated with the recovery and positive inflation expectations led to the outperformance of real estate securities relative to bonds, yet they underperformed versus the more cyclical sectors within general equities. The introduction of Abenomics in Japan, continued loose monetary policy in Europe and the United Kingdom (U.K.), a rate cutting cycle in Australia, a no-hard-landing scenario in China, and continued loose monetary policy in the U.S. during the past 12 months were the major drivers behind the strong appreciation trend in equity markets. That said, the latter part of the period saw markets rattled by volatility associated with the potential reduction in monetary stimulus in the U.S. and the deadlock over U.S. budgetary approval. Within the real estate securities universe, Asia outperformed both Europe and North America.

Japan was a solid outperformer, attributable to political changes in Japan and the resultant policy: Abenomics. The economic policies advocated and proposed by Shinzo Abe, the Prime Minister of Japan elected in late 2012, were termed Abenomics and included inflation targeting in the 2 percent range, monetary and fiscal stimulus, and associated reforms. These were welcomed positively by Japanese markets as the new year began. The fact that Japan was finally able to present a stable and dedicated government and stimulate a change in collective psychology led to a rerating in valuation for Japanese equities, even though fundamentals improved only incrementally.

The U.K. and Western Europe were other strong performing markets. Previous underperformance of European markets, cheaper valuations, relatively high dividend yields and a commitment to a loose monetary policy across the U.K. and Europe led to regional outperformance. In the Pacific Rim, while Singapore was a strong performer as the period began, the country turned into a large regional underperformer over the course of the period as yield opportunities stagnated.

In North America, tapering talk by the U.S. Federal Reserve Board (Fed) and the anticipation of potentially higher interest rates led to regional underperformance. Canada was the worst performer for the period. The shift from defensive bond-like proxies, for which real estate securities serve in Canada, into more cyclical names detracted from performance.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

During the second half of the period, yield-oriented stocks (i.e., high dividend yield and mortgage Real Estate Investment Trusts (REITs)) fell from favor due to market uncertainty about potentially higher interest rates and reduced monetary support from the Fed.

Portfolio Review

The majority of the Fund’s underperformance was due to the positioning of the portfolio toward higher yielding securities. Over the period the Fund was overweight the highest dividend yielding quartile and underweight the lowest yielding quartile relative to its benchmark. This yield positioning detracted from performance. Stock selection was also a performance detractor. Sunstone Hotel Investors Inc., a Southern California-based lodging REIT, Japan Retail Fund Investment Corp., a Japanese-based commercial facility REIT, and Longfor Properties Company Ltd. , an investment holding company engaged in property development, investment and management in China, were the three largest stock-specific detractors. Performance contributors included REIT industry overweights to Diversified and Hotel & Motel REITs as well as an underweight to Residential.

Outlook

A continued recovery in the global economy presents the potential for stronger cash flows from real estate companies, and greater confidence in the economy and its growth prospects will enables a rerating of valuation multiples and hence, capital appreciation. In such a scenario, real estate securities would have the potential to outperform fixed income, but may lag behind faster growing cyclical growth sectors within general equities.

If the current trend of slow recovery proves to be fading and we are faced with deflationary pressures, we believe the performance of equity markets would be at risk. Real estate would most likely outperform equities in such a scenario, but would not be spared from capital destruction for its stakeholders. In our opinion, a rapid increase in interest rates would be a short- to medium-term negative for real estate securities.

As the period came to an end, we altered some of the factors in the Fund’s underwriting process as a result of potentially tighter monetary policy in specific jurisdictions. These included a move in the risk-free rate, forward looking assumptions regarding risk-free rates impacting discounted-cash-flow (DCF) multiples as well as cap rates levels, which could see a slight expansion in certain markets. Despite these changes we anticipate mid-range returns with higher yield levels than offered by 10-year U.S. Treasuries in developed markets.

The Fund is allocated toward economies with generally loose monetary policies, in particular Australia and Western Europe. The Fund’s portfolio is also overweight countries that have underperformed during the period — Canada and Singapore — where we are finding good yield levels via what we believe to be high-quality companies. Given the current dividend yield focus, the Fund’s portfolio still underweights the U.S. (despite some rotation back to the U.S.) where yields have risen but remain globally inferior. The Fund has around 40 percent non-benchmark exposure, predominantly via higher yielding, smaller cap names. Approximately 10 percent of the Fund’s exposure is concentrated in emerging markets real estate securities. The Fund’s portfolio is heavily overweight Hotels and Industrials sectors, which are both cyclical growth sectors that should benefit from gradual recovery in the global economy.

Overall, we believe that a barbell approach towards portfolio management — marked by inclusion of yield, core exposure and emerging markets exposure — offers potential for global diversification and solid risk return characteristics for the Fund’s shareholders.

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Global Real Estate Fund - Class A* and the FTSE EPRA/NAREIT Developed Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note To Chart

The FTSE EPRA/NAREIT Developed Index measures the general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

11

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Fixed Income Fund

Sub-Advised by GAM International Management Ltd.

Investment Philosophy

The Touchstone International Fixed Income Fund seeks total return by investing primarily in fixed income securities of issuers located outside the United States. Fund management selects foreign country and currency compositions based on an evaluation of various macroeconomic factors including relative interest rates, exchange rates, monetary and fiscal policies, economic growth, employment, trade and current account balances. Management invests core holdings in developed market government bonds and currencies with tactical allocations to alpha-generating sectors: investment grade corporate bonds, emerging market bonds, high yield bonds and convertible bonds. Currencies are actively managed in order to manage risk and enhance returns.

Fund Performance

The Touchstone International Fixed Income Fund (Class A Shares) outperformed its benchmark, the Citigroup World Government Bond Index ex-U.S. for the 12-month period ended September 30, 2013. The Fund’s total return was -1.66 percent (excluding the maximum sales charge) while the benchmark’s total return was -5.65 percent for the same period.

Market Environment

Global bond markets weakened over the past 12 months on the back of rising government bond yields in the developed world. U.S. government bonds in particular weakened over the period as signs of economic improvement saw investors increasingly allocate away from safe haven assets to more speculative fixed income securities and, more recently, equities. Speculation that the U.S. Federal Reserve Board (Fed) would begin to taper its program of quantitative easing saw U.S. Treasury yields widen significantly over the summer, although the recent decision to defer tapering and the nomination of Janet Yellen as replacement for Fed Chairman Ben Bernanke, resulted in the 10-year U.S. Treasury yield falling at the end of September. Peripheral European government bonds once again delivered investors the strongest returns with Spain and Portugal bonds both gaining over the 12 months. Corporate markets in Europe benefitted from increasing risk appetite over the period, with investment-grade credit and sub-investment-grade bonds each gaining during the year as well. In the U.S., investment-grade corporate bonds weakened, while sub-investment-grade credit rose. Our bullish view on convertible debt securities was rewarded with a rise in this asset class over the year, which benefitted the Fund’s performance. As financial theory suggested, currency markets were the most volatile asset class during the period with the Argentine peso the strongest performing currency against the U.S. dollar while the Japanese yen was the worst performer against the U.S. dollar, followed by the South African rand. All bond market performance for the Fund’s strategy is quoted in local currency terms and based on BofA Merrill Lynch indices.

Portfolio Review

During the year, the Fund’s short-duration strategy, active allocation to Emerging Market (EM) securities and increased allocation to convertible bonds contributed to performance. While the exposure to EM securities and convertible debt could be considered “risk on” strategies, we remained cautious of countries displaying signs of political instability or poor fiscal management. Japan was the Fund’s largest underweight on the basis of poor fiscal dynamics, with a benchmark exposure of 38.6 percent and a weight of 2.1 percent within the Fund’s portfolio. However, it was the more speculative sovereign issuers that delivered the strongest returns during the period and, as a result, the underweight exposure to countries such as Spain, Ireland and Italy detracted from performance.

The Fund’s exposure to convertible bonds was increased to the maximum allocation of 10 percent during the year. We believe rising issuance within the sector and an improving economic outlook should see convertible

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

bonds outperform more traditional fixed-income securities in the year ahead. We continue to see value in EM bonds and currencies and were active investors in these markets during the year. GAM’s preference is for the larger, more liquid sovereign issuers in this space and, as a consequence, we increased the Fund’s overweight exposure to Mexico and South Africa. Elsewhere, the Fund remained underweight Japan, and we remain cautious of countries displaying signs of political instability or poor fiscal management.

At the end of September 2013, the Fund’s duration was 5.5 years versus 7.2 years for the benchmark. This short-duration strategy was in place for the entire reporting period and contributed to performance. Changes in the shape of the yield curve were also positive for performance, and a general steepening of the yield curve resulted in the Fund’s short-duration and underweight of the ultra-long end contributing. Off-benchmark floating rate and convertible bonds also contributed from a yield-curve perspective during the year.

Outlook

We continue to believe that the greatest investment opportunities for the Fund will be found in EM bonds and currencies and in the convertible bond market. Credit typically benefits from improvements in the economic environment, although we question whether current valuations are sustainable. Consequently our approach to traditional investment and sub-investment-grade corporate bonds can be described as cautious, while we have been actively increasing the Fund’s exposure to cyclical names within the convertible securities debt market.

The situation in May and June was a near worst-case scenario for the Fund’s portfolio, with safe-haven and more speculative assets both selling off in unison. In this instance, weakness was driven by the markets’ over-reaction to comments by the Fed and, while it is impossible to say that will not be repeated, we believe central banks will be more careful of “alarming the market” going forward. Nonetheless, a sudden rise in developed-market interest rates would prove the most detrimental in terms of the Fund’s absolute performance and we believe such an event would result in weakness in the corporate and emerging asset classes.

We believe the Fund has sufficient flexibility to perform well going forward. Nonetheless, we have maintained a structural underweight in terms of duration versus the benchmark in anticipation of rising government bond yields. Weakness at the close of the period has created an opportunity to increase the Fund’s exposure to those segments of the market we believe are most likely to benefit from ongoing improvements in the economic environment. In particular, we have increased exposure to the convertible bond market and have maintained a position in emerging market debt.

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
International Fixed Income Fund - Class A* and the Citigroup World Government Bond
Index ex-U.S.

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note To Chart

The Citigroup World Government Bond Index ex-U.S. measures the performance of the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, the index includes bonds issued by the governments of 21 developed countries.

14

Management's Discussion of Fund Performance (Unaudited)

Touchstone Merger Arbitrage Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

The Touchstone Merger Arbitrage Fund seeks to achieve positive absolute returns regardless of market conditions over the long term by investing primarily in securities of companies that are involved in publicly announced mergers and other corporate reorganizations. Merger arbitrage is an investment strategy that seeks to capture the “arbitrage spread” represented by the difference between the market price of the securities of the company being purchased and the value that is offered for these securities by the acquiring company. The Fund emphasizes risk management via a thorough understanding of proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals, and shareholder voting requirements. The Fund also limits assets under management in an effort to meaningfully invest in the entire market capitalization spectrum, with an emphasis on small-and mid-sized deals.

Fund Performance

The Touchstone Merger Arbitrage Fund (Class A Shares) outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2013. The Fund’s total return was 4.84 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.10 percent.

Market Environment

The U.S. equity market performed well for the period and the VIX (Chicago Board Options Exchange Volatility Index) remained below its historic average, despite global economic problems, a U.S. government perceived as dysfunctional, and an inconsistent pace of domestic economic growth.

With the U.S. Federal Reserve Board (Fed) keeping interest rates low, more soundly structured (less leveraged) mergers and a persistent “search for yield” led more investors to the merger arbitrage space during the period. While this kept deal spreads relatively low, lower interest rates, wide-open financial markets and more soundly structured mergers resulted in a historically low level of “broken” deals.

Merger activity remained relatively steady during the past 12 months, albeit with more activity in middle market names versus blockbuster deals. In a period fraught with macroeconomic and political uncertainty, corporate management teams were more focused on “bolt-on” deals intended to provide an immediate boost to earnings per share (EPS).

For all of these reasons, deal spreads were in the 2-4 percent annualized range for the past year. Leveraged buyout (LBO) deals were slightly higher and ranged between 3-5 percent on an annualized basis.

Portfolio Review

During the period, the Fund continued to experience a high merger completion rate. The Fund invested in more than 120 definitive merger arbitrage transactions with one unsuccessful deal.

Financials, Health Care, and Consumer Discretionary were the Fund’s prominently held sectors, with 90 percent of the deals invested in the U.S. The Fund’s non-U.S. deal holdings were primarily located in Canada. The breakdown of definitive merger agreements (DMAs) for the period included: 56 cash mergers, 26 LBOs, 17 stock mergers, 12 cash tenders, and nine cash and stock merger transactions.

The largest contributors to performance were directly related to bidding wars among acquirers. The number of successfully completed deals positively impacted performance as the Fund was able to experience small gains on many deals. In addition, the Fund had a handful of proposals which became definitive and ultimately contributed

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

to performance. The sole unsuccessful deal involved Integrated Device Technology Inc. which had planned to acquire PLX Technologies but was prevented from doing so by failing to gain approval under the Hart-Scott-Rodino Act. This event negatively impacted performance.

The Fund’s DMA transactions contributing to performance during the period included Sprint Nextel Corp.’s successful outbidding of DISH Network Corporation for Clearwire Corp.; Valeant Pharmaceuticals International, Inc. successful bid for Obagi Medical Products, Inc.; and, Reckitt-Benckiser Group PLC’s bid for Schiff Nutrition International Inc. following an unsuccessful bid by Bayer AG.

Outlook

When interest rates inevitably rise, we anticipate that deal spreads will widen as well, enhancing the potential for a higher level of absolute return. Additionally, we expect that as corporate management teams strive to return value to shareholders in more creative ways, we will continue to have an array of spin-offs, capital structure arbitrage, and pairs trades to evaluate. The investment flexibility we have to engage in these strategies should provide the Fund with further diversification and return benefits. We expect the level of deal flow to remain at current levels or increase, which we believe should provide plenty of investment opportunities. Given this expectation, we believe the Fund should continue to provide attractive reward-to-risk characteristics.

The U.S. government shutdown may delay the review process for approvals under the Hart-Scott-Rodino Act and Real Estate Investment Trust (REIT) conversion reviews. Additionally, global economic problems could damage investor confidence and further inhibit acquisition planning and execution.

The Fund remains well diversified by market capitalization, sector, transaction type, and investment strategy. We continue to maintain a high degree of flexibility to quickly react to changing market conditions and new investment opportunities.

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Merger
Arbitrage Fund - Class A* and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on August 9, 2011.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

17

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S. companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. Its goal is to purchase generally profitable, financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements, and are trading at a discount to their private market value.

Fund Performance

The Touchstone Mid Cap Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2013. The Fund’s total return was 28.43 percent (excluding the maximum sales charge) while the benchmark’s total return was 27.91 percent.

Market Environment

While the U.S. economy slowly continues to recover, overall Gross Domestic Product (GDP) growth remains modest and unemployment remains stubbornly high. In this slow growth environment, U.S. companies have excelled at maximizing productivity per worker, thus increasing profitability margins. We are encouraged by improving economic data, growing consumer confidence, and a relative downshift in some of the macro uncertainties around the globe. These elements contributed to sustaining the long advance enjoyed within the U.S. stock market, which began in March 2009.

We believe the liquidity provided by the U.S. Federal Reserve Board (Fed) may be most responsible for propelling the domestic equity markets to all time highs. As interest rates have increased, so have the equity markets, led by lower beta1 and higher quality companies in the early part of the period; higher beta1 and lower quality companies drove returns later in the period.

Portfolio Review

For the trailing 12-month period, the Russell Midcap® Index was led higher by the Industrials, Consumer Discretionary and Health Care sectors while the Utilities, Materials,Telecommunication Services and Financials sectors lagged the market. At the sector level, the Fund’s overweight in the consumer-oriented sectors added the most value while the Fund’s overweight to the Materials sector and underweight to the Industrials sector detracted from performance. Stock selection was positive in the Consumer Discretionary and Health Care sectors, but was offset somewhat by stock selection in the Financials, Energy and Industrials sectors.

The Fund’s top performing stocks during this period based on relative performance versus the benchmark included CarMax Inc. (Consumer Discretionary sector), Deckers Outdoor Corp. (Consumer Discretionary sector), Whirlpool Corp. (Consumer Discretionary sector), Nu Skin Enterprises Inc. (Consumer Staples sector) and Tenet Healthcare Corp. (Health Care sector). Strong comparables and overall automobile sales improved CarMax Inc.’s position in the used car market. The company is ramping up new stores with a better operating environment. Deckers Outdoor Corp. steadily increased all year due to stability of the UGG brand. Whirlpool Corp. continued its strong performance due to improvement in the housing market driving volume and pricing improvement in the business. Nu Skin Enterprises Inc. posted strong operating results, although significant negativity was priced into the stock at the beginning of the year as the stability of the direct business model was questioned. We believeTenet Healthcare Corp. stands to benefit from opportunities arising from implementation of the Affordable Care Act as well as from its acquisition of Vanguard Health Systems.

18

Management's Discussion of Fund Performance (Unaudited) (Continued)

The largest detractors to performance during the period included Hatteras Financial Corp. (Financials sector), Cabela’s Inc. (Consumer Discretionary sector), White Mountains Insurance Group Ltd. (Financials sector), Brown-Forman Corp. (Consumer Staples sector) and Vulcan Materials Co.’s (Materials sector). Hatteras Financial Corp. underperformed following a 20 percent decline in book value this past summer. While we do not anticipate anear-term reversal, we maintain the Fund’s position and were encouraged by recent insider buying from management. Cabela’s Inc. underperformed late in the fourth quarter of 2012 post-Sandy Hook tragedy. The stock recovered and is still executing well on all fronts. White Mountains Insurance Group Ltd. lagged the market based upon pricing competition. We were attracted to the conservative underwriting policy and discount to book value. Although Brown-Forman Corp. underperformed its industry peers, we still like this family-run company. Vulcan Materials Co.’s aggregate shipments continued to improve slowly reflecting a slow growth economy. We remain attracted to the high barriers to entry and high returns of its business.

Over the past 12 months, the Fund initiated new positions in Tempur-Sealy International Inc. (Consumer Discretionary sector) and Deckers Outdoor Corp. (Consumer Discretionary sector). To fund the purchases, the Fund sold its entire position in UDR Inc. (Financials sector) and reduced the Fund’s positions in Eaton Vance Corp. (Financials sector) and Service Corporation International Inc. (Consumer Discretionary sector). We also added to the Fund’s existing position in MBIA Inc. (Financials sector) and trimmed the Fund’s position in CarMax and Nu Skin. The fundamentals of Tempur-Sealy and Deckers were attractive at purchase with a discounted valuation given the cash generation of both companies.

Outlook

Our investment focus is at a company-specific level, not from a top-down approach. Higher quality, more defensive, yield-oriented issues led the charge early in 2013 before ceding leadership to lower quality, more cyclical and more growth-oriented issues to blaze the trail forward. This move coincided with the Fed’s shift in forward policy guidance in June of 2013, completely changing the environment within the markets.

We continue to pursue opportunities in equities where strong balance sheets, high free cash-flows, and prudent capital allocation decisions should unlock value over time. While interest rates have backed up from unsustainably low absolute levels, the gap between the costs of debt versus the cost of equity remains historically wide and in the Fund’s favor. We like many of the ingredients of today’s market, and see plenty of room for corporate managements to return more capital to shareholders via growing dividends, share repurchases, or through other strategic actions. We would expect that positive corporate fundamentals, more limited organic growth opportunities, and a rising tide of shareholder pressure collectively should accelerate merger and acquisition activity over time. These factors further bolster our confidence.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

19

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Mid Cap Fund - Class A* and the Russell Midcap® Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Y shares commenced on January 2, 2003.

The initial public offering of Class A shares and Class C commenced on May 14, 2007. The initial public offering of Class Z shares commenced on April 24, 2006 and the initial public offering of Institutional Class shares commenced on January 27, 2012. Class A and Class C shares performance information is calculated using the historical performance of Class Y shares for the periods prior to May 14, 2007. Class Z shares performance information is calculated using the historical performance of Y shares for the periods prior to April 24, 2006 and Institutional Class performance information is calculated using the historical performance of Y shares for the periods prior to January 27, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Class Z shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a Touchstone Investments presentation of the Index data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

20

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Value Fund

Sub-Advised by Lee Munder Capital Group LLC

Investment Philosophy

The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of mid-cap companies. The Fund seeks to identify companies believed to be selling at a discount to their inherent value utilizing a classic value approach.

Fund Performance

The Touchstone Mid Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Value Index for the 12-month period ended September 30, 2013. The Fund’s total return was 26.26 percent (excluding the maximum sales charge) while the benchmark’s total return was 27.77 percent.

Market Environment

In the past 12 months, investors have weighed – and essentially shrugged off – heightened partisanship in Congress, a contentious presidential election, the “fiscal cliff” stalemate, federal sequestration spending curbs, uncertainty over tapering of the U.S. Federal Reserve (Fed) Board stimulus, signs of slowing growth in China, and ongoing international tensions in the Middle East. All represented serious geopolitical or economic events with significant global implications, yet the reaction from investors generally was muted and short-lived.

On a more sustained basis, during the last 12 months, the market preferred to focus on some key economic readings, such as housing, manufacturing, and employment, which continued to hold steady or trend upward. Compared to prior periods, consumer sector indicators improved and corporate earnings strengthened. More recently, focus on momentum-oriented, higher volatility stocks speaks to the market’s willingness to pay for high earnings growth, higher valuation, and lower quality, inclinations which presented a stylistic headwind for the Fund in recent months.

Portfolio Review

Across market sectors, the Fund’s strongest performance during the 12-month period came from the Financials, Consumer Discretionary, Consumer Staples and Materials sectors. The Fund’s weakest performance was in the Health Care and Industrials sectors.

Outperformance in the Financials sector was driven by the Fund’s ongoing underweight to Real Estate Investment Trusts (REITs). The Fund has been meaningfully underweight REITs based on valuations and, while this has proven costly to short-term performance at various points in recent years, the REIT Index moved sharply lower in the second quarter of 2013 in reaction to the Fed’s policy signals and the back-up in interest rates that followed. REITs continued to give up ground in the third quarter, as interest rates continued upward through the summer months. Unum Group and Ameriprise Financial Inc. individually contributed to performance in the sector as well.

Stock selection was strong in the Consumer Discretionary sector, led by Abercrombie & Fitch Co., Cabela’s Inc., and WMS Industries Inc. Abercrombie & Fitch was a new purchase for the Fund in late 2012, as the market overreacted to the retailer’s operational challenges in both the U.K. and the U.S. The company then posted better than expected results and the stock rallied strongly, resulting in the Fund’s ultimate sale of the stock as Abercrombie achieved its price target. Specialty retailer Cabela’s and gaming equipment company WMS Industries, were both up significantly during the period. Investors reacted positively to Cabela’s higher-than-expected earnings per share (EPS) guidance and the announcement of a new expansion plan and enhancements to the online and in-store shopping experiences. Cabela’s was sold from the Fund’s portfolio because it achieved its price target. WMS Industries was acquired at a meaningful premium in recognition of the company’s underlying value.

Stocks in the Materials sector that contributed to performance during the period included Owens-Illinois Inc. and Rockwood Holdings Inc. Owens-Illinois benefitted from reduced costs in its South American operations

21

Management's Discussion of Fund Performance (Unaudited) (Continued)

and a more upbeat outlook around the competitive environment in Europe. Rockwood Holdings, a chemical company, was also a meaningful contributor in anticipation of corporate action around the company’s portfolio of businesses.

The Fund was close to equal weighted in the Health Care sector overall, but underperformed primarily because the Fund did not own the sector’s more momentum-oriented stocks. Quest Diagnostics Inc. was one of the Fund’s weakest performers as cost cutting and cash deployment failed to offset reimbursement and volume pressure. We believe the company’s attractive valuation and cash flow created an attractive risk/reward despite the continuing reimbursement and volume risk.

In the Industrials sector, the largest detractor from performance for the period was aerospace supplier Spirit AeroSystems Holdings Inc. Shares declined markedly on news of losses tied to some of the company’s Gulfstream Aerospace Corp. and The Boeing Co. projects. As new developments increased the risk profile of the stock and the prospect for significant cash flow generation was materially delayed, we decided to eliminate the position. Another notable detractor in the Industrials sector was Xylem Inc., a leading provider of water and wastewater treatment technologies, which failed to keep pace with the market as the company was weighed down by its European exposure.

Other detractors included Newfield Exploration Co. (Energy sector) and Allegheny Technologies Inc. (Materials sector). Newfield’s underperformance can be attributed to lower than expected production growth despite higher capital expenditures. We believe those capital expenditures are setting up the company for positive production over the long term. Allegheny Technologies, a specialty metal company, has been hit with the perfect storm of Boeing working off its airframe inventory, destocking in its jet engine business, continued weakness in its nuclear related business in Japan, and lackluster stainless demand. We believe these headwinds are more than discounted in the current valuation and believe the long-term prospects for the company remain attractive.

Outlook

Over the course of the year, the market went from rewarding companies with high earnings visibility and momentum to companies with a higher beta1 and momentum. Neither environment is particularly conducive to the Fund’s investment philosophy. We believe the greatest opportunity requires remaining disciplined to our investment philosophy so that the Fund is positioned when the market returns to caring more about valuation and long-term fundamentals.

The Mid Cap Value strategy has typically outperformed when the market rewards higher return on capital businesses with the valuations they deserve. In such an environment, the market is willing to look past transitory difficulties and focus on the underlying, long-term, earning power of the company and the inherent value of the franchise. This can happen in a market that slowly trends up or down or moves sideways. We seek the relative safety of strong balance sheets and good cash flow, so we believe the Fund’s stocks are relatively insulated from severe downturns in the market.

Our greatest concern, on a relative basis, is that the market continues to narrowly reward companies with momentum regardless of valuation. Because we typically invest in quality companies which have been depressed from a transitory negative event, the Fund’s companies remain out of favor in this type of environment.

We continue to find what we believe to be attractively valued investment opportunities with favorable risk/reward profiles. We believe these investments should outperform the market over the longer term.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

23

Management's Discussion of Fund Performance (Unaudited)

Touchstone Premium Yield Equity Fund

Sub-Advised by Miller/Howard Investments, Inc.

Investment Philosophy

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

Fund Performance

The Touchstone Premium Yield Equity Fund (Class A Shares) underperformed both of its benchmarks, the Russell 3000® Value Index and the Dow Jones U.S. Select Dividend Index for the 12-month period ended September 30, 2013. The Fund’s total return was 12.97 percent (excluding the maximum sales charge) while the total returns for its benchmarks were 22.67 percent and 19.45 percent, respectively.

Market Environment

The 12-month period saw gradual U.S. economic improvement. During the third quarter of 2013, financial markets greeted the U.S. Federal Reserve Board’s (Fed’s) announcement of its change in policy, which delayed the tapering of its quantitative easing (QE) program, favorably. Many lower-quality stocks outperformed due to investors’ search for income, while companies with more stable earnings underperformed. Dividend-paying stocks underperformed non-dividend paying stocks, and cyclical stocks outperformed. This environment stressed the importance of seeking to invest in companies that give shareholders a stable income stream that can grow over time. The Fund experienced 44 dividend increases for the 12-month trailing period.

Portfolio Review

Throughout the fiscal year, the Utilities, Energy and Financials sectors were among the top contributors to Fund performance. The Consumer Discretionary, Materials, and Telecommunication Services sectors were among those that detracted from performance.

Stocks that contributed to Fund performance for the 12-month period were Vodafone Group PLC (Telecommunication Services sector), NiSource Inc. (Utilities sector), Seadrill Ltd. (Energy sector) and ONEOK Inc. (Utilities sector). Vodafone Group announced the sale of its 45 percent stake in Verizon back to Verizon, and is planning to distribute stock and some cash to shareholders after the deal, in what we believe could be one of the largest dividends ever paid. In addition, Vodafone purchased Kabel Deutschland in Germany, making it a leading cable provider that can bundle phone, TV, wireless, and internet services in a single package. NiSource Inc. experienced higher than expected, year-over-year growth. Regulators took a kinder stance toward the company’s utilities business, which enabled it to begin growing its dividend again, and horizontal drilling techniques have released tremendous assets in the Marcellus and Utica shales. Seadrill Ltd. continued its distribution growth, with its dividend up 8.3 percent year-over-year. The company also had a strong second quarter report and continued its recovery from previous sub-standard performance and we believe its outlook remains positive. ONEOK Inc. reiterated 8-12 percent distribution growth through 2015. In addition, the company had strong exposure to the Bakken Pipeline build-out.

Stocks that detracted from performance during the period were Digital Realty Trust Inc. (Financials sector), Statoil ASA (Energy sector) and LinnCo LLC (Energy sector). We believe Digital RealtyTrust’s underperformance was due to investors who viewed the company’s business as cloud technology and its stock as hyper-growth rather than a Real Estate Investment Trust (REIT). The company operates properties with large data centers serving diverse clients all over the world. We continue to believe it measures well on all relevant metrics when compared to a REIT universe and, at current prices, we increased the Fund’s allocation during the period.

24

Management's Discussion of Fund Performance (Unaudited) (Continued)

Statoil ASA (Energy sector), has had difficulty with the government in its home country of Norway regarding new taxes that it owes, and the productivity of its North Sea wells is waning. The company experienced a disappointing earnings report as a result. LinnCo LLC’s price was battered in recent months by factors which threatened to derail a lucrative acquisition. While the deal could ultimately fall victim to these events, after a review of the evidence raised by the short seller, we believe the risk/reward lies to the upside, based on the cash potential of the company on a stand-alone basis, as well as its current yield.

We believe the negative divergence between the Fund’s performance and that of its benchmark was, in large part, attributable to the very strong contribution of large- and mid-cap stocks in the Financials sector of the benchmark. The Fund’s discipline has significantly narrowed its list of investable bank-stock candidates due to regulatory restrictions on the ability of these companies to raise their dividends.

Outlook

We believe a low interest rate environment and uncertainty in Washington, D.C. make strong stock selection all the more valuable. We continue to seek dividend-paying companies with monopolistic assets, repeatable business models and recurring revenues that pay a stable dividend and have the potential to increase that dividend over time. We believe our tenacious discipline is important. One can arrive at the same place with lower current yield and faster growth of yield, or higher current yield and slower growth of yield. The latter route generally comes from seasoned companies and is more likely to persist, in our view. The key is to keep a long-term compounding vision in mind.

25

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Premium Yield Equity Fund - Class A* , the Russell 3000® Value Index and
the Dow Jones U.S. Select Dividend Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class Y performance information is calculated using the historical performance of Class A for periods prior to August 12, 2008. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

26

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund invests in 25 to 30 companies that are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Select Growth Fund (Class A Shares) outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended September 30, 2013. The Fund’s total return was 27.11 percent (excluding the maximum sales charge) while the benchmark’s total return was 19.27 percent.

Market Environment

Although we monitor macroeconomic headwinds that might impact companies within the Fund’s portfolio, our primary concern lies with underlying business fundamentals. Stock prices may be volatile in the short term, but company fundamentals are of greater interest and, in our view, do not change as frequently as the market often suggests. Importantly, we believe that the Fund’s businesses are able to navigate headwinds more effectively than their competitors. This often enables them to take additional market share and widen competitive advantages. In fact, we believe the long-term nature of the Fund’s investment horizon allows us to exploit opportunities that arise during difficult economic environments, or when news or investor sentiment negatively impact a company’s stock price, despite compelling long-term fundamentals and growth prospects. Throughout all market conditions, we remain focused on the primary objective of our research: identifying and understanding wealth-creating businesses, determining if they meet the Fund’s six investment criteria, and owning them for many years.

Portfolio Review

On a relative basis, among the top contributors for the period were Visa Inc., ASML Holding N.V., Facebook Inc., Salesforce.com Inc., and Priceline.com Inc. After a primary competitor completed a technology overhaul in 2012, we closely watched Priceline.com for indications of increased competitive pressures. Positively, based on the company’s 2013 earnings releases, we are seeing evidence that its long-term growth prospects have not diminished. In its most recently reported quarter Priceline.com beat expectations on both the top and bottom lines and issued solid guidance. We believe these results were particularly impressive given weak results at its largest competitor. Importantly, though two notable competitors each cited a weak European macroeconomic environment as a reason for underperformance, the same did not impact Priceline.com’s results. In our view, this indicates Priceline.com remains one of the leading global online travel agents. We believe its attractive and scalable business model still has ample room for growth.

Among the top relative detractors from performance were F5 Networks Inc., Apple Inc., Intuitive Surgical Inc., Coach Inc., and Alexion Pharmaceuticals Inc. Results from the company and our own research indicate that robotic hysterectomy, Intuitive Surgical’s most widely adopted procedure, has matured more quickly than we expected. This is a structural negative because procedure volume will be slower in the future, likely resulting in more capacity and reduced demand for Intuitive Surgical’s robots. While other dynamics have also impacted

27

Management's Discussion of Fund Performance (Unaudited) (Continued)

the business - specifically patient lawsuits and related news articles that, in our view, are misguided - our work with surgeons leads us to believe this will fade. As Intuitive Surgical innovates and expands to new areas such as general surgery, we project there remains a long runway for growth. Importantly, we believe that the value proposition for robotic procedure growth – which remains the linchpin of our investment case – is only increasing relative to both open surgery and laparoscopic surgical techniques. In spite of the company’s growth rate being reset to a lower level, our long-term investment case has not changed significantly.

While understanding the factors that influence the short-term performance of the Fund’s companies is important, it is critical to maintain conviction in the long-term growth drivers for the entire portfolio and ensure each business continues to meet our six investment criteria. As truly active investors, we build the Fund’s portfolio one business at a time and expect stock selection, as opposed to tactical adjustments or sector allocation, to remain the primary source of value-add over complete market cycles.

We diligently monitor and continually evaluate the long-term growth prospects for Fund companies while simultaneously seeking opportunities to add compelling new businesses. In the past year we initiated positions in ten companies: BioMarin Pharmaceuticals Inc., Chipotle Mexican Grill Inc., ARM Holdings PLC, Biogen Idec Inc., Ulta Salon Cosmetics and Fragrances Inc., Splunk Inc., Baidu Inc., Monsanto Company, The Charles Schwab Corp., and LinkedIn Corp. Over the same time period, we eliminated seven positions: W.W. Grainger Inc., IntercontinentalExchange Inc., Coach Inc., Apple Inc., Qualcomm Inc., F5 Networks Inc., and Praxair Inc.

Biogen Idec Inc. is a biotechnology pioneer and a leading innovator in the field of neurology, with a particular focus on multiple sclerosis (MS). Today, the company has four primary drugs: Avonex, Tysabri, and Tecfidera (each for MS treatment) and Rituxan (for the treatment of cancer and autoimmune diseases). Tecfidera was approved by the Food and Drug Administration (FDA) earlier in the year. We believe it has the potential to become the dominant first-line therapy for MS because it offers the convenience of an oral treatment and appears to be as safe as, and more effective than, the injectable drugs that are the current standard. We expect Biogen to leverage its existing global infrastructure to market the treatment, which we believe represents significant earnings growth potential. Additionally, Biogen has a promising mid-stage pipeline focused on areas of high unmet medical need, as well as several other promising programs in late stages of clinical development, all of which could further enhance the company’s long-term growth profile.

We sold Qualcomm because we think the business is approaching maturity. The company has two primary business lines: licensing and chipsets. We believe each is positioned in front of long-term headwinds. Qualcomm invented and owns the primary intellectual property (CDMA air-interface technology) used in most wireless handsets. The company earns a royalty, based on the price of the handset, on all CDMA-based handsets sold. As a result, Qualcomm benefitted from the migration from second-generation to third-generation (3G) devices. As the powerful secular trend of global mobile device proliferation progressed, the company’s royalty revenues increased, due to a significant growth in handset units and increasing average sales prices (ASPs). Today, the shift to 3G has reached a saturation point in many developed markets, which we think indicates the maturation of this secular trend. A second headwind in front of this business line is our expectation that ASPs will decline as high-end smartphone manufacturers begin to compete more aggressively on price and as unit growth becomes driven by adoption of lower-priced smartphones in emerging markets. As a result, we expect Qualcomm’s royalty revenue growth will materially slow over the next five years. Additional headwinds created by increasing competition should also slow the growth of Qualcomm’s chipset business and negatively impact the company’s market share, pricing, and margins. Given these expectations, we think Qualcomm’s ability to sustain above-average growth will diminish over time.

28

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Our focus on the sustainable nature of a business’s earnings growth typically steers us away from those businesses experiencing a temporary boost in earnings due to cyclical growth factors such as a new product cycle. Instead, we work to identify powerful secular trends that will drive long-term tailwinds, and the companies best positioned to benefit from these trends. The Fund’s companies are levered to many secular trends across each of the six global sectors that we closely follow. Several of these trends include: the growth of e-commerce; convergence of mobile communications and computing; growing importance of unconventional hydrocarbons; and the digitization of healthcare, among others. Analyzing not only the companies that we own, but also the secular trends from which they benefit, often enables us to gain key insights and build conviction in a company’s ability to grow at a higher rate and/or for a longer duration than the market expects.

While the U.S. and the global economy seem to be facing a period of slower overall growth, we believe it does not mean that growth investors have to struggle. At its core, growth investing is about finding businesses that are either driving or benefiting from “change.” This never-ending cycle of creative destruction governs both economic and non-economic drivers of the global business landscape. We believe there will always be opportunities for diligent and selective growth investors to identify quality investments, whether a region or sector is experiencing accelerating or decelerating growth. To find the special businesses that we believe can succeed in a period of depressed growth, we will continue to focus on what has worked for Sands Capital over the previous two decades. Specifically, we believe our experience, criteria-driven research, and long-term, concentrated approach should continue to position us to find leading growth businesses and achieve our mission of adding value with prudence, over time.

As volatility and risk fatigue persist and influence investor behavior, we believe it is impossible to divine what the future holds. Uncertainty remains a constant and, as investors, all we can do is stay true to the Fund’s philosophy and remain disciplined in our approach and application of our six investment criteria.

History has shown that, in the long run, companies generating sustainable, above-average earnings growth have been rewarded with significant stock price appreciation. This is why our process is predicated on using our six investment criteria to: 1) identify companies with business models that generate above-average earnings growth and typically boast significant competitive advantages, strong leadership positions in attractive business spaces, and solid balance sheets; and 2) purchase these companies at rational valuations. While we acknowledge that over shorter-term periods there may be disconnects between stock prices and business fundamentals, we believe that our patient, disciplined, and consistent investment philosophy will provide the opportunity to deliver above-average returns over time.

We diligently monitor and continually evaluate the growth prospects for Fund companies while seeking opportunities to add compelling new businesses to the Fund and we remain optimistic about the long-term growth prospects for the Fund’s select group of businesses.

As long-term investors in business enterprises, not traders of stocks, Sands Capital does not actively reposition the Fund on an ongoing basis. Instead, we spend the vast majority of our time diligently monitoring and continually evaluating the long-term growth prospects for companies, while seeking opportunities to add compelling new businesses to the Fund’s portfolio. Clearly macro challenges persist – for instance, China’s slowdown and continued political posturing in the United States – but as a group, we believe the Fund’s companies continue to execute and deliver solid business results.

29

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands
Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Z shares commenced on August 11, 2000. The initial public offering of Class Y shares commenced operations on August 27, 2004 and the initial public offering of Class A shares and Class C commenced on November 15, 2010. Class A and Class C shares performance information is calculated using the historical performance of Class Z shares for the periods prior to November 15, 2010 and Class Y shares performance information is calculated using the historical performance of Z shares for the periods prior to August 27, 2004. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

30

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Core Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Small Cap Core Fund seeks long-term capital appreciation by investing primarily in common stocks of companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. The goal is to purchase generally profitable, financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented management, and are trading at a discount to their private market value.

Fund Performance

The Touchstone Small Cap Core Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2013. The Fund’s total return was 23.60 percent (excluding the maximum sales charge) while the benchmark’s total return was 30.06 percent.

Market Environment

While the U.S. economy slowly continues to recover, overall Gross Domestic Product (GDP) growth remains modest and unemployment remains stubbornly high. In this slow growth environment, U.S. companies have excelled at maximizing productivity per worker, thus increasing profitability margins. We are encouraged by improving economic data, growing consumer confidence, and a relative downshift in some of the macro uncertainties around the globe. These elements contributed to sustaining the long advance enjoyed within the U.S. stock market, which began in March 2009.

We believe the liquidity provided by the U.S. Federal Reserve Board (Fed) may be most responsible for propelling the domestic equity markets to all time highs. As interest rates have increased, so have the equity markets, led by lower beta1and higher quality companies in the early part of the period; higher beta1and lower quality companies drove returns later in the period.

Portfolio Review

For the trailing 12-month period, the Russell 2000® Index was led higher by the Industrials, Information Technology, and Consumer Discretionary sectors while the Utilities, Materials, and Telecommunication Services sectors lagged the market. Both sector allocation and stock selection detracted from relative performance during the period. At the sector level, the Fund’s overweight to the Materials sector and underweight to the Information Technology sector hurt performance. Stock selection was negative in the Industrials, Information Technology, Financials and Consumer Discretionary sectors but was offset by positive stock selection in the Health Care sector.

The Fund’s top performing stocks during this period based on relative performance versus the benchmark included Nu Skin Enterprises Inc. (Consumer Staples sector), Tenet Healthcare Corp. (Health Care sector), Old Dominion Freight Lines (Industrials sector), Advent Software Inc. (Information Technology sector) and Eaton Vance Corp.’s (Financials sector). Nu Skin Enterprises Inc. bounced back following a strong earnings release and fewer concerns about the stability of its business model. We believe Tenet Healthcare Corp. stands to benefit from opportunities arising from implementation of the Affordable Care Act as well as from its acquisition of Vanguard Health Systems. Old Dominion Freight Lines exhibited market share gains and increased operating metrics. Old Dominion remains the “best-in-class” operator. Advent Software Inc. declared a $9 special dividend and restructured its balance sheet to help lower its cost of capital. Eaton Vance Corp.’s assets under management increased significantly with market appreciation.

31

Management's Discussion of Fund Performance (Unaudited) (Continued)

The largest detractors to performance during the period included American Eagle Outfitters (Consumer Discretionary sector), Hatteras Financial Corp. (Financials sector), Kraton Performance Polymers Inc.’s (Materials sector), Micrel Inc. (Information Technology sector) and MBIA Inc. (Financials sector). American Eagle Outfitters was weak in 2013 after strong performance in 2012. In-store traffic was disappointing and the competitive environment was intense. We are confident in management’s focus on Return on Investment Capital (ROIC) and the company’s strong capital allocation (special dividend in 2012). Hatteras Financial Corp. underperformed following a 20 percent decline in book value this summer. While we do not anticipate a near-term reversal, the Fund maintained its position in the stock as we were encouraged by recent insider buying from management. Kraton Performance Polymers Inc.’s input costs (e.g., the industrial chemical butadiene) continued to cause volatility in the company’s stock price. The company continued to move toward its goal of becoming a higher margin, specialty chemical company. We are monitoring this position. Micrel Inc was down for the period. Demand has been slow as global GDP growth was muted. MBIA Inc. gave back its gains from earlier in 2013 following concerns around Puerto Rico. The company continued to work on commuting some of its corporate exposure in its structured finance unit. We remain comfortable with the stock and point to the significant discount to adjusted book value.

During the period, the Fund sold its entire position in Kinder Morgan Management LLC (Energy sector) and added to its existing position in Matson Inc. (Industrials sector). Separately, the Fund reduced its position in Nu Skin. Toward the end of the period, the Fund initiated a position in Alliant Techsystems Inc. (Industrials sector) and reduced its holdings in both Alleghany Corp. (Financials sector) and Montpelier Re Holdings Ltd. (Financials sector).

Outlook

Our investment focus is at a company-specific level and not from a top-down approach. Higher quality, more defensive, yield-oriented issues led the charge early in 2013 before ceding leadership to lower quality, more cyclical and more growth-oriented issues to blaze the trail forward. This move coincided with the Fed’s shift in forward policy guidance in June of 2013, completely changing the environment within the markets.

We continue to pursue opportunities in equities where strong balance sheets, high free cash-flows, and prudent capital allocation decisions should unlock value over time. While interest rates have backed up from unsustainably low absolute levels, the gap between the costs of debt versus the cost of equity remains historically wide and in the Fund’s favor. We like many of the ingredients of today’s market, and see plenty of room for corporate managements to return more capital to shareholders via growing dividends, share repurchases, or through other strategic actions. We would expect that positive corporate fundamentals, more limited organic growth opportunities, and a rising tide of shareholder pressure collectively should accelerate merger and acquisition activity over time. These factors further bolster our confidence.

1Beta is a measure of volatility of a portfolio relative to its benchmark.

32

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Small Cap Core Fund - Class A* and the
Russell 2000® Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

33

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Fund

Sub-Advised by DePrince, Race & Zollo, Inc.

Investment Philosophy

The Touchstone Small Cap Value Fund seeks long-term capital appreciation by investing primarily in common stocks of small-cap companies that appear to be trading below their perceived value. The Fund utilizes a bottom-up security selection process that consists of three factors: dividend yield, low valuation, and a fundamental catalyst.

Fund Performance

The Touchstone Small Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Value Index for the 12-month period ended September 30, 2013. The Fund’s total return was 26.82 percent (excluding the maximum sales charge) while the benchmark’s total return was 27.04 percent.

Market Environment

Small-cap stocks performed well over the period despite the persistent uncertainty and market fluctuations over positive fundamentals and macroeconomic concerns. The auto and housing industries have been strong, U.S. manufacturing and services sectors have improved, Europe is stabilizing, industrial production in China continues to show signs of acceleration, and the U.S. Federal Reserve Board (Fed) reassured investors it would maintain its accommodative monetary policy.

Dividend-paying stocks dramatically underperformed their non-dividend paying counterparts, creating a difficult environment for the Fund’s bottom-up, value investment methodology. Our strategy requires a minimum 1% dividend yield for every stock in the Fund’s portfolio. Low quality, non-dividend paying stocks in the Index outpaced the return of high-quality, dividend-paying stocks.

Portfolio Review

While the backdrop continues to be difficult for the Fund’s bottom-up methodology, stock selection detracted from performance. The Fund’s exposure within the Materials, Consumer Discretionary, and Information Technology sectors underperformed those in the Index and detracted from relative performance. While some of the Fund’s Materials sector stocks regained earlier losses in the third quarter of 2013, Noranda Aluminum Holding Corp. detracted from performance earlier in the year as commodity prices languished amid international growth concerns. While the company was vertically integrated and we believed in its fundamentals, we exited the position as the macro backdrop continued to deteriorate.

M.D.C. Holdings Inc. (Consumer Discretionary sector), a homebuilder, was negatively impacted by weaker sales and higher interest rates that raised concerns for the housing recovery in August. However, we remain encouraged with M.D.C.’s recent land acquisitions, which we believe will enhance future orders in a healthy pricing environment. Micrel Inc.(Information Technology sector), a manufacturer of analog power integrated circuits used in a wide variety of electronics, traded lower on an inventory adjustment in its wireless segment, which temporarily impacted sales. The wireless segment comprised only 10 percent of Micrel’s revenues, and its largest handset customer has already experienced a recovery in orders. Micrel should also benefit from an improvement in U.S. manufacturing data as 50 percent of its business is tied to industrial end markets.

The Financials sector was a source of strength for the Fund, however, Anworth Mortgage Asset Corp., detracted from performance as interest rates spiked in the second quarter of 2013. However, this mortgage Real Estate Investment Trust’s portfolio duration is among the lowest in the industry, which should help protect book value when rates rise. Lower prepayment speeds are also a positive.

The Fund’s cyclical exposures within the Industrials sector was the largest contributor to relative performance for the 12-month period. Kaydon Corp., ABM Industries Inc., and Curtiss-Wright Corp. were all top 10 performing stocks. Kaydon, a manufacturer of specialty ball bearings, filters, and seals was the Fund’s top contributor to performance. Shares traded higher after management announced it accepted an offer to be acquired by Sweden-based SKF Group for a 22 percent premium. As the stock outperformed, it reached its relative valuation target and

34

Management's Discussion of Fund Performance (Unaudited) (Continued)

it exited the Fund in September 2013. ABM Industries is a facility services contractor and provides air conditioning, engineering, janitorial, lighting, parking, security, and other outsourced facility services to commercial, industrial, and institutional customers across the country. Management reported three consecutive periods of exceeding earning expectations due to better execution through investing in technology, improving its marketing efforts, gaining market share, solid organic revenue growth and continued margin expansion. The company continued to benefit from the improving construction and industrial recovery. Curtiss-Wright, a manufacturer of highly engineered controls and surface technologies for defense, energy and industrial markets, reported margin expansion and double-digit revenue growth across all segments.

No significant changes have been made to the Fund’s positioning, which remains more cyclical in nature. We have taken profits in stocks that have achieved the Fund’s relative valuation targets within the Industrials, Materials, and Energy sectors and used those proceeds to buy stocks that are screening well on valuation and fundamentals. The Financials and Utilities sector weights are gradually increasing as we find companies with attractive bottom-up fundamentals and valuations. The Financials sector weight in the Index is still elevated so we remain comfortable with the Fund’s exposure and underweight.

Outlook

We see the Utilities and Financials sectors as areas of opportunity. Fundamentals and valuations remain compelling for banks. Merger & acquisition (M&A) activity continues to accelerate as the Fund has benefitted from two bank takeovers in the last few months. Relative valuations within the Utilities sector have come down over the last few months. Bottom-up research has led to four new Utilities sector stocks in the Fund: two electric and two gas companies, which are experiencing rate-base growth, dividend growth, and company-specific catalysts that distinguish them from the other Utilities sector stocks.

M&A activity in other sectors also remains of interest. We believe consolidation within the Retail and Information Technology industries will provide growth platforms to increase revenues and earnings. We believe organic growth is still difficult to find in this tepid recovery. High cash balances and cheap borrowing costs are fuel for companies looking to grow through acquisitions.

We remain cautiously optimistic on the economic recovery and global markets. We see areas of strength in the economy, but the Fund’s bottom-up fundamental research continues to point to a common thread of weakness: lack of revenue growth. Companies have restructured over the past five years to reduce costs and become lean operators, which should bode well for them once revenues accelerate. We believe fundamentals continue to take a backseat to the Fed’s message of cheap, easy money, which was apparent in the third quarter of 2013. We remain optimistic that investors will return their focus to valuation and bottom-up fundamentals as opposed to macroeconomic headlines. We view recent market fluctuations as trading opportunities offering valuation anomalies. We believe the Fund is well positioned once investors return their focus to fundamentals.

Despite the disruptions in Washington, D.C., the Fund’s economically sensitive bias is supported by the government’s accommodative monetary policy, a slow but improving domestic economic recovery, and improvements in industrial production in China and Europe. Utilities are an example of a sector that was overpriced earlier this year with very little opportunity for earnings expansion. We have seen valuations come down and opportunities increase. These are the types of mispriced, fundamental opportunities we seek to uncover in the Fund’s investment process. Companies are beginning to recognize the value we see and are capitalizing through acquisitions like the purchase of Kaydon by SKF earlier this quarter. We believe Fund companies are attractively valued and fundamentally sound by the nature of the Fund’s investment process.

35

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Small Cap Value Fund - Class A* and the
Russell 2000® Value Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on March 4, 2002. On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares. The initial public offering of the Class C, Class Y, and Institutional Class shares commenced on March 1, 2011. The Class A shares performance information is calculated using the historical performance of Class Z shares for periods prior to June 10, 2011 and Class C, Class Y and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for periods prior to March 1, 2011. The returns have been stated for sales charges and for fees applicable for Class A, Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

36

Management's Discussion of Fund Performance (Unaudited)

Touchstone Total Return Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

The Touchstone Total Return Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.

Fund Performance

The Touchstone Total Return Bond Fund (Class A Shares) slightly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index for the 12-month period ended September 30, 2013. The Fund’s total return was -1.48 percent (excluding the maximum sales charge) while the benchmark’s total return was -1.68 percent.

Market Environment

Five years after the credit crisis of 2008, the U.S. economy is slowly regaining its footing. Gross Domestic Product (GDP) has been on track for 1.3 percent growth over the last four quarters, a number we believe needs to improve for the world’s largest economy, and inflation ended the period around 1.1 percent. Growth expectations have improved, with the S&P 500 Index up a solid 19 percent for the year. One year ago, the yield of the Barclays U.S. Aggregate Bond Index was too low for the needs of many bond market participants, such as banks, insurance companies and retirees. Opportunities for bond investors to find yield were further diminished in September when the U.S. Federal Reserve Board (Fed) reversed its tapering decision and continued its monthly asset purchases, adding to a balance sheet that now includes $1.3 trillion of agency single-family Mortgage-Backed Securities (MBS). The bond market, by some broad measures, has barely kept pace in terms of growth. We believe that when the Federal Reserve’s portfolio is considered, the market actually shrank. In the face of this, rates closed the year up modestly. We believe a diminished Wall Street balance sheet, coupled with a secular trading decline, is exacerbating the tendency for rates to rise. With the Fed seemingly far from raising short-term rates, the yield curve steepened under market activity.

Portfolio Review

For the 12-month period, the Fund’s duration detracted from performance. We do not anticipate rates and strive to keep the Fund’s duration close to that of the benchmark’s duration, which was extended from 4.85 years to 5.24 years, driven by the negative convexity of the benchmark’s agency single-family MBS commitment. The non-parallel shift in the curve also detracted from performance. We also do not speculate on the shape of the curve and strive to reduce this risk while staying true to the Fund’s bottom-up process. Not all of the opportunities found for the Fund conveniently fit along the curve like the benchmark’s holdings. The Fund’s sector and quality allocation, as well as an overweight to the agency sector were detractors; however, overweights to high yield debt and commercial mortgage-backed securities (CMBS) contributed to performance, as did the Fund’s security selection. The Fund was overweight the agency sector and the securities in its portfolio performed better than the generic issues in the benchmark; however it wasn’t enough to add to the Fund’s performance. Sectors that contributed for the period were CMBS, structured settlements, utility debt, and Title XI Shipping bonds. Detractors were U.S. Treasury STRIPS (separate trading of registered interest and principal securities), used for curve management, and taxable municipal housing issues. The housing bonds were added mid-year so the timing of rates affected their performance. Taxable municipal housing bonds were also added during the year, seizing what we believed to be an opportunity to buy a stream of new issues at par. These bonds refinanced existing debt and provided a way to access agency single-family MBS returns, without the premium prepayment risk. The Fund’s Small Business Administration, Development Company Participation Certificates (SBA DCPC) experienced a strong first-half of the year, perhaps too strong which led to some softness in the

37

Management's Discussion of Fund Performance (Unaudited) (Continued)

last quarter but, nevertheless, a strong year. The Fund’s agency multi-family housing was a steady performer as well, as were its credits and CMBS during the 12-month period.

Overall, duration was the largest driver of returns for the period. The Fund’s duration finished the year at 5.64 years compared to the benchmark’s 5.24 years, a range we consider neutral; however, the Fund’s relative duration and the curve were slight detractors for the period. We will work to neutralize this while adhering to the Fund’s bottom-up style.

Outlook

We believe the relative value of the Fund’s agency securities, compared to both U.S. Treasuries and corporate bonds, along with the continued volatility across all markets, creates the greatest opportunity going forward. A widening of all risk-asset spreads, similar to what happened earlier in the year, currently presents the greatest concern for the Fund, given its underweight to U.S. Treasuries. While we believe the additional yield and higher quality of the Fund’s holdings should provide an initial cushion to any interest rate spread widening, those positions can absorb only so much cheapening in the bond market before it affects returns. We also believe the increase in relative value attractiveness of many holdings in the Fund’s portfolio during the third quarter could provide an opportunity for the remainder of 2013. Additionally, we are making selective additions to the securities which we believe are undervalued, which should also drive returns. We believe the Fund continues to be positioned in bonds that offer good yield for their interest-rate risk, credit risk and prepayment risk.

38

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Total Return Bond Fund - Class A* and the
Barclays U.S. Aggregate Bond Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class Y shares began operations on November 15, 1991, Class A shares began operations on August 16, 2010, and Class C and Institutional Class shares began operations on August 1, 2011. The Class A shares performance information is calculated using the historical performance of Class Y for periods prior to August 16, 2010 and Class C and Institutional Class shares performance information is calculated using the historical performance of Class Y for periods prior to August 1, 2011. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

39

Management's Discussion of Fund Performance (Unaudited)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and municipal bonds. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by maintaining an effective duration of one year or less under normal market conditions.

Fund Performance

The Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares) outperformed its benchmarks, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index for the 12-month period ended September 30, 2013. The Fund’s total return was 0.48 percent (excluding the maximum sales charge) while the total returns of its benchmarks were 0.10 percent and 0.31 percent, respectively.

Market Environment

The period began on a somewhat negative note as concern over soft U.S. economic growth and a struggling European economy spawned accommodative programs by both the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB). Hurricane Sandy, the looming “fiscal cliff,” and sequestration further fueled concerns about a weakening economy for the beginning and middle part of the period.

However, by mid-period, growing confidence in the U.S. economy fostered by the recovery in housing and job growth and diminished fear of a collapse in Europe led to moderately higher interest rates. Equities solidly outperformed while high yield bonds modestly outperformed.

The middle of the period marked a pivotal moment for the markets when Fed Chairman Ben Bernanke announced the tapering of the Fed’s quantitative easing policies later in the period. This concerned a complacent market which had become accustomed to low interest rates, low volatility, and outsized bond purchases by the Fed. Banks, hedge funds, and money managers who had put on a “carry trade” (effectively using short-term funding to purchase long-term assets and pocket the spread), panicked and began unwinding these positions. Interest rates jumped and spreads on non-U.S. government securities widened substantively. After a long absence, volatility returned to the markets.

This volatility (along with higher interest rates) continued into the latter part of the period as the markets anticipated the tapering of quantitative easing and the appointment of Lawrence Summers to chair the Fed. Summers, at the time the leading candidate to replace Ben Bernanke, ultimately announced he was removing his name from consideration. Then, in a surprise move in early September, Bernanke took tapering off the table and President Obama nominated Janet Yellen as the next Fed chairperson. Interest rates and risk premiums declined into the end of the period.

The short duration space outperformed with short-term interest rates remaining anchored by the Fed’s accommodative monetary policy. Non-U.S. Treasury segments generally performed better than U.S. Treasury securities as the additional yield boosted returns. The exception was agency mortgage-backed securities (MBS), which posted mixed returns. This sector was the focus of quantitative easing with the Fed purchasing $40 billion of MBS per month throughout the period.

Portfolio Review

The Fund’s sector allocation saw moderate changes during the period. Agency residential mortgage-backed securities (RMBS) exposure declined to a historic low for the Fund’s ultra short duration strategy, reflecting the volatility associated with the Fed’s quantitative easing program and the generally poor relative value in the sector. Agency MBS exposure increased as the post-crisis recovery in the ABS sector continued. The ABS and CMBS sectors offered some of the best relative value in the ultra short space.

40

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio duration at year-end was 0.82 years, in line with the target duration of 0.8 years. Interest rate risk in the short duration markets was not insignificant in 2013. While very short-term rates were largely unchanged, anchored by a low Fed Funds rate, the yield on the 3-year U.S. Treasury note increased in the second half of the period. Short-term U.S. Treasury securities ultimately retraced about half of the sell-off near period-end. The Fund worked to reduce nominal duration and spread duration (i.e., sensitivity to changing spreads) during the latter part of the period in an effort to further reduce (and thereby improve) the Fund’s risk profile. The Fund performed well in an increased volatility and higher interest rate environment from May to early September. We believe that the key to successful investing in the ultra short duration space is a higher quality, lower spread duration strategy.

Outlook

The Fund’s strategy has performed well in a range-bound, or moderately rising, interest rate environment. The strategy focuses on the income component of return by investing in higher yielding, structured securities with a stable cash flow profile. Generally, in economic environments characterized by trend growth and moderately improving credit fundamentals these types of securities have produced better returns relative to the benchmark. The Fund has benefitted from the volatility associated with corporate bonds, since these securities do not play a significant role in generating excess returns.

Volatility in rates and spreads produced a more attractive relative value landscape as the period came to a close. Fund management will continue to focus on the off-the-run ABS subsectors where liquidity premiums are compelling. Also, given the underperformance of the agency MBS sector in 2013, valuations are beginning to look interesting and sector exposures may be increased by early 2014. The short duration space remains crowded and opportunistic investing utilizing a bottom-up approach with strong sector managers will be the key to generating competitive returns. In our view, the CMBS and ABS sectors currently offer the greatest opportunity, while the agency MBS sectors have potential.

The low interest rate, low-spread environment that has persisted over the past two years has forced investors to take additional risk to generate top returns. However, the sell-off during mid-period demonstrated risk in this strategy. While we have pursued a lower volatility relative to the Fund’s benchmarks and still produced good returns in this environment, Fund management has recently taken steps to further reduce portfolio volatility in anticipation of the eventual tapering of quantitative easing policies. We believe the greatest near-term risk is that volatility will decline, interest rates will decline and risk premiums contract. The Fund would likely produce middling returns in this scenario. However, if volatility increases, interest rates rise and risk premiums increase, the Fund’s relative performance, we believe, should be positive.

We anticipate economic growth will continue in the modest range with the potential for upside surprise. While Bernanke and Yellen are likely to remain accommodative through year-end, the tapering of the Fed’s quantitative easing policies should begin sometime in 2014. The resulting steepening of the Treasury curve will continue to put pressure on the longer key rate durations in the two-plus year range. Short-term rates (less than two years) should remain contained by a low Fed Funds rate and by demand from investors looking for fixed income investments with less interest rate risk. By focusing investing efforts in the shorter key rate durations, management expects the Fund to “earn its coupon” in 2014 and avoid price declines associated with a steeper curve.

Fund duration has been reduced as the period came to a close and the makeup of this duration has changed subtly. The duration distribution is less bar-belled than in recent history. Overall credit quality remained high with an average credit quality rating of AA-. We continue to favor the liquidity risk of off-the-run sectors (previously issued less expensive, less traded U.S. Treasury securities) over credit risk in the Fund’s pursuit of excess returns.

41

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Ultra Short Duration Fixed Income Fund - Class A*,
the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Z shares commenced on March 1, 1994. The initial public offering of Class A, Class C , Class Y and Institutional Class shares commenced on April 16, 2012. Class A, Class C, Class Y and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for the periods prior to April 16, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C, Class Y and Institutional Class.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

Note to Chart

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

42

Tabular Presentation of Portfolios of Investments

September 30, 2013

Touchstone Emerging Markets Equity Fund
Sector Allocation*	(% of Net Assets)
Financials	23.8%
Consumer Discretionary	14.9
Consumer Staples	12.3
Energy	12.2
Information Technology	10.5
Materials	8.3
Telecommunication Services	7.0
Industrials	4.8
Health Care	2.7
Utilities	1.1
Investment Funds	2.3
Other Assets/Liabilities(Net)	0.1
Total	100.0%

Touchstone International Fixed Income Fund
Credit Quality#**	(% of Investment Securities)
AAA/Aaa	51.7%
AA/Aa	17.4
A/A	0.7
BBB/Baa	21.7
BB/Ba	5.1
B/B	1.8
NR	1.6
Total	100.0%

Touchstone Global Real Estate Fund
Sector Allocation*	(%of Net Assets)
Retail	22.8%
Diversified	16.7
Specialized	14.9
Industrial	10.5
Office	6.4
Mortgage	4.0
Residential	2.6
Real Estate Operating Companies	2.4
Health Care Facilities	1.8
Diversified Financial Services	1.7
Real Estate Development	1.6
Diversified Real Estate Activities	1.4
Investment Funds	2.2
Other Assets/Liabilities (Net)	11.0
Total	100.0%

# Unaudited.

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

** Composite of Standard & Poor's and Moody's and Fitch ratings.

43

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Merger Arbitrage Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Common Stocks
Financials	28.9%
Health Care	20.4
Consumer Discretionary	20.0
Information Technology	11.0
Consumer Staples	5.5
Industrials	3.5
Utilities	2.5
Materials	1.9
Energy	1.1
Preferred Stocks	1.0
Fixed Income Securities	0.7
Investment Fund	7.2
Cash Collateral for Securities Sold	26.0
Short and Written Options
Other Assets/Liabilities (Net)	(1.0)
128.7
Short Positions
Financials	(18.8)
Health Care	(4.4)
Consumer Discretionary	(2.3)
Consumer Staples	(1.9)
Materials	(1.0)
Energy	(0.3)
(28.7)
Total	100.0%

Touchstone Mid Cap Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	24.7%
Financials	18.0
Consumer Staples	16.7
Materials	14.7
Industrials	8.1
Information Technology	7.6
Energy	5.4
Health Care	3.4
Investment Funds	12.7
Other Assets/Liabilities (Net)	(11.3)
Total	100.0%

Touchstone Mid Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	22.3%
Industrials	13.2
Consumer Discretionary	10.7
Materials	10.3
Health Care	9.0
Consumer Staples	8.8
Information Technology	8.1
Energy	7.9
Utilities	7.6
Investment Funds	3.8
Exchange Traded Funds	0.6
Other Assets/Liabilities (Net)	(2.3)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

44

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Premium Yield Equity Fund
Sector Allocation*	(% of Net Assets)
Energy	20.3%
Health Care	12.7
Financials	11.7
Utilities	10.4
Information Technology	10.3
Telecommunication Services	6.0
Industrials	5.2
Materials	2.0
Consumer Discretionary	1.7
Investment Fund	1.0
Other Assets/Liabilities (Net)	18.7
Total	100.0%

Touchstone Sands Capital Select Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	38.6%
Consumer Discretionary	27.1
Health Care	18.4
Energy	10.0
Materials	2.6
Financials	0.9
Investment Funds	3.2
Other Assets/Liabilities (Net)	(0.8)
Total	100.0%

Touchstone Small Cap Core Fund
Sector Allocation*	(% of Net Assets)
Financials	25.0%
Consumer Discretionary	22.6
Materials	13.1
Industrials	12.3
Consumer Staples	9.4
Information Technology	6.2
Energy	5.7
Health Care	4.1
Investment Funds	10.8
Other Assets/Liabilities (Net)	(9.2)
Total	100.0%

Touchstone Small Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	31.3%
Industrials	20.7
Consumer Discretionary	13.1
Information Technology	12.5
Materials	10.5
Energy	4.5
Health Care	3.2
Utilities	3.0
Investment Funds	7.0
Other Assets/Liabilities (Net)	(5.8)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

45

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Total Return Bond Fund
Credit Quality#*	(% of Investment Securities)
Aaa	57.9%
Aa	6.6
A	12.7
Baa	18.6
Ba	2.0
B	2.2
Total	100.0%

Touchstone Ultra Short Duration Fixed Income Fund
Credit Quality#*	(% of Investment Securities)
AAA	40.8%
AA	15.5
A	14.5
BBB	28.6
BB	0.1
B	0.2
CCC	0.2
CC	0.1
Total	100.0%

# Unaudited.

* Composite of Standard & Poor's and Moody's and Fitch ratings.

46

Portfolio of Investments

Touchstone Emerging Markets Equity Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 97.6%

Brazil — 11.0%
All America Latina Logistica SA	774,153	$3,073,838
Banco Bradesco SA (Preference)	412,183	5,700,225
Gerdau SA (Preference)	469,731	3,492,833
Lojas Americanas SA (Preference)	835,731	6,157,780
Lojas Renner SA	177,773	5,127,126
Odontoprev SA	1,313,899	5,803,849
Petroleo Brasileiro SA (Preference)	585,959	4,869,993
Vale SA ADR†	143,473	2,239,614
Vale SA (Preference)	289,175	4,121,752
		40,587,010

India — 8.4%
Bharat Forge Ltd.*	745,016	2,981,611
Bharat Heavy Electricals Ltd.	190,422	417,922
Bharti Airtel Ltd.*	1,326,568	6,752,031
ITC Ltd.	1,114,393	6,059,250
Mahindra & Mahindra Ltd.	447,366	5,912,834
Oil & Natural Gas Corp. Ltd.*	1,378,870	5,899,374
Reliance Industries Ltd.	214,888	2,822,840
Reliance Industries Ltd. GDR, 144a	9,490	249,492
		31,095,354

Korea — 8.2%
BS Financial Group, Inc.	414,627	6,192,350
POSCO	14,414	4,285,270
Samsung Electronics Co. Ltd.	10,335	13,146,249
Shinhan Financial Group Co. Ltd.	170,586	6,928,680
		30,552,549

Mexico — 7.4%
America Movil SAB de CV, Series L ADR	183,244	3,630,064
Fomento Economico Mexicano SAB de CV ADR	55,343	5,373,252
Grupo Financiero Banorte SAB de CV - Class O	1,030,320	6,419,871
Kimberly-Clark de Mexico SAB de CV - Class A	1,616,097	4,725,011
Wal-Mart de Mexico SAB de CV - Class A	2,743,259	7,180,110
		27,328,308

South Africa — 6.7%
Aveng Ltd.	1,000,817	2,432,204
Foschini Group Ltd.	733,705	7,604,327
Massmart Holdings Ltd.	130,534	2,185,740
MTN Group Ltd.	279,418	5,454,638
Woolworths Holdings Ltd.	948,441	7,008,275
		24,685,184

Hong Kong — 6.6%
China Overseas Land & Investment Ltd.	2,606,159	7,678,120
CNOOC Ltd.	3,974,177	8,085,782
Wharf Holdings Ltd.	1,010,427	8,754,715
		24,518,617

China — 6.3%
China BlueChemical Ltd.	6,554,168	3,861,905
Industrial & Commercial Bank of China - Class H	11,767,461	$8,208,198
PetroChina Co. Ltd. - Class H	3,012,445	3,324,763
Weichai Power Co. Ltd. - Class H	2,063,979	8,063,355
		23,458,221

Bermuda — 6.1%
Credicorp Ltd.	64,601	8,298,644
First Pacific Co. Ltd.	6,135,061	6,779,029
VTech Holdings Ltd.	584,752	7,554,526
		22,632,199

Thailand — 5.6%
Kasikornbank PCL	1,392,316	7,856,259
PTT Exploration & Production PCL	1,310,369	6,849,275
Siam Cement PCL	98,414	1,352,878
Siam Cement PCL (Non- Voting)	109,325	1,488,889
Thai Oil PCL	1,835,123	3,388,055
		20,935,356

Taiwan — 5.2%
Giant Manufacturing Co. Ltd.	1,036,330	7,062,620
Taiwan Semiconductor Manufacturing Co. Ltd.	2,811,655	9,556,983
TPK Holding Co. Ltd.	291,300	2,645,316
		19,264,919

Turkey — 3.7%
Akbank TAS	245,680	904,858
Trakya Cam Sanayi AS	3,283,520	3,901,115
Tupras Turkiye Petrol Rafine	86,812	1,835,040
Turkcell Iletisim Hizmetleri AS*	723,374	4,261,355
Turkiye Garanti Bankasi AS	752,882	2,966,729
		13,869,097

Cayman Islands — 3.5%
ASM Pacific Technology Ltd.	569,281	5,776,559
Daphne International Holdings Ltd.†	5,774,425	3,521,581
Tingyi Cayman Islands Holding Corp.	1,355,010	3,590,229
		12,888,369

Malaysia — 2.9%
British American Tobacco Malaysia Bhd	339,403	6,684,974
CIMB Group Holdings Bhd	1,685,493	3,888,605
		10,573,579

South Korea — 2.7%
Hankook Tire Co. Ltd.	173,210	9,896,103

United Kingdom — 2.7%
SABMiller PLC	193,302	9,837,217

Indonesia — 2.6%
Bank Mandiri Persero Tbk PT	5,682,802	3,901,406
Telekomunikasi Indonesia Persero Tbk PT	32,472,715	5,888,834
		9,790,240

47

Touchstone Emerging Markets Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 97.6% (Continued)

Luxembourg — 2.1%
Tenaris SA ADR	169,728	$7,939,876

Canada — 1.4%
Eldorado Gold Corp.	438,412	2,958,073
Yamana Gold, Inc.†	220,853	2,296,331
		5,254,404

Jersey — 1.2%
Randgold Resources Ltd. ADR	60,764	4,346,449

Israel — 1.2%
Teva Pharmaceutical Industries Ltd. ADR	114,496	4,325,659

Chile — 1.1%
Enersis SA	12,798,707	4,076,569

Singapore — 1.0%
Keppel Land Ltd.	1,254,589	3,540,110

United States — 0.0%
Southern Copper Corp.	7,025	191,361
Total Common Stocks		$361,586,750

Investment Funds— 2.3%
Invesco Government & Agency Portfolio, Institutional Class**	8,442,505	8,442,505
Touchstone Institutional Money Market Fund^	37	37
Total Investment Funds		$8,442,542

Total Investment Securities —99.9%
(Cost $374,300,984)		$370,029,292

Other Assets in Excess of Liabilities — 0.1%		507,217

Net Assets — 100.0%		$370,536,509

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $8,051,758.

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities were valued at $249,492 or 0.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$361,586,750	$—	$—	$361,586,750
Investment Funds	8,442,542	—	—	8,442,542
				$370,029,292

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period ended September 30, 2013:

Measurements Using Unobservable Inputs (Level 3)

	Common Stock
	South
Assets	Korea	Total
Beginning balance	$7,297,728	$7,297,728
Sales	(6,783,126)	(6,783,126)
Total realized gain (loss)	14,446	14,446
Net change in unrealized appreciation/depreciation	(529,048)	(529,048)
Ending balance	$—	$—

See accompanying Notes to Financial Statements.

48

Portfolio of Investments

Touchstone Global Real Estate Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 86.8%

United States — 33.4%
American Realty Capital Properties, Inc. REIT	10,765	$131,333
Apollo Commercial Real Estate Finance, Inc. REIT	19,925	304,255
Ashford Hospitality Trust, Inc. REIT*	11,606	301,408
AvalonBay Communities, Inc. REIT	543	69,010
Aviv REIT, Inc. REIT	13,158	300,002
Boston Properties, Inc. REIT	932	99,631
Campus Crest Communities, Inc. REIT	25,389	274,201
Digital Realty Trust, Inc. REIT†	4,725	250,898
Douglas Emmett, Inc. REIT	1,642	38,538
EPR Properties REIT	6,870	334,844
Equity Residential REIT	728	38,999
Essex Property Trust, Inc. REIT	419	61,886
Extra Space Storage, Inc. REIT	987	45,155
General Growth Properties, Inc. REIT	2,340	45,139
Glimcher Realty Trust*	23,049	578,991
HCP, Inc. REIT	1,136	46,519
Kilroy Realty Corp. REIT	585	29,221
LaSalle Hotel Properties REIT	1,178	33,597
Macerich Co. (The) REIT	650	36,685
Omega Healthcare Investors, Inc. REIT	10,257	306,377
ProLogis, Inc. REIT	1,829	68,807
Public Storage REIT	442	70,963
Retail Opportunity Investments Corp. REIT	3,763	52,005
Sabra Health Care REIT, Inc. REIT	10,604	243,998
Simon Property Group, Inc. REIT	729	108,060
SL Green Realty Corp. REIT	862	76,580
Spirit Realty Capital, Inc. REIT	19,745	181,259
STAG Industrial, Inc. REIT	14,901	299,808
STAG Industrial, Inc. REIT*	7,660	204,752
Starwood Property Trust, Inc. REIT	15,399	369,114
Sunstone Hotel Investors, Inc.*	16,563	415,731
Taubman Centers, Inc. REIT	854	57,483
Terreno Realty Corp. REIT*	5,321	132,120
Ventas, Inc. REIT	1,476	90,774
		5,698,143

Australia — 8.9%
Australian Industrial REIT*	55,000	102,665
CFS Retail Property Trust REIT	30,969	57,782
Charter Hall Retail REIT	89,440	313,728
Cromwell Property Group REIT	243,659	221,626
Dexus Property Group REIT	47,649	44,674
GPT Group REIT	10,647	34,565
Stockland REIT	91,200	329,260
Westfield Retail Trust REIT	148,546	411,577
		1,515,877

Japan — 8.0%
Aeon Mall Co. Ltd.	1,390	41,207
Japan Logistics Fund, Inc. REIT	9	90,646
Japan Retail Fund Investment Corp. REIT	186	382,616
Mitsubishi Estate Co. Ltd.	6,000	176,774
Nippon Building Fund, Inc. REIT	5	62,058
Nomura Real Estate Office Fund, Inc. REIT	37	190,091
Premier Investment Corp. REIT	90	410,194
		1,353,586

Singapore — 6.9%
Cambridge Industrial Trust REIT	262,000	139,923
CapitalCommercial Trust REIT	33,000	38,141
CapitaRetail China Trust REIT	111,000	121,657
Mapletree Commercial Trust REIT	113,000	109,438
Mapletree Logistics Trust REIT	214,000	182,520
Religare Health Trust	461,000	292,133
Suntec Real Estate Investment Trust REIT	220,000	286,716
		1,170,528

Canada — 6.4%
Crombie Real Estate Investment Trust REIT	29,289	364,815
InnVest Real Estate Investment Trust REIT	91,035	366,774
Leisureworld Senior Care Corp.	30,258	310,497
RioCan Real Estate Investment Trust REIT	1,958	46,191
		1,088,277

United Kingdom — 4.5%
British Land Co. PLC REIT	28,601	267,396
Great Portland Estates PLC REIT	4,237	36,972
Land Securities Group PLC REIT	2,965	44,113
Primary Health Properties PLC REIT	21,058	111,818
Segro PLC REIT	61,145	306,863
		767,162

Hong Kong — 4.5%
Hang Lung Properties Ltd.	20,000	68,077
Hysan Development Co. Ltd.	17,000	75,729
Langham Hospitality Investments Ltd., 144a*	423,000	213,793
Link REIT (The) REIT	13,500	66,230
Yuexiu Real Estate Investment Trust REIT	682,000	337,663
		761,492

Netherlands — 4.0%
Eurocommercial Properties NV REIT	6,962	281,944
Nieuwe Steen Investments NV REIT	30,904	218,240
Vastned Retail NV REIT	4,316	183,692
		683,876

France — 3.9%
Altarea REIT	908	149,433
Fonciere Des Regions REIT	2,223	184,383
Mercialys SA REIT	12,637	253,191
Unibail-Rodamco SE REIT	310	76,915
		663,922

Thailand — 1.6%
Ticon Industrial Connection PCL	529,800	276,079

49

Touchstone Global Real Estate Fund (Continued)

		Market
	Shares	Value

Common Stocks — 86.8% (Continued)

Mexico — 1.5%
Mexico Real Estate Management SA de CV REIT	153,219	$262,086

South Africa — 1.3%
Capital Property Fund	207,686	218,851

New Zealand — 0.8%
Kiwi Income Property Trust REIT	148,453	133,778

Bermuda — 0.5%
Hongkong Land Holdings Ltd.	13,000	85,800

Sweden — 0.2%
Hufvudstaden AB - Class A	3,208	40,832

Germany — 0.2%
LEG Immobilien AG	701	40,371

Belgium — 0.2%
Cofinimmo REIT	324	37,954
Total Common Stocks		$14,798,614

Investment Funds— 2.2%
Invesco Government & Agency Portfolio, Institutional Class**	85,165	85,165
Touchstone Institutional Money Market Fund^	284,605	284,605
Total Investment Funds		$369,770

Total Investment Securities —89.0%
(Cost $16,082,812)		$15,168,384

Other Assets in Excess of Liabilities — 11.0%		1,870,001

Net Assets — 100.0%		$17,038,385

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $81,084.

Portfolio Abbreviations:

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities were valued at $213,793 or 1.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$14,695,949	$102,665	$—	$14,798,614
Investment Funds	369,770	—	—	369,770
				$15,168,384

See accompanying Notes to Financial Statements.

50

Portfolio of Investments

Touchstone International Fixed Income Fund – September 30, 2013

Principal		Market
Amount(A)		Value

	Sovereign Government Obligations — 44.9%
$300,000	Bundesrepublik Deutschland,
	1.500%, 9/4/22	$403,046
500,000	Bundesrepublik Deutschland (EUR),
	2.250%, 9/4/20	726,514
500,000	Bundesrepublik Deutschland (EUR),
	4.000%, 1/4/18	775,284
580,000	Canadian Government Bond (CAD),
	4.000%, 6/1/16	602,534
570,000	Canadian Government Bond (CAD),
	5.000%, 6/1/14	567,899
5,200,000	Czech Republic Government Bond,
	4.000%, 4/11/17	304,349
500,000	France Government Bond OAT (EUR),
	5.000%, 10/25/16	766,925
150,000	Ireland Government Bond (EUR),
	4.500%, 4/18/20	213,784
500,000	Italy Buoni Poliennali Del Tesoro (EUR),
	3.750%, 3/1/21	674,599
500,000	Italy Buoni Poliennali Del Tesoro (EUR),
	4.750%, 8/1/23	699,479
1,000,000	Italy Buoni Poliennali del Tesoro (EUR),
	6.687%, 5/1/29(B)	597,287
60,000,000	Japan Finance Organization for
	Municipalities (JPY), 2.000%, 5/9/16	640,698
5,000,000	Mexican Bonos, Ser M20 (MXN),
	8.000%, 12/7/23(C)	436,657
11,950,000	Mexican Bonos, Ser M20 (MXN),
	10.000%, 12/5/24(C)	1,200,729
450,000	Netherlands Government Bond (EUR),
	1.750%, 7/15/23	586,202
500,000	Netherlands Government Bond (EUR),
	3.250%, 7/15/21	749,743
500,000	Portugal Obrigacoes do Tesouro OT
	(EUR), 4.200%, 10/15/16	646,108
200,000	Portugal Obrigacoes do Tesouro OT
	(EUR), 4.375%, 6/16/14	271,847
6,600,000	South Africa Government Bond (ZAR),
	6.750%, 3/31/21	633,111
2,900,000	South Africa Government Bond (ZAR),
	7.250%, 1/15/20	288,468
2,000,000	Spain Government Bond Principal
	Strip (EUR), 6.801%, 1/31/37(B)	804,567
4,500,000	Sweden Government Bond, Ser 1049
	(SEK), 4.500%, 8/12/15	743,174
250,000	United Kingdom Gilt (GBP),
	8.000%, 12/7/15	470,843
	Total Sovereign Government Obligations	$13,803,847

	Corporate Bonds— 43.2%

	Financials — 37.4%
70,000,000	Asian Development Bank MTN (JPY),
	2.350%, 6/21/27	838,554
300,000	Asian Development Bank MTN (NOK),
	2.000%, 8/29/17	49,423
200,000	Barclays Bank PLC, 5.200%, 7/10/14	207,001
300,000	Billion Express Investments Ltd.,
	0.750%, 10/18/15	311,550
300,000	Derwent London Capital Jersey Ltd.
	(GBP), 2.750%, 7/15/16	579,165
10,000,000	Deutsche Bank AG London,
	12.943%, 3/19/14(B)	119,713
400,000	Dexia Credit Local SA (GBP),
	0.910%, 4/1/14(D)	647,884
50,000,000	Dexia Municipal Agency SA (JPY),
	1.800%, 5/9/17	521,033
450,000	European Financial Stability Facility
	(EUR), 2.750%, 7/18/16	645,553
150,000	European Investment Bank (GBP),
	6.000%, 12/7/28	307,805
40,000,000	European Investment Bank (JPY),
	1.900%, 1/26/26	448,661
90,000,000	European Investment Bank (JPY),
	2.150%, 1/18/27	1,032,971
85,000	European Union (EUR), 3.500%, 6/4/21	129,191
300,000	German Postal Pensions Securitisation
	PLC (EUR), 3.375%, 1/18/16	431,086
200,000	HSBC Bank PLC, 144a, 1.500%, 5/15/18	194,404
100,000	INTU Jersey Ltd, REIT. (GBP),
	2.500%, 10/4/18	170,552
650,000	KFW, 2.125%, 1/17/23	607,945
500,000	KFW (EUR), 3.375%, 1/18/21	758,958
120,000,000	KFW (JPY), 2.050%, 2/16/26	1,395,482
300,000	LCR Finance PLC (GBP),
	4.500%, 12/7/28	539,145
2,200,000	Nordic Investment Bank (NOK),
	2.125%, 8/9/17	362,932
300,000	Northern Rock Asset Management
	PLC (EUR), 3.875%, 11/16/20	453,263
250,000	Northern Rock Asset Management
	PLC (EUR), 4.125%, 3/27/17	373,007
1,000,000	Stadshypotek AB (SEK),
	6.000%, 3/18/15	165,733
250,000	Temasek Financial III Pte Ltd. (SGD),
	0.452%, 10/24/14(B)	206,429
		11,497,440

	Industrials — 2.9%
300,000	PB Issuer No. 2 Ltd., 1.750%, 4/12/16	317,250
250,000	Siemens Financieringsmaatschappij
	N.V., 1.050%, 8/16/17	272,025
200,000	Xefin Lux SCA (EUR), 8.000%, 6/1/18	289,510
		878,785

	Materials — 1.1%
100,000	Barminco Finance Pty Ltd., 144a,
	9.000%, 6/1/18	91,249
200,000	Glencore Finance Europe SA,
	5.000%, 12/31/14	238,799
		330,048

51

Touchstone International Fixed Income Fund (Continued)

Principal		Market
Amount(A)		Value

	Corporate Bonds — 43.2% (Continued)

	Consumer Discretionary — 1.0%
$200,000	International Consolidated Airlines
	Group SA (EUR), 1.750%, 5/31/18	$321,627

	Information Technology — 0.8%
429,200	Cap Gemini SA (EUR), 3.500%, 1/1/14	255,309
	Total Corporate Bonds	$13,283,209

	U.S. Treasury Obligation — 0.7%
200,000	U.S. Treasury Note, 3.000%, 2/28/17	$214,688

Shares

	Investment Fund — 9.3%
2,884,332	Touchstone Institutional Money Market Fund^	2,884,332

	Total Investment Securities —98.1%
	(Cost $30,057,548)	$30,186,076

	Other Assets in Excess of
	Liabilities — 1.9%	572,463

	Net Assets — 100.0%	$30,758,539

(A)	Principal amount stated in U.S. dollars unless otherwise noted.

(B)	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.

(C)	Amount shown represents units. One unit represents a principal amount of 100.

(D)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2013.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

AUD - Australian Dollar

BRL - Brazil Real

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

INR - Indian Rupee

JPY - Japanese Yen

MTN - Medium Term Note

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLC - Public Limited Company

PLN - Polish Zloty

REIT - Real Estate Investment Trust

SGD - Singapore Dollar

SEK - Swedish Krona

TRY - Turkey Lira

ZAR - South African Rand

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities were valued at $285,653 or 0.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Sovereign Government Obligations	$—	$13,803,847	$—	$13,803,847
Corporate Bonds	—	13,283,209	—	13,283,209
U.S. Treasury
Obligation	—	214,688	—	214,688
Investment Fund	2,884,332	—	—	2,884,332
				$30,186,076

	Level 1	Level 2	Level 3	Total

Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$—	$549,785	$—	$549,785
Liabilities:
Forward Foreign Currency Contracts	$—	$(908,013)	$—	$(908,013)

* Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation).

52

Touchstone International Fixed Income Fund (Continued)

Forward Foreign Currency Exchange Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Expiration Date	Receive		Deliver		(Depreciation)

UBS AG	10/11/2013	GBP	700,000	JPY	(106,651,510)	$48,038
UBS AG	10/11/2013	NOK	7,870,900	EUR	(1,000,000)	(44,545)
UBS AG	10/18/2013	AUD	650,000	ZAR	(6,072,300)	2,511
UBS AG	10/18/2013	BRL	1,285,500	USD	555,412	21,890
UBS AG	10/18/2013	CAD	575,000	USD	544,706	13,268
UBS AG	10/18/2013	EUR	1,800,000	MXN	(31,404,600)	40,004
UBS AG	10/18/2013	EUR	3,500,000	USD	4,593,470	141,718
UBS AG	10/18/2013	EUR	1,365,000	USD	1,828,486	18,238
UBS AG	10/18/2013	EUR	696,000	USD	890,484	51,142
UBS AG	10/18/2013	EUR	132,500	USD	179,276	(16)
UBS AG	10/18/2013	EUR	109,500	USD	140,703	7,441
UBS AG	10/18/2013	GBP	674,622	USD	1,000,000	91,982
UBS AG	10/18/2013	GBP	219,500	USD	354,196	1,100
UBS AG	10/18/2013	GBP	111,500	USD	165,496	14,984
UBS AG	10/18/2013	HKD	3,094,000	USD	399,002	(65)
UBS AG	10/18/2013	INR	32,292,000	USD	527,001	(14,157)
UBS AG	10/18/2013	JPY	144,827,500	USD	1,433,676	39,888
UBS AG	10/18/2013	MXN	5,000,000	JPY	(38,922,610)	(14,671)
UBS AG	10/18/2013	MXN	5,000,000	USD	385,134	(3,783)
UBS AG	10/18/2013	MXN	2,196,500	USD	169,352	(1,824)
UBS AG	10/18/2013	PLN	3,065,050	USD	962,248	18,084
UBS AG	10/18/2013	PLN	532,000	USD	156,333	13,823
UBS AG	10/18/2013	SEK	272,000	USD	39,975	2,329
UBS AG	10/18/2013	USD	(179,171)	CAD	(189,000)	(4,233)
UBS AG	10/18/2013	USD	(962,248)	CAD	(1,000,000)	(8,141)
UBS AG	10/18/2013	USD	(241,924)	EUR	(180,500)	(2,276)
UBS AG	10/18/2013	USD	(301,516)	EUR	(226,000)	(4,242)
UBS AG	10/18/2013	USD	(588,440)	EUR	(441,500)	(8,870)
UBS AG	10/18/2013	USD	(1,743,863)	EUR	(1,365,000)	(102,861)
UBS AG	10/18/2013	USD	(6,387,775)	EUR	(5,000,000)	(376,779)
UBS AG	10/18/2013	USD	(2,379,111)	GBP	(1,605,000)	(218,834)
UBS AG	10/18/2013	USD	(399,040)	HKD	(3,094,000)	103
UBS AG	10/18/2013	USD	(529,953)	INR	(32,292,000)	17,109
UBS AG	10/18/2013	USD	(110,525)	JPY	(11,005,000)	(1,447)
UBS AG	10/18/2013	USD	(968,592)	JPY	(97,900,000)	(27,503)
UBS AG	10/18/2013	USD	(6,699)	NOK	(41,500)	(197)
UBS AG	10/18/2013	USD	(194,945)	NZD	(250,000)	(12,415)
UBS AG	10/18/2013	USD	(983,149)	SEK	(6,700,000)	(58,897)
UBS AG	12/05/2013	USD	(301,000)	EUR	(224,123)	(2,257)
UBS AG	01/10/2014	TRY	1,041,705	USD	500,000	6,133
						$(358,228)

See accompanying Notes to Financial Statements.

53

Portfolio of Investments

Touchstone Merger Arbitrage Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 94.8%

Financials — 28.9%
Administradora DE Fondos DE
Pensiones Provida SA ADR	138,900	$12,808,525
American Safety Insurance Holdings Ltd.*	451,675	13,640,585
CapitalSource, Inc.	1,125,900	13,375,692
CapLease, Inc. REIT	2,166,310	18,391,972
CFS Bancorp, Inc.	496,600	5,502,328
Colonial Properties Trust REIT*	712,200	16,017,378
Eastern Insurance Holdings, Inc.	4,127	100,740
Hudson City Bancorp, Inc.	1,694,200	15,332,510
MPG Office Trust, Inc. REIT*	2,539,708	7,949,286
NYSE Euronext	515,400	21,636,492
PVF Capital Corp.*	1,181,900	4,869,428
Roma Financial Corp.*	730,222	13,574,828
Spirit Realty Capital, Inc. REIT†	725,821	6,663,037
StellarOne Corp.	459,512	10,339,020
Sterling BanCorp./NY	693,769	9,525,448
Taylor Capital Group, Inc.*	647,743	14,347,507
Thomas Properties Group, Inc.	289,310	1,944,163
Virginia Commerce Bancorp, Inc.*	826,726	12,839,055
		198,857,994

Health Care — 20.4%
Astex Pharmaceuticals*	982,293	8,329,845
Elan Corp. PLC ADR*	1,155,600	18,004,248
Hi-Tech Pharmacal Co., Inc.	123,764	5,340,417
Life Technologies Corp.*	271,856	20,342,984
MAKO Surgical Corp.*	396,800	11,709,568
Onyx Pharmaceuticals, Inc.*	128,950	16,076,196
Optimer Pharmaceuticals, Inc.*	750,500	9,456,300
Rochester Medical Corp.*	594,900	11,874,204
Theragenics Corp.*	1,444,952	3,149,995
Vanguard Health Systems, Inc.*†	799,757	16,802,895
Warner Chilcott PLC - Class A	836,200	19,107,170
		140,193,822

Consumer Discretionary — 20.0%
Belo Corp.- Class A†	1,289,600	17,667,520
Cooper Tire & Rubber Co.†	319,460	9,839,368
Maidenform Brands, Inc.*†	896,064	21,048,543
OfficeMax, Inc.	1,229,200	15,721,468
rue21, Inc.*	173,894	7,014,885
Saks, Inc.*†	851,955	13,580,163
SHFL Entertainment, Inc.*†	715,200	16,449,600
Stewart Enterprises, Inc. - Class A	1,351,151	17,754,124
WMS Industries, Inc.*†	705,848	18,316,756
		137,392,427

Information Technology — 11.0%
Compuware Corp.†	618,000	6,921,600
Dell, Inc.†	555,500	7,649,235
Globecomm Systems, Inc.*†	485,900	6,817,177
Molex, Inc. - Class A	466,200	17,846,136
Official Payments Holdings, Inc.*	10,229	85,105
Sourcefire, Inc.*†	270,800	20,559,136
Volterra Semiconductor Corp.*	703,300	16,175,900
		76,054,289

Consumer Staples — 5.5%
Dole Food Co., Inc.*†	491,925	6,700,017
Harris Teeter Supermarkets, Inc.†	369,606	18,180,919
Nash Finch Co.	500,727	13,224,200
		38,105,136

Industrials — 3.5%
Edwards Group Ltd. ADR*	624,242	6,148,784
Flow International Corp.*	1,220,107	4,868,227
Michael Baker Corp.	162,750	6,586,492
National Technical Systems, Inc.*	287,976	6,580,252
		24,183,755

Utilities — 2.5%
N.V. Energy, Inc.†	732,100	17,284,881

Materials — 1.9%
Ainsworth Lumber Co. Ltd.*	3,500,000	13,300,000

Energy — 1.1%
Crimson Exploration, Inc.*	682,392	2,054,000
TriOil Resources Ltd.*	2,000,000	5,440,000
		7,494,000
Total Common Stocks		$652,866,304

Preferred Stocks— 1.0%

Financials — 1.0%
GMAC Capital Trust I, 8.13%(A)	249,600	6,676,800

Principal
Amount

Corporate Bonds — 0.7%

Utilities — 0.7%
$4,585,000	AES Corp. (The), 8.000%, 10/15/17	5,272,750

	Number
	of
	Contracts

Purchased Call Option— 0.0%
Noble Corp.
Strike @ 40.00
Exp 01/15	50	16,750

Purchased Put Option— 0.0%
Murphy Oil Corp.
Strike @ 57.50
Exp 10/13	198	990

Total Purchased Options
(Proceeds 59,303)		17,740

54

Touchstone Merger Arbitrage Fund (Continued)

		Market
	Shares	Value

Investment Fund — 7.2%
Touchstone Institutional Money Market Fund^	49,682,768	$49,682,768

Total Long Positions
(Cost $698,982,271)		$714,516,362

Securities Sold Short— (28.7%)

Common Stocks— (28.7%)

Financials — (18.8%)
First Merchants Corp.	(322,790)	$(5,593,951)
FNB Corp.	(402,450)	(4,881,718)
IntercontinentalExchange, Inc.*	(87,781)	(15,925,229)
Investors Bancorp, Inc.	(631,861)	(13,825,119)
M&T Bank Corp.	(142,362)	(15,933,155)
MB Financial, Inc.	(416,596)	(11,764,671)
Mid-America Apartment Communities, Inc., REIT	(256,392)	(16,024,500)
PacWest Bancorp	(296,921)	(10,202,205)
Parkway Properties, Inc., REIT	(110,753)	(1,968,081)
Provident New York Bancorp	(875,953)	(9,539,128)
Union First Market Bankshares Corp.	(448,046)	(10,470,835)
United Bankshares, Inc.	(449,833)	(13,036,160)
		(129,164,752)

Health Care — (4.4%)
Actavis PLC*	(133,792)	(19,266,048)
Perrigo Co.	(88,243)	(10,887,422)
		(30,153,470)

Consumer Discretionary — (2.3%)
Office Depot, Inc.*	(3,306,600)	(15,970,878)

Consumer Staples — (1.9%)
Spartan Stores, Inc.	(600,488)	(13,246,765)

Materials — (1.0%)
Louisiana-Pacific Corp.*	(399,000)	(7,018,410)

Energy — (0.3%)
Contango Oil & Gas Co.	(56,436)	(2,074,023)

Total Securities Sold Short
(Proceeds $(183,716,735))		$(197,628,298)

	Number
	of
	Contracts

Written Call Options— 0.0%
Noble Corp.
Strike @ 45.00
Exp 01/15	(50)	$(10,250)

Written Put Options— 0.0%
Noble Corp.
Strike @ 30.00
Exp 01/15	(50)	$(11,950)

Total Written Options
(Proceeds $(21,500))		$(22,200)

Total Investment Securities —75.0%
(Cost $515,244,036)		$516,865,864

Cash Collateral for Securities
Sold Short and Written Options — 26.0%		178,988,395

Liabilities in Excess of Other Assets — (1.0%)		(6,969,720)

Net Assets — 100.0%		$688,884,539

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2013.

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of these securities are held as collateral for securities sold short and written options. The total value of the securities held as collateral as of September 30, 2013 was $178,481,298.

Portfolio Abbreviations:

ADR - American Depositary Receipt

CAD - Canadian Dollar

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

55

Touchstone Merger Arbitrage Fund (Continued)

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$652,866,304	$—	$—	$652,866,304
Preferred Stock	6,676,800	—	—	6,676,800
Corporate Bond	—	5,272,750	—	5,272,750
Investment Fund	49,682,768	—	—	49,682,768
Purchased Options Equity Contracts	17,740	—	—	17,740
				$714,516,362
Liabilities:
Securities Sold Short
Common Stocks	$(197,628,298)	$—	$—	$(197,628,298)

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Other Financial Instruments**
Assets:
Forward Foreign Currency Contract	$—	$43,753	$—	$43,753
Liabilities:
Forward Foreign Currency Contracts	$—	$(99,427)	$—	$(99,427)
Equity Contracts	(22,200)	—	—	(22,200)

** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown for forward currency contracts represent unrealized appreciation (depreciation).

Transactions in written options for the year ended September 30, 2013.

	Number of
	Contracts	Premium
Beginning of Period, September 30, 2012	—	$—
Call Options Written	50	10,750
Put Options Written	50	10,750
September 30, 2013	100	$21,500

Forward Foreign Currency Exchange Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Expiration Date	Receive		Deliver		(Depreciation)
Brown Brothers Harriman	11/29/2013	USD	5,569,017	CAD	5,700,000	$43,753
Brown Brothers Harriman	12/30/2013	USD	3,681,564	CAD	3,880,000	(76,521)
Brown Brothers Harriman	12/30/2013	USD	2,795,658	CAD	2,910,000	(22,906)
						$(55,674)

See accompanying Notes to Financial Statements.

56

Portfolio of Investments

Touchstone Mid Cap Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 98.6%

Consumer Discretionary — 24.7%
Cabela's, Inc.*	167,762	$10,574,039
CarMax, Inc.*	285,829	13,854,132
Deckers Outdoor Corp.*†	226,808	14,951,183
Hasbro, Inc.†	184,653	8,704,542
Service Corp. International	277,379	5,164,797
Staples, Inc.	453,989	6,650,939
Tempur Sealy International, Inc.*	256,350	11,269,145
Whirlpool Corp.	83,021	12,157,595
		83,326,372

Financials — 18.0%
Alexander & Baldwin, Inc.*	113,599	4,091,836
Alleghany Corp.*	17,913	7,338,060
Eaton Vance Corp.	170,576	6,623,466
Hatteras Financial Corp. REIT	290,484	5,434,956
M&T Bank Corp.†	131,311	14,696,327
MBIA, Inc.*	1,065,639	10,901,487
White Mountains Insurance Group Ltd. (Bermuda)*	20,415	11,587,962
		60,674,094

Consumer Staples — 16.7%
Brown-Forman Corp. - Class B	134,927	9,192,577
Energizer Holdings, Inc.	138,957	12,665,931
Hershey Co. (The)	121,738	11,260,765
Lorillard, Inc.	198,968	8,909,787
Nu Skin Enterprises, Inc. - Class A	76,645	7,337,992
Pricesmart, Inc.	70,823	6,745,183
		56,112,235

Materials — 14.7%
Albemarle Corp.	202,112	12,720,929
MeadWestvaco Corp.	403,625	15,491,128
NewMarket Corp.	47,570	13,695,879
Vulcan Materials Co.	144,125	7,467,116
		49,375,052

Industrials — 8.1%
Cintas Corp.	314,885	16,122,112
Matson, Inc.	122,664	3,217,477
Old Dominion Freight Line, Inc.*	175,105	8,053,079
		27,392,668

Information Technology — 7.6%
Amphenol Corp. - Class A	162,116	12,544,536
Paychex, Inc.	322,978	13,125,826
		25,670,362

Energy — 5.4%
Atwood Oceanics, Inc.*	274,451	15,105,783
Kinder Morgan Management LLC*	43,482	3,259,400
		18,365,183

Health Care — 3.4%
Tenet Healthcare Corp.*	275,153	11,333,552
Total Common Stocks		$332,249,518

Investment Funds— 12.7%
Invesco Government & Agency
Portfolio, Institutional Class**	36,219,885	$36,219,885
Touchstone Institutional Money Market Fund^	6,589,029	6,589,029
Total Investment Funds		$42,808,914

Total Investment Securities —111.3%
(Cost $352,653,229)		$375,058,432

Liabilities in Excess of Other Assets — (11.3%)		(38,125,419)

Net Assets — 100.0%		$336,933,013

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $35,588,559.

Portfolio Abbreviations:

LLC - Limited Liability Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$332,249,518	$—	$—	$332,249,518
Investment Funds	42,808,914	—	—	42,808,914
				$375,058,432

See accompanying Notes to Financial Statements.

57

Portfolio of Investments

Touchstone Mid Cap Value Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 97.9%

Financials — 22.3%
Alexandria Real Estate Equities, Inc., REIT	34,785	$2,221,022
Allstate Corp. (The)	35,491	1,794,070
American Campus Communities, Inc., REIT	60,095	2,052,244
Ameriprise Financial, Inc.	26,606	2,423,274
Cole Real Estate Investment, Inc., REIT	180,999	2,219,048
Endurance Specialty Holdings Ltd.	39,962	2,146,759
Fifth Third Bancorp	159,530	2,877,921
Hancock Holding Co.	57,210	1,795,250
Hartford Financial Services Group, Inc.	80,891	2,517,328
Host Hotels & Resorts, Inc., REIT	127,375	2,250,716
PartnerRe Ltd.	23,260	2,129,220
Reinsurance Group of America, Inc.	36,165	2,422,693
SunTrust Banks, Inc.	78,859	2,556,609
TCF Financial Corp.	113,139	1,615,625
Unum Group	44,700	1,360,668
Willis Group Holdings PLC	52,882	2,291,377
Zions Bancorporation	88,653	2,430,865
		37,104,689

Industrials — 13.2%
Cintas Corp.	42,789	2,190,797
Clean Harbors, Inc.*	41,818	2,453,044
Dover Corp.	27,772	2,494,759
Fluor Corp.	35,845	2,543,561
Parker Hannifin Corp.	23,611	2,566,988
Regal-Beloit Corp.	30,533	2,074,107
Stanley Black & Decker, Inc.	29,418	2,664,388
Towers Watson & Co. - Class A	25,576	2,735,610
Xylem, Inc.	83,512	2,332,490
		22,055,744

Consumer Discretionary — 10.7%
American Eagle Outfitters, Inc.	151,691	2,122,157
Darden Restaurants, Inc.	46,968	2,174,149
Dollar General Corp.*	40,146	2,266,643
Harley-Davidson, Inc.	31,248	2,007,372
Hasbro, Inc.	35,910	1,692,797
Interpublic Group of Cos, Inc. (The)	90,834	1,560,528
Newell Rubbermaid, Inc.	75,603	2,079,082
PetSmart, Inc.	26,727	2,038,201
Sally Beauty Holdings, Inc.*	73,877	1,932,622
		17,873,551

Materials — 10.3%
Air Products & Chemicals, Inc.	17,007	1,812,437
Albemarle Corp.	39,388	2,479,081
Allegheny Technologies, Inc.	77,389	2,361,912
Greif, Inc. - Class A	42,332	2,075,539
Nucor Corp.	33,830	1,658,347
Owens-Illinois, Inc.*	57,994	1,740,980
Rockwood Holdings, Inc.	24,856	1,662,866
Scotts Miracle-Gro Co. (The) - Class A	34,267	1,885,713
Silgan Holdings, Inc.	32,449	1,525,103
		17,201,978

Health Care — 9.0%
AmerisourceBergen Corp.	27,927	1,706,340
CareFusion Corp.*	63,023	2,325,549
Charles River Laboratories International, Inc.*	40,019	1,851,279
DENTSPLY International, Inc.	50,562	2,194,896
MEDNAX, Inc.*	23,090	2,318,236
Patterson Cos., Inc.	55,394	2,226,839
Quest Diagnostics, Inc.†	37,652	2,326,517
		14,949,656

Consumer Staples — 8.8%
Coca-Cola Enterprises, Inc.	40,743	1,638,276
Darling International, Inc.*	116,955	2,474,768
Ingredion, Inc.	37,146	2,457,951
JM Smucker Co. (The)	14,756	1,549,970
Kroger Co. (The)	61,477	2,479,982
Molson Coors Brewing Co. - Class B	41,448	2,077,788
Sysco Corp.	60,548	1,927,243
		14,605,978

Information Technology — 8.1%
Diebold, Inc.	37,637	1,105,022
Fidelity National Information Services, Inc.	59,242	2,751,198
Juniper Networks, Inc.*	95,097	1,888,626
Microchip Technology, Inc.†	60,941	2,455,313
Symantec Corp.	75,467	1,867,808
Synopsys, Inc.*	91,765	3,459,540
		13,527,507

Energy — 7.9%
EQT Corp.	25,562	2,267,861
McDermott International, Inc. (Panama)*	153,137	1,137,808
Nabors Industries Ltd.	70,821	1,137,385
Newfield Exploration Co.*	74,738	2,045,579
Pioneer Natural Resources Co.	14,266	2,693,421
Range Resources Corp.	16,086	1,220,767
Spectra Energy Corp.	76,358	2,613,734
		13,116,555

Utilities — 7.6%
AGL Resources, Inc.	55,791	2,568,060
Edison International	29,447	1,356,329
Great Plains Energy, Inc.	118,506	2,630,833
Portland General Electric Co.	87,510	2,470,407
SCANA Corp.	30,498	1,404,128
Xcel Energy, Inc.	84,145	2,323,243
		12,753,000
Total Common Stocks		$163,188,658

Exchange Traded Fund — 0.6%
iShares Russell Midcap Value Index Fund	16,573	1,009,296

58

Touchstone Mid Cap Value Fund (Continued)

		Market
	Shares	Value

Investment Funds— 3.8%
Invesco Government & Agency
Portfolio, Institutional Class**	4,832,254	$4,832,254
Touchstone Institutional Money Market Fund^	1,574,222	1,574,222
Total Investment Funds		$6,406,476

Total Investment Securities —102.3%
(Cost $148,799,882)		$170,604,430

Liabilities in Excess of Other Assets — (2.3)%		(3,832,428)

Net Assets — 100.0%		$166,772,002

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $4,729,324.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$163,188,658	$—	$—	$163,188,658
Exchanged Traded Fund	1,009,296	—	—	1,009,296
Investment Funds	6,406,476	—	—	6,406,476
				$170,604,430

See accompanying Notes to Financial Statements.

59

Portfolio of Investments

Touchstone Premium Yield Equity Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 80.3%

Energy — 20.3%
Ensco PLC- Class A (United Kingdom)	42,968	$2,309,530
Golar LNG Ltd.	38,701	1,457,867
Kinder Morgan Management LLC*	3	216
Kinder Morgan, Inc. Delaware	291,553	10,370,540
LinnCo LLC	67,045	1,956,373
Pembina Pipeline Corp. (Canada)	51,859	1,718,089
Seadrill Ltd.	106,680	4,809,134
Spectra Energy Corp.	120,756	4,133,478
Total SA, ADR	53,341	3,089,511
Williams Cos., Inc. (The)	165,947	6,033,833
		35,878,571

Health Care — 12.7%
Baxter International, Inc.	43,339	2,846,939
Eli Lilly & Co.	27,336	1,375,821
GlaxoSmithKline PLC, ADR	79,640	3,995,539
Johnson & Johnson	51,859	4,495,657
Merck & Co., Inc.	144,885	6,897,975
Pfizer, Inc.	99,272	2,850,099
		22,462,030

Financials — 11.7%
Bank of Montreal (Canada)	46,673	3,118,690
CME Group, Inc. IL	42,598	3,147,140
Digital Realty Trust, Inc., REIT	66,154	3,512,777
HCP, Inc., REIT	58,526	2,396,640
Hospitality Properties Trust, REIT	118,904	3,364,983
Omega Healthcare Investors, Inc., REIT	54,081	1,615,399
People's United Financial, Inc.	158,539	2,279,791
Senior Housing Properties Trust, REIT	52,970	1,236,320
		20,671,740

Utilities — 10.4%
American Water Works Co., Inc.	131,128	5,412,964
National Grid PLC, ADR	22,966	1,356,142
NiSource, Inc.	161,502	4,988,797
ONEOK, Inc.	125,942	6,715,227
		18,473,130

Information Technology — 10.3%
CA, Inc.	95,197	2,824,495
Cisco Systems, Inc.	139,278	3,261,891
Intel Corp.	271,887	6,231,650
Maxim Integrated Products, Inc.	84,826	2,527,815
Microchip Technology, Inc.	85,196	3,432,547
		18,278,398

Telecommunication Services — 6.0%
AT&T, Inc.	87,789	2,969,024
BCE, Inc. (Canada)	31,856	1,360,251
Vodafone Group PLC, ADR	177,060	6,228,971
		10,558,246

Industrials — 5.2%
General Electric Co.	272,998	6,521,922
RR Donnelley & Sons Co.	168,170	2,657,086
		9,179,008

Materials — 2.0%
International Paper Co.	78,158	3,501,478

Consumer Discretionary — 1.7%
Staples, Inc.	204,841	3,000,921
Total Common Stocks		$142,003,522

Investment Fund — 1.0%
Touchstone Institutional Money Market Fund^	1,806,138	1,806,138

Total Investment Securities —81.3%
(Cost $122,079,744)		$143,809,660

Other Assets in Excess of Liabilities — 18.7%		33,014,290

Net Assets — 100.0%		$176,823,950

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$142,003,522	$—	$—	$142,003,522
Investment Fund	1,806,138	—	—	1,806,138
				$143,809,660

See accompanying Notes to Financial Statements.

60

Portfolio of Investments

Touchstone Sands Capital Select Growth Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 97.6%

Information Technology — 38.6%
ARM Holdings PLC ADR†	3,511,000	$168,949,320
ASML Holding NV†	2,209,000	218,160,840
Baidu, Inc. ADR*	1,934,000	300,118,120
Facebook, Inc. - Class A*	4,356,000	218,845,440
Google, Inc. - Class A*	386,000	338,101,260
LinkedIn Corp. - Class A*	200,000	49,212,000
Salesforce.com, Inc.*	6,373,000	330,822,430
Splunk, Inc.*	1,446,600	86,853,864
Visa, Inc. - Class A	2,043,000	390,417,300
		2,101,480,574

Consumer Discretionary — 27.1%
Amazon.com, Inc.*	1,168,000	365,163,520
Chipotle Mexican Grill, Inc.*	499,000	213,921,300
Las Vegas Sands Corp.	2,211,000	146,854,620
NIKE, Inc. - Class B	2,912,000	211,527,680
priceline.com, Inc.*	259,000	261,836,050
Starbucks Corp.	1,494,000	114,993,180
Ulta Salon Cosmetics & Fragrance, Inc.*	1,350,000	161,271,000
		1,475,567,350

Health Care — 18.4%
Alexion Pharmaceuticals, Inc.*	1,349,000	156,699,840
Allergan, Inc.	1,337,000	120,931,650
athenahealth, Inc.*†	596,000	64,701,760
Biogen Idec, Inc.*	685,000	164,920,600
BioMarin Pharmaceutical, Inc.*	1,216,000	87,819,520
Cerner Corp.*	2,555,000	134,265,250
Intuitive Surgical, Inc.*	242,000	91,057,340
Regeneron Pharmaceuticals, Inc.*	569,000	178,023,030
		998,418,990

Energy — 10.0%
FMC Technologies, Inc.*	2,122,000	117,601,240
National Oilwell Varco, Inc.	1,471,000	114,899,810
Schlumberger Ltd. (CW)	2,205,000	194,833,800
Southwestern Energy Co.*	3,211,000	116,816,180
		544,151,030

Materials — 2.6%
Monsanto Co.	1,337,000	139,542,690

Financials — 0.9%
Charles Schwab Corp. (The)	2,241,000	47,374,740
Total Common Stocks		$5,306,535,374

Investment Funds— 3.2%
Invesco Government & Agency
Portfolio, Institutional Class**	67,156,968	$67,156,968
Touchstone Institutional Money Market Fund^	107,983,851	107,983,851
Total Investment Funds		$175,140,819

Total Investment Securities —100.8%
(Cost $3,676,915,306)		$5,481,676,193

Liabilities in Excess of Other Assets — (0.8%)		(41,080,808)

Net Assets — 100.0%		$5,440,595,385

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $ 65,454,021.

Portfolio Abbreviation:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$5,306,535,374	$—	$—	$5,306,535,374
Investment Funds	175,140,819	—	—	175,140,819
				$5,481,676,193

See accompanying Notes to Financial Statements.

61

Portfolio of Investments

Touchstone Small Cap Core Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 98.4%

Financials — 25.0%
Alexander & Baldwin, Inc.*	594,478	$21,413,098
Alleghany Corp.*	19,612	8,034,056
Corrections Corp. of America REIT	966,080	33,378,064
Eaton Vance Corp.	848,081	32,930,985
First Industrial Realty Trust, Inc. REIT	1,590,481	25,877,126
Hatteras Financial Corp. REIT	527,845	9,875,980
MBIA, Inc.*	1,841,424	18,837,768
Montpelier Re Holdings Ltd. (Bermuda)	602,462	15,694,135
Tejon Ranch Co.*	475,869	14,675,800
White Mountains Insurance Group Ltd. (Bermuda)*	35,494	20,147,104
		200,864,116

Consumer Discretionary — 22.6%
American Eagle Outfitters, Inc.	750,619	10,501,160
Cabela's, Inc.*	565,324	35,632,372
Columbia Sportswear Co.†	273,561	16,476,579
Deckers Outdoor Corp.*†	428,140	28,222,989
Service Corp. International	2,040,820	38,000,068
Sturm Ruger & Co., Inc.†	404,832	25,354,628
Tempur Sealy International, Inc.*	626,500	27,540,940
		181,728,736

Materials — 13.1%
Albemarle Corp.	593,453	37,351,932
Martin Marietta Materials, Inc.	136,522	13,402,365
NewMarket Corp.	134,493	38,721,880
Tredegar Corp.	609,415	15,844,789
		105,320,966

Industrials — 12.3%
Alliant Techsystems, Inc.	207,500	20,243,700
Kaman Corp.	261,878	9,914,701
Matson, Inc.	649,735	17,042,549
Old Dominion Freight Line, Inc.*	901,794	41,473,506
Ritchie Bros Auctioneers, Inc. (Canada)†	493,675	9,962,362
		98,636,818

Consumer Staples — 9.4%
Energizer Holdings, Inc.	79,947	7,287,169
Nu Skin Enterprises, Inc. - Class A	312,865	29,953,695
Pricesmart, Inc.	405,845	38,652,678
		75,893,542

Information Technology — 6.2%
Advent Software, Inc.	633,395	20,110,291
Micrel, Inc.	1,248,555	11,374,336
ValueClick, Inc.*	879,775	18,343,309
		49,827,936

Energy — 5.7%
Atwood Oceanics, Inc.*	648,856	35,713,034
Kinder Morgan Management LLC*	2	156
World Fuel Services Corp.	279,094	10,412,997
		46,126,187

Health Care — 4.1%
Tenet Healthcare Corp.*	809,767	33,354,303
Total Common Stocks		$791,752,604

Warrants—0.0%

Financials — 0.0%
Tejon Ranch Co., Expiration 08/31/16*	69,345	191,392

Investment Funds— 10.8%
Invesco Government & Agency
Portfolio, Institutional Class**	77,061,878	77,061,878
Touchstone Institutional Money Market Fund^	10,153,738	10,153,738
Total Investment Funds		$87,215,616

Total Investment Securities —109.2%
(Cost $708,451,497)		$879,159,612

Liabilities in Excess of Other Assets — (9.2%)		(74,288,040)

Net Assets — 100.0%		$804,871,572

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $75,237,628.

Portfolio Abbreviations:

LLC- Limited Liability Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

62

Touchstone Small Cap Core Fund (Continued)

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$791,752,604	$—	$—	$791,752,604
Warrants Equity Contract	191,392	—	—	191,392
Investment Funds	87,215,616	—	—	87,215,616
				$879,159,612

See accompanying Notes to Financial Statements.

63

Portfolio of Investments

Touchstone Small Cap Value Fund – September 30, 2013

		Market
	Shares	Value

Common Stocks— 98.8%

Financials — 31.3%
Anworth Mortgage Asset Corp. REIT	105,840	$511,207
Astoria Financial Corp.	51,350	638,794
Brookline Bancorp, Inc.	63,080	593,583
Campus Crest Communities, Inc. REIT	45,960	496,368
Capitol Federal Financial, Inc.	54,517	677,646
Capstead Mortgage Corp. REIT	61,200	720,324
Chemical Financial Corp.	13,010	363,239
CVB Financial Corp.	44,350	599,612
Dime Community Bancshares, Inc.	8,520	141,857
First Financial Bancorp	42,604	646,303
Hancock Holding Co.	18,394	577,204
Hanover Insurance Group, Inc. (The)	7,040	389,453
Hercules Technology Growth Capital, Inc.	21,089	321,607
Iberiabank Corp.	10,976	569,325
Infinity Property & Casualty Corp.	11,130	718,998
National Bank Holdings Corp. - Class A	21,440	440,378
New Residential Investment Corp., REIT	99,943	661,623
Northfield Bancorp, Inc.	15,040	182,586
Old National Bancorp.	21,480	305,015
Oritani Financial Corp.	8,020	132,009
Sterling Financial Corp.	16,260	465,849
Summit Hotel Properties, Inc. REIT	41,010	376,882
UMB Financial Corp.	6,080	330,387
Washington Federal, Inc.	6,655	137,625
Washington Real Estate Investment Trust REIT	21,260	537,240
Westamerica Bancorporation†	13,860	689,396
		12,224,510

Industrials — 20.7%
ABM Industries, Inc.	35,870	954,859
Acacia Research Corp.	27,280	629,077
Astec Industries, Inc.	8,060	289,838
Curtiss-Wright Corp.	14,433	677,774
Forward Air Corp.	12,300	496,305
Granite Construction, Inc.	30,770	941,562
Harsco Corp.	13,100	326,190
Knight Transportation, Inc.	31,250	516,250
Quanex Building Products Corp.	32,810	617,812
Regal-Beloit Corp.	10,090	685,414
Resources Connection, Inc.	59,135	802,462
Ritchie Bros Auctioneers, Inc. (Canada)†	28,655	578,258
Simpson Manufacturing Co., Inc.	18,350	597,660
		8,113,461

Consumer Discretionary — 13.1%
Chico's FAS, Inc.	42,755	712,298
Ethan Allen Interiors, Inc.	22,415	624,706
Finish Line, Inc. (The) - Class A	28,310	704,070
Fred's, Inc. - Class A	13,029	203,904
Guess?, Inc.	15,790	471,332
Jones Group, Inc. (The)	33,460	502,235
MDC Holdings, Inc.	30,570	917,406
Men's Wearhouse, Inc. (The)	13,150	447,758
Regis Corp.	37,585	551,748
		5,135,457

Information Technology — 12.5%
ADTRAN, Inc.	11,040	294,106
Brooks Automation, Inc.	62,421	581,140
Cohu, Inc.	30,876	336,857
Diebold, Inc.	23,470	689,079
Intersil Corp. - Class A	65,455	735,060
Micrel, Inc.	94,375	859,756
MKS Instruments, Inc.	24,370	647,998
Tessera Technologies, Inc.	37,745	730,366
		4,874,362

Materials — 10.5%
A Schulman, Inc.	7,750	228,315
AMCOL International Corp.	12,000	392,160
Cabot Corp.	24,795	1,058,994
Globe Specialty Metals, Inc.	37,310	574,947
Haynes International, Inc.	6,570	297,818
Kronos Worldwide, Inc.	27,240	421,948
Noranda Aluminum Holding Corp.	22,630	55,670
Tronox Ltd. - Class A	26,520	648,944
US Silica Holdings, Inc.†	17,990	447,951
		4,126,747

Energy — 4.5%
Comstock Resources, Inc.	13,595	216,296
Gulfmark Offshore, Inc. - Class A	8,590	437,145
Tidewater, Inc.	9,000	533,610
Tsakos Energy Navigation Ltd.	41,540	216,423
Western Refining, Inc.†	11,840	355,674
		1,759,148

Health Care — 3.2%
Hill-Rom Holdings, Inc.	1,979	70,908
Meridian Bioscience, Inc.	10,555	249,626
Quality Systems, Inc.	20,945	455,135
STERIS Corp.	8,950	384,492
Techne Corp.	1,020	81,661
		1,241,822

Utilities — 3.0%
Northwest Natural Gas Co.	3,080	129,298
Portland General Electric Co.	18,015	508,563
UIL Holdings Corp.	14,130	525,353
		1,163,214
Total Common Stocks		$38,638,721

Investment Funds— 7.0%
Invesco Government & Agency
Portfolio, Institutional Class*	2,162,727	2,162,727
Touchstone Institutional Money Market Fund^	578,313	578,313
Total Investment Funds		$2,741,040

64

Touchstone Small Cap Value Fund (Continued)

Market
Value

Total Investment Securities —105.8%
(Cost $38,199,208)	$41,379,761

Liabilities in Excess of Other Assets — (5.8%)	(2,278,479)

Net Assets — 100.0%	$39,101,282

*	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2013 was $2,121,966.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$38,638,721	$—	$—	$38,638,721
Investment Funds	2,741,040	—	—	2,741,040
				$41,379,761

See accompanying Notes to Financial Statements.

65

Portfolio of Investments

Touchstone Total Return Bond Fund – September 30, 2013

Principal		Market
Amount		Value

	Corporate Bonds— 37.7%

	Financials — 11.0%
$2,000,000	American Express Credit Corp. MTN,
	1.750%, 6/12/15	$2,036,450
1,216,000	Delphi Financial Group, Inc.,
	7.875%, 1/31/20	1,433,226
757,158	EJM Airport LLC, 6.271%, 5/15/20	880,816
2,000,000	Fishers Lane Associates LLC, 144a,
	3.666%, 8/5/30	1,898,818
1,417,000	Ford Motor Credit Co. LLC,
	5.625%, 9/15/15	1,530,767
1,604,000	General Electric Capital Corp. MTN,
	5.625%, 5/1/18	1,840,487
1,260,000	National Rural Utilities Cooperative
	Finance Corp., 10.375%, 11/1/18	1,731,122
1,500,000	Provident Cos., Inc., 7.000%, 7/15/18	1,730,020
2,000,000	Torchmark Corp., 3.800%, 9/15/22	1,974,976
2,000,000	USB Capital IX, 3.500%, 10/29/49(A)	1,520,000
2,000,000	Wachovia Capital Trust III,
	5.570%, 3/29/49(A)	1,810,000
		18,386,682

	Industrials — 10.6%
58,312	Astro Offshore Corp.,
	6.000%, 12/20/19	63,249
117,764	Burlington Northern and Santa Fe
	Railway Co. 1998-C Pass Through
	Trust, 6.230%, 7/2/18	125,960
133,281	Burlington Northern and Santa Fe
	Railway Co. 2004-1 Pass Through
	Trust, 4.575%, 1/15/21	141,416
486,331	Burlington Northern and Santa Fe
	Railway Co. 2005-3 Pass Through
	Trust, 4.830%, 1/15/23	527,049
949,257	Burlington Northern and Santa Fe
	Railway Co. 2005-4 Pass Through
	Trust, 4.967%, 4/1/23	1,050,787
380,000	Canal Barge Co., Inc., 4.500%, 11/12/34	418,309
1,868,153	Continental Airlines 2000-2 Class A-1
	Pass Through Trust, 7.707%, 4/2/21	2,097,002
680,388	CSX Transportation, Inc.,
	6.251%, 1/15/23	795,510
1,687,804	Delta Air Lines 2010-2 Class A Pass
	Through Trust, 4.950%, 5/23/19	1,801,731
1,464,635	Federal Express Corp. 1998 Pass
	Through Trust, 6.845%, 1/15/19	1,647,715
121,453	Federal Express Corp. 1999 Pass
	Through Trust, 7.650%, 1/15/22	146,351
188,000	Matson Navigation Co., Inc.,
	5.337%, 9/4/28	209,432
260,000	PulteGroup, Inc., 5.200%, 2/15/15	270,400
1,027,000	Republic Services, Inc.,
	5.250%, 11/15/21	1,126,576
1,248,404	Southwest Airlines Co. 2007-1 Pass
	Through Trust, 6.150%, 8/1/22	1,435,664
157,056	Sterling Equipment, 6.125%, 9/28/19	177,143
119,729	Union Pacific Railroad Co. 2001 Pass
	Through Trust, 6.630%, 1/27/22	135,594
1,073,028	Union Pacific Railroad Co. 2003 Pass
	Through Trust, 4.698%, 1/2/24	1,159,616
559,904	Union Pacific Railroad Co. 2006 Pass
	Through Trust, 5.866%, 7/2/30	643,838
1,686,000	United Rentals North America, Inc.,
	9.250%, 12/15/19	1,888,320
1,663,000	Vessel Management Services, Inc.,
	5.125%, 4/16/35	1,891,080
		17,752,742

	Utilities — 8.0%
1,689,490	Bruce Mansfield Unit, 6.850%, 6/1/34	1,782,537
450,000	California Water Service Co.,
	5.500%, 12/1/40	504,734
1,600,000	Commonwealth Edison Co.,
	5.900%, 3/15/36	1,851,826
1,780,000	Dominion Resources, Inc.,
	2.548%, 9/30/66(A)	1,658,376
1,700,000	Entergy Louisiana LLC,
	4.440%, 1/15/26	1,750,736
99,000	National Fuel Gas Co., 8.750%, 5/1/19	124,441
375,000	Nevada Power Co., 5.875%, 1/15/15	399,372
1,265,000	Nevada Power Co., 6.500%, 8/1/18	1,516,678
2,000,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	2,020,000
1,800,000	South Carolina Electric & Gas Co.,
	4.600%, 6/15/43	1,751,013
		13,359,713

	Energy — 3.0%
1,253,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20	1,346,975
500,000	Energy Transfer Equity LP,
	7.500%, 10/15/20	535,000
1,551,000	Petrobras International Finance Co. -
	Pifco, 3.500%, 2/6/17	1,574,964
1,500,000	Petroleos Mexicanos, 4.875%, 1/24/22	1,530,000
		4,986,939

	Telecommunication Services — 1.9%
1,500,000	SBA Tower Trust, 144a,
	4.254%, 4/15/15	1,528,107
1,500,000	Verizon Communications, Inc.,
	6.000%, 4/1/41	1,578,903
		3,107,010

	Consumer Staples — 1.8%
1,347,909	American Airlines 2011-1 Class B Pass
	Through Trust, 144a,
	7.000%, 1/31/18	1,381,606
1,539,977	CVS Pass-Through Trust,
	6.036%, 12/10/28	1,697,131
		3,078,737

	Transportation — 0.7%
1,056,000	Totem Ocean Trailer Express, Inc.,
	6.365%, 4/15/28	1,203,329

66

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 37.7% (Continued)

	Health Care — 0.7%
$1,075,000	HCA, Inc., 7.250%, 9/15/20	$1,169,062
	Total Corporate Bonds	$63,044,214

	Asset-Backed Securities — 21.9%
1,409,998	321 Henderson Receivables I LLC, Ser
	2012-1A, Class A, 144a,
	4.210%, 2/16/65	1,442,494
1,356,086	321 Henderson Receivables I LLC, Ser
	2012-2A, Class A, 144a,
	3.840%, 10/15/59	1,346,864
575,000	FPL Recovery Funding LLC, Ser
	2007-A, Class A4, 5.256%, 8/1/21	650,530
1,325,000	JCP&L Transition Funding LLC, Ser
	2006-A, Class A4, 5.610%, 6/5/23	1,552,577
67,606	Small Business Administration
	Participation Certificates, Ser
	2001-20A, Class 1, 6.290%, 1/1/21	74,750
414,583	Small Business Administration
	Participation Certificates, Ser
	2002-20H, Class 1, 5.310%, 8/1/22	451,748
378,447	Small Business Administration
	Participation Certificates, Ser
	2003-20B, Class 1, 4.840%, 2/1/23	410,512
129,689	Small Business Administration
	Participation Certificates, Ser
	2003-20D, Class 1, 4.760%, 4/1/23	140,385
93,458	Small Business Administration
	Participation Certificates, Ser
	2004-20D, Class 1, 4.770%, 4/1/24	100,084
707,017	Small Business Administration
	Participation Certificates, Ser
	2004-20K, Class 1, 4.880%, 11/1/24	762,653
55,742	Small Business Administration
	Participation Certificates, Ser
	2005-10E, Class 1, 4.540%, 9/1/15	57,020
410,704	Small Business Administration
	Participation Certificates, Ser
	2005-20B, Class 1, 4.625%, 2/1/25	438,404
378,966	Small Business Administration
	Participation Certificates, Ser
	2005-20H, Class 1, 5.110%, 8/1/25	413,601
1,846,242	Small Business Administration
	Participation Certificates, Ser
	2006-20B, Class 1, 5.350%, 2/1/26	2,007,025
647,337	Small Business Administration
	Participation Certificates, Ser
	2006-20H, Class 1, 5.700%, 8/1/26	712,688
1,562,659	Small Business Administration
	Participation Certificates, Ser
	2006-20K, Class 1, 5.360%, 11/1/26	1,700,305
1,308,736	Small Business Administration
	Participation Certificates, Ser
	2006-20L, Class 1, 5.120%, 12/1/26	1,414,227
1,329,629	Small Business Administration
	Participation Certificates, Ser
	2007-20A, Class 1, 5.320%, 1/1/27	1,458,530
1,695,608	Small Business Administration
	Participation Certificates, Ser
	2007-20E, Class 1, 5.310%, 5/1/27	1,860,335
661,757	Small Business Administration
	Participation Certificates, Ser
	2007-20F, Class 1, 5.710%, 6/1/27	736,300
1,571,224	Small Business Administration
	Participation Certificates, Ser
	2007-20L, Class 1, 5.290%, 12/1/27	1,723,845
931,165	Small Business Administration
	Participation Certificates, Ser
	2008-20A, Class 1, 5.170%, 1/1/28	1,015,782
1,150,831	Small Business Administration
	Participation Certificates, Ser
	2008-20K, Class 1, 6.770%, 11/1/28	1,314,855
1,301,639	Small Business Administration
	Participation Certificates, Ser
	2009-20B, Class 1, 4.760%, 2/1/29	1,400,064
1,244,371	Small Business Administration
	Participation Certificates, Ser
	2009-20C, Class 1, 4.660%, 3/1/29	1,340,265
327,680	Small Business Administration
	Participation Certificates, Ser
	2009-20D, Class 1, 4.310%, 4/1/29	351,977
1,593,634	Small Business Administration
	Participation Certificates, Ser
	2009-20E, Class 1, 4.430%, 5/1/29	1,718,712
1,053,499	Small Business Administration
	Participation Certificates, Ser
	2009-20F, Class 1, 4.950%, 6/1/29	1,149,907
1,650,565	Small Business Administration
	Participation Certificates, Ser
	2009-20J, Class 1, 3.920%, 10/1/29	1,741,939
1,529,322	Small Business Administration
	Participation Certificates, Ser
	2010-20F, Class 1, 3.880%, 6/1/30	1,597,182
1,077,405	Small Business Administration
	Participation Certificates, Ser
	2010-20I, Class 1, 3.210%, 9/1/30	1,075,634
1,799,171	Small Business Administration
	Participation Certificates, Ser
	2012-10C, Class 1, 1.240%, 5/1/22	1,788,272
2,923,112	Small Business Administration
	Participation Certificates, Ser
	2012-20K, Class 1, 2.090%, 11/1/32	2,732,578
	Total Asset-Backed Securities	$36,682,044

	U.S. Government Mortgage-Backed Obligations — 16.3%
400,854	FHLMC, Pool #A89148,
	4.000%, 10/1/39	419,097
230,367	FNMA, Pool #465711, 4.680%, 8/1/28	243,256
1,649,328	FNMA, Pool #469616, 3.500%, 11/1/21	1,702,578

67

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 16.3% (Continued)
$1,700,000	FNMA, Pool #469667, 3.540%, 12/1/21	$1,754,793
118,378	FNMA, Pool #874210, 5.260%, 1/1/25	132,108
109,986	FNMA, Pool #888829, 5.832%, 6/1/37	124,324
172,934	FNMA, Pool #958736, 4.940%, 5/1/19	193,524
360,735	FNMA, Pool #AB1152, 4.000%, 6/1/25	382,898
252,978	FNMA, Pool #AB3876, 4.000%, 11/1/41	265,472
445,698	FNMA, Pool #AD0101, 4.879%, 7/1/19	499,151
496,741	FNMA, Pool #AD0166, 4.864%, 8/1/19	556,343
189,107	FNMA, Pool #AD0342, 4.637%, 10/1/19	209,762
454,202	FNMA, Pool #AD0786, 4.501%, 1/1/20	501,002
528,666	FNMA, Pool #AD0910, 4.602%, 4/1/20	583,546
114,638	FNMA, Pool #AD1608, 4.000%, 2/1/25	121,709
551,422	FNMA, Pool #AE0209, 4.331%, 6/1/20	603,038
1,471,048	FNMA, Pool #AE0446, 4.087%, 9/1/20	1,587,621
858,368	FNMA, Pool #AE2771, 3.500%, 8/1/26	906,915
702,928	FNMA, Pool #AE8886, 3.500%, 12/1/25	742,198
391,147	FNMA, Pool #AH1519, 3.500%, 12/1/25	413,008
411,987	FNMA, Pool #AH8854, 4.500%, 4/1/41	441,108
670,304	FNMA, Pool #AI1856, 4.500%, 5/1/41	720,443
361,406	FNMA, Pool #AL0247, 4.000%, 4/1/41	381,072
2,000,000	FNMA, Pool #AM0566, 1.940%, 9/1/19	2,002,032
1,449,608	FNMA, Pool #AT0924, 2.000%, 3/1/28	1,409,122
2,071,463	GNMA, Pool #5276, 3.000%, 1/20/27	2,149,576
2,010,293	GNMA, Pool #710077, 4.700%, 5/20/61	2,203,251
294,834	GNMA, Pool #751408, 4.826%, 6/20/61	322,570
805,622	GNMA, Pool #751409, 4.626%, 7/20/61	880,626
558,033	GNMA, Pool #752631,
	4.500%, 10/20/40	610,220
715,096	GNMA, Pool #756686, 4.697%, 9/20/61	786,335
562,830	GNMA, Pool #757327, 4.295%, 7/20/61	614,278
2,457,630	GNMA, Pool #766517, 4.661%, 4/20/62	2,711,739
	Total U.S. Government Mortgage-Backed Obligations	$27,174,715

	Agency Collateralized Mortgage Obligations — 8.3%
1,000,000	FREMF Mortgage Trust, Ser 2011-K702,
	Class B, 144a, 4.936%, 4/25/44(A)	1,059,008
1,000,000	FREMF Mortgage Trust, Ser 2012-K19,
	Class B, 144a, 4.176%, 5/25/45(A)	945,749
1,035,000	FREMF Mortgage Trust, Ser 2012-K710,
	Class B, 144a, 3.949%, 6/25/47(A)	1,004,314
64,084	GNMA, Ser 2009-114, Class A,
	3.103%, 12/16/38	65,026
484,341	GNMA, Ser 2009-27, Class B,
	4.353%, 2/16/41	496,413
80,959	GNMA, Ser 2009-86, Class A,
	3.536%, 9/16/35	82,301
935,112	GNMA, Ser 2010-22, Class AD,
	3.633%, 10/16/39	952,348
323,093	GNMA, Ser 2010-49, Class A,
	2.870%, 3/16/51	326,246
1,500,000	GNMA, Ser 2011-1, Class B,
	4.344%, 6/16/41(A)	1,582,143
987,250	GNMA, Ser 2011-147, Class A,
	2.174%, 7/16/38	997,860
1,181,597	GNMA, Ser 2011-31, Class A,
	2.210%, 12/16/35	1,190,778
414,831	GNMA, Ser 2011-47, Class A,
	2.070%, 4/16/32	415,960
638,289	GNMA, Ser 2012-22, Class AB,
	1.661%, 3/16/33	639,744
2,412,818	GNMA, Ser 2012-53, Class AC,
	2.381%, 12/16/43	2,421,931
1,727,423	GNMA, Ser 2013-40, Class AC,
	1.584%, 1/16/46	1,703,528
	Total Agency Collateralized Mortgage Obligations	$13,883,349

	Commercial Mortgage-Backed Securities — 4.9%
1,675,000	Citigroup Commercial Mortgage Trust,
	Ser 2007-C6, Class A4,
	5.885%, 12/10/49(A)	1,894,202
505,000	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2006-CD3,
	Class AJ, 5.688%, 10/15/48	460,043
1,490,750	Greenwich Capital Commercial
	Funding Corp., Ser 2005-GG5, Class
	A5, 5.224%, 4/10/37(A)	1,584,298
1,425,000	GS Mortgage Securities Corp. II, Ser
	2007-GG10, Class A4,
	5.993%, 8/10/45(A)	1,580,617
200,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP4, Class AM,
	4.999%, 10/15/42(A)	212,886
159,025	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2006-CB17, Class A3,
	5.450%, 12/12/43	158,790
760,282	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2007-LDPX, Class A3S,
	5.317%, 1/15/49	762,900
1,400,000	Merrill Lynch/Countrywide
	Commercial Mortgage Trust, Ser
	2006-3, Class AM,
	5.456%, 7/12/46(A)	1,522,328
	Total Commercial Mortgage-Backed Securities	$8,176,064

	Municipal Bonds — 4.6%

	California—0.9%
1,522,591	CA State HFA Resiential Mortgage Rev,
	Ser A, 2.900%, 2/1/42	1,479,136

	Florida—1.0%
1,626,209	FL State HFC Rev, Homeownership
	Mortgage Special Project,
	2.800%, 7/1/41	1,576,105

68

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Municipal Bonds — 4.6% (Continued)

	Missouri—0.9%
$1,610,000	MO State Housing Development
	Commission, Special
	Homeownership Loan Program, Ser
	C, 2.650%, 11/1/40	$1,552,362

	Texas—0.9%
1,610,000	TX State Dept of Housing, Ser A,
	2.800%, 3/1/36	1,575,240

	Virginia—0.9%
1,579,941	VA State Housing Development
	Authority, Pass Thru Ser C,
	2.750%, 4/25/42	1,538,278
	Total Municipal Bonds	$7,721,121

	U.S. Treasury Obligations — 3.7%
2,835,000	U.S. Treasury Strip, Principal,
	0.000%, 8/15/30#	1,542,640
3,560,000	U.S. Treasury Strip, Principal,
	0.000%, 8/15/35#	1,546,678
4,280,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/40#	1,528,033
5,250,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/43#	1,636,058
	Total U.S. Treasury Obligations	$6,253,409

	U.S. Government Agency Obligations — 1.2%
1,523	FHA Reilly, 6.840%, 6/1/14	1,523
26,222	FHA USGI, 7.430%, 8/1/23	26,222
47,735	Small Business Administration
	Participation Certificates,
	6.150%, 2/1/18	50,669
152,580	Small Business Administration
	Participation Certificates, Ser
	2001-20K, Class 1, 5.340%, 11/1/21	165,761
1,650,000	Tennessee Valley Authority,
	4.650%, 6/15/35	1,698,074
	Total U.S. Government Agency Obligations	$1,942,249

	Sovereign Government Obligations — 1.1%
9,756	Ecuador Government AID Bond,
	7.050%, 5/1/15	10,259
1,505,000	Israel Government AID Bond,
	5.500%, 9/18/33	1,791,581
	Total Sovereign Government Obligations	$1,801,840

Shares

	Investment Fund — 0.0%
43,862	Touchstone Institutional Money
	Market Fund^	$43,862

	Total Investment Securities —99.7%
	(Cost $168,644,170)	$166,722,867

	Other Assets in Excess of
	Liabilities — 0.3%	585,082

	Net Assets — 100.0%	$167,307,949

#	Strip Security - Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2013.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

AID - Agency for International Development

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Finnish Real Estate Management Federation

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority/Agency

HFC - Housing Finance Corporation

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities were valued at $10,606,960 or 6.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

69

Touchstone Total Return Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$63,044,214	$—	$63,044,214
Asset-Backed Securities	—	36,682,044	—	36,682,044
U.S. Government Mortgage-Backed Obligations	—	27,174,715	—	27,174,715
Agency Collateralized Mortgage Obligations	—	13,883,349	—	13,883,349
Commercial Mortgage-Backed Securities	—	8,176,064	—	8,176,064
Municipal Bonds	—	7,721,121	—	7,721,121
U.S. Treasury Obligations	—	6,253,409	—	6,253,409
U.S. Government Agency Obligations	—	1,942,249	—	1,942,249
Sovereign Government Obligations	—	1,801,840	—	1,801,840
Investment Fund	43,862	—	—	43,862
				$166,722,867

See accompanying Notes to Financial Statements.

70

Portfolio of Investments

Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2013

Principal		Market
Amount		Value
	Corporate Bonds— 28.6%

	Financials — 9.8%
$2,760,000	21st Century Insurance Group,
	5.900%, 12/15/13	$2,782,944
250,000	American International Group, Inc.,
	3.000%, 3/20/15	257,304
134,000	Bank of America Corp.,
	7.800%, 9/15/16	155,344
600,000	Bank of America Corp. MTN,
	1.685%, 1/30/14(A)	602,389
500,000	Barclays Bank PLC, 5.200%, 7/10/14	517,501
500,000	Citigroup, Inc., 5.000%, 9/15/14	518,846
195,000	CME Group, Inc., 5.750%, 2/15/14	198,724
5,510,000	CommonWealth REIT, 6.400%, 2/15/15	5,725,639
3,020,000	Daimler Finance North America LLC,
	6.500%, 11/15/13	3,040,557
1,780,000	Duke Realty LP, 5.400%, 8/15/14	1,845,267
1,200,000	ERAC USA Finance LLC, 144a,
	2.250%, 1/10/14	1,205,074
370,000	Farmers Insurance Exchange, 144a,
	6.000%, 8/1/14	382,748
1,650,000	General Electric Capital Corp.,
	1.000%, 12/11/15	1,651,970
4,605,000	Genworth Financial, Inc.,
	8.625%, 12/15/16	5,463,229
7,000,000	Goldman Sachs Group, Inc. (The)
	MTN, 3.700%, 8/1/15	7,303,079
1,450,000	Goldman Sachs Group, Inc. (The)
	MTN, 6.000%, 5/1/14	1,495,044
525,000	Hartford Financial Services Group, Inc.,
	5.500%, 10/15/16	581,370
5,055,000	HCP, Inc., 2.700%, 2/1/14	5,086,594
4,000,000	Health Care REIT, Inc.,
	6.000%, 11/15/13	4,023,752
500,000	HSBC Finance Corp., 5.500%, 1/19/16	546,549
625,000	JPMorgan Chase & Co., 4.750%, 3/1/15	658,437
7,200,000	Kayne Anderson MLP Investment Co.,
	144a, 1.502%, 8/19/16(A)	7,200,000
555,000	KeyBank NA/Cleveland OH,
	7.413%, 5/6/15	605,495
700,000	Kimco Realty Corp., 4.820%, 6/1/14	718,511
600,000	Mellon Funding Corp.,
	5.000%, 12/1/14	626,739
1,050,000	Merrill Lynch & Co., Inc.,
	5.000%, 2/3/14	1,065,063
3,000,000	MetLife Institutional Funding II, 144a,
	0.641%, 1/6/15(A)	3,010,203
525,000	Metropolitan Life Insurance Co., 144a,
	7.700%, 11/1/15	585,322
250,000	Morgan Stanley, 4.750%, 4/1/14	254,301
5,000,000	Morgan Stanley, 6.750%, 10/15/13	5,010,675
1,780,000	Morgan Stanley MTN, 6.000%, 5/13/14	1,834,151
215,000	National Australia Bank Ltd., 144a,
	1.700%, 12/10/13	215,559
382,447	Prudential Covered Trust 2012-1, 144a,
	2.997%, 9/30/15	394,443
1,800,000	Regency Centers LP, 4.950%, 4/15/14	1,836,918
1,550,000	Simon Property Group LP,
	6.750%, 5/15/14	1,583,796
775,000	SunTrust Bank/Atlanta GA,
	0.574%, 4/1/15(A)	769,833
500,000	UBS AG/Stamford CT, 3.875%, 1/15/15	520,278
450,000	Ventas Realty LP / Ventas Capital
	Corp., 3.125%, 11/30/15	470,023
500,000	Vornado Realty LP, 4.250%, 4/1/15	519,075
330,000	Wachovia Corp., 5.250%, 8/1/14	342,654
237,048	WHC-IRS Trust, 6.980%, 5/15/15	247,715
		71,853,115

	Utilities — 6.4%
3,055,000	Duke Energy Carolinas LLC,
	5.750%, 11/15/13	3,073,865
2,630,000	Exelon Generation Co. LLC,
	5.350%, 1/15/14	2,665,116
5,500,000	Jemena Ltd., 144a, 5.300%, 9/25/15	5,841,550
283,309	Kiowa Power Partners LLC, 144a,
	4.811%, 12/30/13	284,350
298,000	Monongahela Power Co., Inc., 144a,
	7.950%, 12/15/13	302,159
550,000	NextEra Energy Capital Holdings, Inc.,
	2.550%, 11/15/13	551,217
500,000	NSTAR Electric Co., 4.875%, 4/15/14	511,709
1,100,000	OGE Energy Corp., 5.000%, 11/15/14	1,144,651
7,000,000	PG&E Corp., 5.750%, 4/1/14	7,169,120
2,655,000	PPL Energy Supply LLC,
	5.400%, 8/15/14	2,762,512
1,265,000	Sempra Energy, 2.000%, 3/15/14	1,272,991
500,000	Sempra Energy, 8.900%, 11/15/13	504,798
7,420,000	Southeast Supply Header LLC, 144a,
	4.850%, 8/15/14	7,658,338
1,500,000	Southern California Edison Co.,
	5.750%, 3/15/14	1,534,485
7,064,000	SPI Electricity & Gas Australia Holdings
	Pty Ltd., 144a, 6.150%, 11/15/13	7,107,761
2,879,000	Trans-Allegheny Interstate Line Co.,
	144a, 4.000%, 1/15/15	2,972,907
1,675,000	Westar Energy, Inc., 6.000%, 7/1/14	1,741,628
		47,099,157

	Consumer Discretionary — 3.8%
940,000	Comcast Corp., 5.300%, 1/15/14	953,174
6,525,000	Glencore Funding LLC, 144a,
	6.000%, 4/15/14	6,682,331
7,027,000	Reed Elsevier Capital, Inc.,
	7.750%, 1/15/14	7,162,024
2,444,000	Time Warner Cable, Inc.,
	7.500%, 4/1/14	2,523,464
8,566,000	Time Warner Cable, Inc.,
	8.250%, 2/14/14	8,792,930
2,052,000	Walt Disney Co. (The) MTN,
	4.500%, 12/15/13	2,069,069
		28,182,992

71

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Corporate Bonds — 28.6% (Continued)

	Materials — 2.2%
$5,000,000	Barrick Gold Corp., 1.750%, 5/30/14	$5,018,150
1,706,000	Barrick Gold Finance Co.,
	4.875%, 11/15/14	1,766,121
500,000	Bemis Co., Inc., 5.650%, 8/1/14	520,240
500,000	Potash Corp. of Saskatchewan, Inc.,
	5.250%, 5/15/14	513,677
2,250,000	Rio Tinto Finance USA Ltd.,
	8.950%, 5/1/14	2,358,425
1,000,000	RPM International, Inc.,
	6.250%, 12/15/13	1,009,365
2,225,000	Xstrata Canada Corp., 5.375%, 6/1/15	2,344,229
2,575,000	Xstrata Finance Canada Ltd., 144a,
	2.050%, 10/23/15	2,582,007
		16,112,214

	Energy — 2.0%
2,000,000	Encana Corp., 4.750%, 10/15/13	2,002,420
1,900,000	Enterprise Products Operating LLC,
	5.600%, 10/15/14	1,996,807
500,000	EOG Resources, Inc., 6.125%, 10/1/13	499,999
1,275,000	Kinder Morgan Energy Partners LP,
	5.000%, 12/15/13	1,286,042
294,306	Maritimes & Northeast Pipeline LLC,
	144a, 7.500%, 5/31/14	304,495
315,000	Noble Energy, Inc., 5.250%, 4/15/14	321,279
4,500,000	Petrohawk Energy Corp.,
	7.875%, 6/1/15	4,590,486
1,215,000	Spectra Energy Capital LLC,
	5.500%, 3/1/14	1,237,695
900,000	Spectra Energy Capital LLC,
	5.668%, 8/15/14	937,390
1,225,000	Total Capital Canada Ltd.,
	1.625%, 1/28/14	1,230,323
		14,406,936

	Industrials — 1.8%
227,000	Caterpillar, Inc., 7.000%, 12/15/13	229,979
1,800,000	CRH America, Inc., 4.125%, 1/15/16	1,892,183
9,250,000	CRH America, Inc., 5.300%, 10/15/13	9,263,986
418,500	CSX Transportation, Inc.,
	8.375%, 10/15/14	448,975
300,000	Equifax, Inc., 4.450%, 12/1/14	311,685
49,336	Federal Express Corp. 1995 Pass
	Through Trust, 7.110%, 1/2/14	50,323
151,034	GATX Corp. 2008-2 Pass Through Trust,
	9.000%, 11/15/13	152,492
450,000	Joy Global, Inc., 6.000%, 11/15/16	504,493
67,508	Petrodrill Five Ltd., 4.390%, 4/15/16	70,262
72,928	Petrodrill Four Ltd., 4.240%, 1/15/16	75,381
400,000	Ryder System, Inc. MTN,
	7.200%, 9/1/15	443,796
		13,443,555

	Telecommunication Services — 1.3%
101,050	BellSouth Telecommunications, Inc.,
	6.300%, 12/15/15	107,178
3,303,000	Cellco Partnership / Verizon Wireless
	Capital LLC, 5.550%, 2/1/14	3,354,520
5,365,000	Cellco Partnership / Verizon Wireless
	Capital LLC, 7.375%, 11/15/13	5,408,274
650,000	SBA Tower Trust, 144a,
	4.254%, 4/15/15	662,180
		9,532,152

	Health Care — 0.7%
5,301,000	CareFusion Corp., 5.125%, 8/1/14	5,490,410

	Consumer Staples — 0.5%
2,500,000	Andrew W Mellon Foundation,
	3.950%, 8/1/14	2,575,268
1,000,000	Anheuser-Busch InBev Worldwide,
	Inc., 0.814%, 1/27/14(A)	1,001,883
		3,577,151

	Information Technology — 0.1%
505,000	Amphenol Corp., 4.750%, 11/15/14	526,811
450,000	Hewlett-Packard Co., 3.000%, 9/15/16	464,476
		991,287
	Total Corporate Bonds	$210,688,969

	Asset-Backed Securities — 26.7%
630,000	Ally Auto Receivables Trust, Ser
	2010-5, Class B, 144a,
	2.450%, 6/15/16	640,468
5,188,714	AmeriCredit Automobile Receivables
	Trust, Ser 2010-1, Class C,
	5.190%, 8/17/15	5,274,546
5,398,098	AmeriCredit Automobile Receivables
	Trust, Ser 2010-2, Class C,
	4.520%, 10/8/15	5,456,948
690,163	AmeriCredit Automobile Receivables
	Trust, Ser 2010-3, Class B,
	2.040%, 9/8/15	692,344
3,555,858	AmeriCredit Automobile Receivables
	Trust, Ser 2011-3, Class A3,
	1.170%, 1/8/16	3,559,155
445,000	AmeriCredit Automobile Receivables
	Trust, Ser 2011-3, Class B,
	2.280%, 6/8/16	448,961
3,833,640	AmeriCredit Automobile Receivables
	Trust, Ser 2011-4, Class A3,
	1.170%, 5/9/16	3,841,434
28,899	AmeriCredit Automobile Receivables
	Trust, Ser 2011-5, Class A2,
	1.190%, 8/8/15	28,903
3,000,000	AmeriCredit Automobile Receivables
	Trust, Ser 2011-5, Class C,
	3.440%, 10/8/17	3,114,090

72

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Asset-Backed Securities — 26.7% (Continued)
$285,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-1, Class B,
	1.730%, 2/8/17	$288,254
220,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-2, Class B,
	1.780%, 3/8/17	222,567
700,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-3, Class A3,
	0.960%, 1/9/17	701,570
1,325,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-3, Class B,
	1.590%, 7/10/17	1,333,923
580,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-4, Class A3,
	0.670%, 6/8/17	579,102
3,164,019	Ascentium Equipment Receivables
	LLC, Ser 2012-1A, Class A, 144a,
	1.830%, 9/15/19	3,160,359
3,565,628	California Republic Auto Receivables
	Trust, Ser 2012-1, Class A, 144a,
	1.180%, 8/15/17	3,560,058
585,000	Capital Auto Receivables Asset Trust,
	Ser 2013-1, Class A3,
	0.790%, 6/20/17	583,188
225,000	CarMax Auto Owner Trust, Ser 2012-1,
	Class A3, 0.890%, 9/15/16	225,754
6,256,128	CarNow Auto Receivables Trust, Ser
	2013-1A, Class A, 144a,
	1.160%, 10/16/17	6,251,892
4,194,131	CFC 2013-1 LLC, Ser 2013-1A, Class A,
	144a, 1.650%, 7/17/17	4,183,561
800,000	Citibank Credit Card Issuance Trust,
	Ser 2003-A10, Class A10,
	4.750%, 12/10/15	806,861
538,362	Citigroup Mortgage Loan Trust, Inc.,
	Ser 2005-WF1, Class A3,
	5.000%, 11/25/34(A)	540,772
349,259	CNH Equipment Trust, Ser 2011-C,
	Class A3, 1.190%, 12/15/16	350,612
111,049	College & University Facility Loan
	Trust, Ser 2 Class D, 4.000%, 6/1/18	112,576
2,668,026	Countrywide Asset-Backed
	Certificates, Ser 2005-6, Class M1,
	0.669%, 12/25/35(A)	2,653,160
2,838,000	DT Auto Owner Trust, Ser 2011-1A,
	Class D, 144a, 4.890%, 1/17/17	2,870,260
54,671	DT Auto Owner Trust, Ser 2012-2A,
	Class A, 144a, 0.910%, 11/16/15	54,673
4,750,000	DT Auto Owner Trust, Ser 2013-2A,
	Class A, 144a, 0.810%, 9/15/16	4,750,052
592,292	Entergy Texas Restoration Funding
	LLC, Ser 2009-A, Class A1,
	2.120%, 2/1/16	598,965
7,117,077	Exeter Automobile Receivables Trust,
	Ser 2013-1A, Class A, 144a,
	1.290%, 10/16/17	7,103,497
3,750,000	Exeter Automobile Receivables Trust,
	Ser 2013-2A, Class A, 144a,
	1.490%, 11/15/17	3,751,282
4,250,000	First Investors Auto Owner Trust, Ser
	2011-1, Class D, 144a,
	4.490%, 10/17/16	4,314,447
950,000	First Investors Auto Owner Trust, Ser
	2011-1, Class E, 144a,
	7.170%, 2/15/18	974,023
421,611	Ford Credit Auto Lease Trust, Ser
	2012-A, Class A3, 0.850%, 1/15/15	422,224
1,050,000	Ford Credit Auto Owner Trust, Ser
	2010-B, Class B, 2.540%, 2/15/16	1,070,747
430,000	GE Capital Credit Card Master Note
	Trust, Ser 2012-1, Class A,
	1.030%, 1/15/18	431,293
91,719	GE Equipment Small Ticket LLC, Ser
	2011-1A, Class A3, 144a,
	1.450%, 1/21/18	91,802
275,000	GE Equipment Small Ticket LLC, Ser
	2011-2A, Class A3, 144a,
	1.370%, 6/22/15	275,416
265,000	GE Equipment Transportation LLC, Ser
	2011-1, Class A4, 1.330%, 5/20/19	265,362
525,000	Great America Leasing Receivables,
	Ser 2013-1, Class A3, 144a,
	0.780%, 6/15/16	524,756
134,064	Harley-Davidson Motorcycle Trust, Ser
	2010-1, Class A4, 1.530%, 9/15/15	134,294
188,337	Harley-Davidson Motorcycle Trust, Ser
	2011-1, Class A3, 0.960%, 5/16/16	188,627
430,000	Harley-Davidson Motorcycle Trust, Ser
	2011-1, Class A4, 1.310%, 3/15/17	433,136
865,787	Honda Auto Receivables Owner Trust,
	Ser 2011-3, Class A3,
	0.880%, 9/21/15	867,573
409,535	Hyundai Auto Receivables Trust, Ser
	2009-A, Class A4, 3.150%, 3/15/16	410,807
128,945	LAI Vehicle Lease Securitization Trust,
	Ser 2010-A, Class A, 144a,
	2.550%, 9/15/16	128,937
5,673,433	Madison Avenue Manufactured
	Housing Contract, Ser 2002-A, Class
	M2, 2.429%, 3/25/32(A)	5,670,682
6,550,385	Marriott Vacation Club Owner Trust,
	Ser 2009-2A, Class A, 144a,
	4.809%, 7/20/31	6,761,288
590,271	MMAF Equipment Finance LLC, Ser
	2009-AA, Class A4, 144a,
	3.510%, 1/15/30	604,415

73

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Asset-Backed Securities — 26.7% (Continued)
$269,395	MMAF Equipment Finance LLC, Ser
	2011-AA, Class A3, 144a,
	1.270%, 9/15/15	$269,818
952,559	Montana Higher Education Student
	Assistance Corp., Ser 2012-1, Class
	A1, 0.780%, 9/20/22(A)	955,512
9,430,000	Navistar Financial Dealer Note Master
	Owner Trust II, Ser 2011-1, Class A,
	144a, 1.329%, 10/25/16(A)	9,434,253
1,286,605	Navistar Financial Owner Trust, Ser
	2012-A, Class A2, 144a,
	0.850%, 3/18/15	1,286,821
425,000	Nissan Auto Lease Trust, Ser 2012-A,
	Class A3, 0.980%, 5/15/15	425,815
1,226,528	RAMP Trust, Ser 2003-RZ3, Class A6,
	3.900%, 3/25/33(B)	1,222,281
1,860,574	Santander Consumer Acquired
	Receivables Trust, Ser 2011-S1A,
	Class B, 144a, 1.660%, 8/15/16	1,865,955
1,486,273	Santander Consumer Acquired
	Receivables Trust, Ser 2011-WO,
	Class B, 144a, 2.320%, 4/15/15	1,489,200
134,900	Santander Drive Auto Receivables
	Trust, Ser 2010-1, Class A3,
	1.840%, 11/17/14	135,315
658,359	Santander Drive Auto Receivables
	Trust, Ser 2010-2, Class B,
	2.240%, 12/15/14	659,167
3,875,000	Santander Drive Auto Receivables
	Trust, Ser 2010-2, Class C,
	3.890%, 7/17/17	3,955,340
544,681	Santander Drive Auto Receivables
	Trust, Ser 2010-3, Class B,
	2.050%, 5/15/15	545,223
4,700,000	Santander Drive Auto Receivables
	Trust, Ser 2010-3, Class C,
	3.060%, 11/15/17	4,794,728
2,923,394	Santander Drive Auto Receivables
	Trust, Ser 2010-A, Class A3, 144a,
	1.830%, 11/17/14	2,928,759
3,710,870	Santander Drive Auto Receivables
	Trust, Ser 2010-B, Class C, 144a,
	3.020%, 10/17/16	3,747,738
2,755,000	Santander Drive Auto Receivables
	Trust, Ser 2011-1, Class C,
	3.110%, 5/16/16	2,808,072
25,626	Santander Drive Auto Receivables
	Trust, Ser 2011-2, Class A3,
	1.290%, 2/16/15	25,633
315,000	Santander Drive Auto Receivables
	Trust, Ser 2011-2, Class B,
	2.660%, 1/15/16	316,829
2,530,000	Santander Drive Auto Receivables
	Trust, Ser 2011-3, Class C,
	3.090%, 5/15/17	2,565,789
1,704,059	Santander Drive Auto Receivables
	Trust, Ser 2011-S1A, Class B, 144a,
	1.480%, 5/15/17	1,708,313
720,000	Santander Drive Auto Receivables
	Trust, Ser 2012-1, Class A3,
	1.490%, 10/15/15	722,213
635,000	Santander Drive Auto Receivables
	Trust, Ser 2012-2, Class A3,
	1.220%, 12/15/15	636,463
390,000	Santander Drive Auto Receivables
	Trust, Ser 2012-2, Class B,
	2.090%, 8/15/16	393,765
750,000	Santander Drive Auto Receivables
	Trust, Ser 2012-3, Class A3,
	1.080%, 4/15/16	751,405
1,446,568	Sierra Timeshare Receivables Funding
	Co. LLC, Ser 2011-1A, Class A, 144a,
	3.350%, 4/20/26	1,471,855
4,342,927	Sierra Timeshare Receivables Funding
	Co. LLC, Ser 2011-2A, Class A, 144a,
	3.260%, 5/20/28	4,430,707
2,519,751	Sierra Timeshare Receivables Funding
	Co. LLC, Ser 2012-1A, Class A, 144a,
	2.840%, 11/20/28	2,533,919
4,819,017	Sierra Timeshare Receivables Funding
	LLC, Ser 2007-2A, Class A2, 144a,
	1.180%, 9/20/19(A)	4,818,352
658,202	Sierra Timeshare Receivables Funding
	LLC, Ser 2010-1A, Class A1, 144a,
	4.480%, 7/20/26	664,456
473,196	Sierra Timeshare Receivables Funding
	LLC, Ser 2012-3A, Class A, 144a,
	1.870%, 8/20/29	473,318
4,726,839	Sierra Timeshare Receivables Funding
	LLC, Ser 2013-1A, Class A, 144a,
	1.590%, 11/20/29	4,713,249
780,059	SNAAC Auto Receivables Trust, Ser
	2012-1A, Class A, 144a,
	1.780%, 6/15/16	782,171
2,150,000	SNAAC Auto Receivables Trust, Ser
	2012-1A, Class B, 144a,
	3.110%, 6/15/17	2,168,759
2,215,772	Tidewater Auto Receivables Trust, Ser
	2012-AA, Class A2, 144a,
	1.210%, 8/15/15	2,215,386
885,107	United Auto Credit Securitization
	Trust, Ser 2012-1, Class A2, 144a,
	1.100%, 3/16/15	885,007
5,700,000	United Auto Credit Securitization
	Trust, Ser 2013-1, Class A2, 144a,
	0.950%, 9/15/15	5,695,144

74

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Asset-Backed Securities — 26.7% (Continued)
$233,880	Vanderbilt Mortgage Finance, Ser
	2001-C, Class A4, 5.960%, 1/7/27	$237,558
74,439	Volkswagen Auto Lease Trust, Ser
	2011-A, Class A3, 1.200%, 10/20/14	74,535
1,675,000	Volkswagen Auto Lease Trust, Ser
	2012-A, Class A3, 0.870%, 7/20/15	1,679,633
967,961	Volkswagen Auto Loan Enhanced
	Trust, Ser 2012-1, Class A3,
	0.850%, 8/22/16	971,299
350,000	Volvo Financial Equipment LLC, Ser
	2012-1A, Class A4, 144a,
	1.090%, 8/15/17	350,956
3,939,827	Westgate Resorts LLC, Ser 2012-2A,
	Class A, 144a, 3.000%, 1/20/25	3,948,448
3,429,525	Westgate Resorts LLC, Ser 2012-3A,
	Class A, 144a, 2.500%, 3/20/25	3,420,951
5,159,223	Westgate Resorts LLC, Ser 2013-1A,
	Class A, 144a, 2.250%, 8/20/25	5,128,593
8,226,938	Westlake Automobile Receivables
	Trust, Ser 2012-1A, Class A2, 144a,
	1.030%, 3/15/16	8,233,931
6,750,000	Westlake Automobile Receivables
	Trust, Ser 2013-1A, Class A2, 144a,
	1.120%, 1/15/18	6,751,424
	Total Asset-Backed Securities	$196,603,674

	Commercial Mortgage-Backed Securities — 16.7%
5,716,942	Banc of America Commercial
	Mortgage Trust, Ser 2007-1, Class
	A3, 5.449%, 1/15/49	5,742,376
2,157,655	Banc of America Commercial
	Mortgage Trust, Ser 2007-2, Class
	A2, 5.634%, 4/10/49(A)	2,183,035
75,048	Banc of America Commercial
	Mortgage Trust, Ser 2007-5, Class
	A2, 5.434%, 2/10/51	74,960
3,133,000	Banc of America Merrill Lynch
	Commercial Mortgage Securities
	Trust, Ser 2012-CLRN, Class B, 144a,
	1.782%, 8/15/29(A)	3,137,900
2,367,000	Banc of America Merrill Lynch
	Commercial Mortgage Securities
	Trust, Ser 2012-CLRN, Class C, 144a,
	2.282%, 8/15/29(A)	2,372,357
7,099,957	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-2, Class F, 144a,
	4.992%, 11/10/38(A)	7,312,033
759,808	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-4, Class A6, 4.877%, 7/10/42(A)	772,411
95,343	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-6, Class A3, 4.512%, 12/10/42	95,637
160,233	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-1, Class A4,
	5.344%, 11/10/42(A)	163,755
162,521	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-3, Class ASB, 4.589%, 7/10/43	164,382
1,244,423	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-4, Class ASB, 4.867%, 7/10/45	1,270,475
40,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-4, Class A4, 5.634%, 7/10/46	43,860
3,800,621	Bear Stearns Commercial Mortgage
	Securities, Ser 1999-C1, Class F,
	144a, 5.640%, 2/14/31††	3,812,916
817,499	Bear Stearns Commercial Mortgage
	Securities, Ser 2000-WF2, Class E,
	8.050%, 10/15/32(A)††	832,621
996,267	Bear Stearns Commercial Mortgage
	Securities, Ser 2004-T14, Class A4,
	5.200%, 1/12/41(A)††	1,004,977
411,477	Bear Stearns Commercial Mortgage
	Securities, Ser 2005-PWR8, Class A4,
	4.674%, 6/11/41††	430,808
1,688,737	Bear Stearns Commercial Mortgage
	Securities Trust, Ser 2007-T28, Class
	AAB, 5.746%, 9/11/42††	1,768,946
218,876	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2006-CD3,
	Class A4, 5.658%, 10/15/48	221,746
3,650,000	COMM 2004-LNB3 Mortgage Trust,
	Ser 2004-LB3A, Class B,
	5.519%, 7/10/37(A)	3,737,578
1,722,447	COMM 2006-FL12 Mortgage Trust, Ser
	2006-FL12, Class AJ, 144a,
	0.312%, 12/15/20(A)	1,702,855
5,921,134	COMM 2007-FL14 Mortgage Trust, Ser
	2007-FL14, Class AJ, 144a,
	0.362%, 6/15/22(A)	5,836,485
218,501	Commercial Mortgage Pass Through
	Certificates, Ser 2004-LB2A, Class
	A4, 4.715%, 3/10/39	219,198
3,811,047	Commercial Mortgage Pass Through
	Certificates, Ser 2012-FL2, Class A,
	144a, 2.308%, 9/17/29(A)	3,856,448
288,591	Commercial Mortgage Pass-Through
	Certificates, Ser 2007-C5, Class A2,
	5.589%, 9/15/40	287,969
4,000,000	Commercial Mortgage Trust, Ser
	2004-GG1, Class B,
	5.426%, 6/10/36(A)	4,073,756

75

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 16.7%
	(Continued)
$5,000,000	Commercial Mortgage Trust, Ser
	2004-GG1, Class C,
	5.466%, 6/10/36(A)	$5,086,610
129,166	Commercial Mortgage Trust, Ser
	2007-C2, Class A2,
	5.448%, 1/15/49(A)	128,958
665,000	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2005-C2, Class
	A4, 4.832%, 4/15/37	693,783
4,188,044	DBRR Trust, Ser 2012-EZ1, Class A,
	144a, 0.946%, 9/25/45	4,186,130
2,052,269	DBUBS Mortgage Trust, Ser
	2011-LC2A, Class A1FL, 144a,
	1.532%, 7/12/44(A)	2,083,172
438,736	DBUBS Mortgage Trust, Ser
	2011-LC3A, Class A1,
	2.238%, 8/10/44	443,122
90,002	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-C1, Class A, 144a,
	2.980%, 12/6/20	92,992
5,666,875	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	5,817,404
3,140,000	GE Capital Commercial Mortgage
	Corp., Ser 2005-C2, Class C,
	5.133%, 5/10/43(A)	3,283,975
148,263	GMAC Commercial Mortgage
	Securities, Inc., Ser 2004-C3, Class
	A4, 4.547%, 12/10/41	148,630
633,854	Greenwich Capital Commercial
	Mortgage Trust, Ser 2004-GG1,
	Class A7, 5.317%, 6/10/36(A)	639,870
5,885,075	GS Mortgage Securities Corp. II Trust,
	Ser 2007-EOP, Class A3, 144a,
	1.456%, 3/6/20(A)	5,893,061
874,205	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-CB12, Class A3A2,
	4.928%, 9/12/37	875,438
5,745,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP1, Class A4,
	5.038%, 3/15/46(A)	5,972,410
150,798	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP2, Class A3A,
	4.678%, 7/15/42	151,425
3,396	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP3, Class A3,
	4.959%, 8/15/42	3,393
2,249,391	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2007-CB19, Class A3,
	5.895%, 2/12/49(A)	2,279,850
1,302,950	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2011-C3, Class A1, 144a,
	1.875%, 2/15/46	1,310,812
38,719	LB Commercial Mortgage Trust, Ser
	2007-C3, Class A2,
	5.840%, 7/15/44(A)††	38,669
249,097	LB-UBS Commercial Mortgage Trust,
	Ser 2004-C2, Class A4,
	4.367%, 3/15/36††	250,772
180,554	LB-UBS Commercial Mortgage Trust,
	Ser 2005-C7, Class AAB,
	5.170%, 11/15/30††	182,375
5,186,092	Merrill Lynch Floating Trust, Ser
	2008-LAQA, Class A1, 144a,
	0.702%, 7/9/21(A)	5,176,186
4,500,000	Merrill Lynch Floating Trust, Ser
	2008-LAQA, Class A2, 144a,
	0.720%, 7/9/21(A)	4,432,280
224,443	Merrill Lynch Mortgage Investors
	Trust, Ser 1998-C1, Class A3,
	6.720%, 11/15/26(A)	239,389
7,115,000	Merrill Lynch Mortgage Trust, Ser
	2003-KEY1, Class C,
	5.373%, 11/12/35(A)	7,132,282
2,975,987	Merrill Lynch/Countrywide
	Commercial Mortgage Trust, Ser
	2007-5, Class A3, 5.364%, 8/12/48	2,999,238
1,989,650	Merrill Lynch/Countrywide
	Commercial Mortgage Trust, Ser
	2007-5, Class ASB, 5.362%, 8/12/48	2,063,935
765,412	Morgan Stanley Capital I Trust, Ser
	2004-IQ7, Class A4,
	5.520%, 6/15/38(A)	778,578
3,800,000	Morgan Stanley Capital I Trust, Ser
	2004-IQ8, Class C,
	5.300%, 6/15/40(A)	3,899,283
2,258,988	TIAA CMBS I Trust, Ser 2001-C1A, Class
	H, 144a, 5.770%, 6/19/33	2,282,888
241,812	Wachovia Bank Commercial Mortgage
	Trust, Ser 2003-C7, Class A2, 144a,
	5.077%, 10/15/35(A)	241,732
573,737	Wachovia Bank Commercial Mortgage
	Trust, Ser 2003-C9, Class A4,
	5.012%, 12/15/35(A)	574,623
419,230	Wachovia Bank Commercial Mortgage
	Trust, Ser 2005-C17, Class APB,
	5.037%, 3/15/42	420,416
450,000	Wachovia Bank Commercial Mortgage
	Trust, Ser 2005-C20, Class A7,
	5.118%, 7/15/42(A)	476,662

76

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 16.7%
	(Continued)
$125,883	Wachovia Bank Commercial Mortgage
	Trust, Ser 2005-C20, Class APB,
	5.090%, 7/15/42(A)	$126,164
1,681,834	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C30, Class A3,
	5.246%, 12/15/43	1,687,537
	Total Commercial Mortgage-Backed Securities	$123,213,528

	U.S. Government Mortgage-Backed Obligations — 10.0%
476,817	FHLMC, Pool #1B1580,
	2.799%, 3/1/34(A)	507,893
243,544	FHLMC, Pool #1B2629,
	2.750%, 11/1/34(A)	258,198
1,050,757	FHLMC, Pool #1B7189,
	3.310%, 3/1/36(A)	1,117,701
317,791	FHLMC, Pool #1G1471,
	2.570%, 1/1/37(A)	338,850
1,313,778	FHLMC, Pool #1H1354,
	4.725%, 11/1/36(A)	1,394,894
197,212	FHLMC, Pool #1H2524,
	2.392%, 8/1/35(A)	209,908
693,635	FHLMC, Pool #1J1813,
	2.630%, 8/1/37(A)	739,841
654,382	FHLMC, Pool #1K1238,
	2.375%, 7/1/36(A)	693,261
384,892	FHLMC, Pool #1L0087,
	2.375%, 6/1/35(A)	408,677
613,680	FHLMC, Pool #1L0147,
	2.415%, 7/1/35(A)	650,401
480,245	FHLMC, Pool #1L1288,
	2.379%, 5/1/36(A)	509,527
455,244	FHLMC, Pool #1Q0080,
	2.482%, 1/1/36(A)	484,375
918,880	FHLMC, Pool #1Q0119,
	2.573%, 9/1/36(A)	976,097
1,771,447	FHLMC, Pool #1Q0187,
	2.676%, 12/1/36(A)	1,886,166
913,634	FHLMC, Pool #1Q0339,
	2.832%, 4/1/37(A)	977,180
347,122	FHLMC, Pool #1Q0669,
	2.588%, 11/1/37(A)	367,550
1,237,116	FHLMC, Pool #1Q1303,
	3.180%, 11/1/36(A)	1,324,615
1,505,559	FHLMC, Pool #781515,
	2.375%, 4/1/34(A)	1,581,187
579,573	FHLMC, Pool #782760,
	3.968%, 11/1/36(A)	621,562
477,265	FHLMC, Pool #847795,
	2.427%, 4/1/35(A)	507,463
329,401	FHLMC, Pool #848088,
	2.412%, 4/1/35(A)	351,629
1,384,990	FHLMC, Pool #848539,
	5.051%, 4/1/37(A)	1,494,438
2,560,362	FHLMC, Pool #848583,
	2.437%, 1/1/36(A)	2,715,089
37,310	FHLMC, Pool #A92646, 5.500%, 6/1/40	41,118
40,634	FHLMC, Pool #C03505, 5.500%, 6/1/40	44,089
77,877	FHLMC, Pool #C66916, 7.000%, 5/1/32	88,932
28,400	FHLMC, Pool #D94598, 6.500%, 4/1/21	31,443
146,365	FHLMC, Pool #G01840, 5.000%, 7/1/35	158,581
30,625	FHLMC, Pool #G11072,
	7.500%, 12/1/15	31,794
2,394,364	FHLMC, Pool #G11769,
	5.000%, 10/1/20	2,542,503
1,520,426	FHLMC, Pool #G11773,
	5.000%, 10/1/20	1,614,162
38,499	FHLMC, Pool #G30085,
	7.500%, 10/1/17	41,242
741,647	FHLMC, Pool #J10895,
	4.000%, 10/1/19	784,849
446,956	FNMA, Pool #254868, 5.000%, 9/1/33	486,219
224,853	FNMA, Pool #256272, 5.500%, 6/1/26	246,230
376,115	FNMA, Pool #256852, 6.000%, 8/1/27	412,783
3	FNMA, Pool #323441, 7.000%, 12/1/13	3
66,874	FNMA, Pool #323832, 7.500%, 7/1/29	78,675
4,926	FNMA, Pool #334593, 7.000%, 5/1/24	5,668
9,181	FNMA, Pool #519992, 7.000%, 10/1/14	9,337
3,787	FNMA, Pool #534851, 7.500%, 4/1/15	3,831
9,193	FNMA, Pool #535219, 7.500%, 3/1/15	9,425
10,196	FNMA, Pool #546474, 7.000%, 1/1/15	10,242
392,039	FNMA, Pool #555380,
	2.494%, 4/1/33(A)	414,770
49,781	FNMA, Pool #555646, 7.500%, 9/1/16	51,561
135,461	FNMA, Pool #665773, 7.500%, 6/1/31	153,330
396,790	FNMA, Pool #679742,
	2.728%, 1/1/40(A)	424,973
144,502	FNMA, Pool #681842,
	2.357%, 2/1/33(A)	153,238
447,736	FNMA, Pool #681898,
	2.261%, 4/1/33(A)	475,481
409,592	FNMA, Pool #725245,
	2.313%, 2/1/34(A)	433,861
501,335	FNMA, Pool #725424, 5.500%, 4/1/34	547,761
2,286,953	FNMA, Pool #725490,
	2.426%, 4/1/34(A)	2,412,509
1,057,201	FNMA, Pool #735439, 6.000%, 9/1/19	1,131,396
266,159	FNMA, Pool #735539,
	2.367%, 4/1/35(A)	281,711
183,175	FNMA, Pool #743207,
	2.530%, 10/1/33(A)	193,225
147,668	FNMA, Pool #745467,
	2.814%, 4/1/36(A)	157,563
287,905	FNMA, Pool #745790,
	2.252%, 8/1/36(A)	305,710
1,725,311	FNMA, Pool #761411, 4.500%, 5/1/19	1,833,386
260,609	FNMA, Pool #784365,
	2.051%, 5/1/34(A)	276,358

77

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 10.0% (Continued)
$567,419	FNMA, Pool #791978,
	1.911%, 9/1/34(A)	$591,603
208,125	FNMA, Pool #804001,
	2.369%, 10/1/34(A)	220,272
394,481	FNMA, Pool #806765,
	2.051%, 11/1/34(A)	417,646
148,455	FNMA, Pool #809897,
	2.460%, 3/1/35(A)	157,944
766,280	FNMA, Pool #810896,
	1.983%, 1/1/35(A)	812,910
380,093	FNMA, Pool #813170,
	2.487%, 1/1/35(A)	403,308
606,331	FNMA, Pool #813714,
	2.106%, 1/1/35(A)	639,210
3,219,118	FNMA, Pool #813844,
	1.936%, 1/1/35(A)	3,419,650
445,287	FNMA, Pool #820364,
	1.883%, 4/1/35(A)	468,363
2,088,798	FNMA, Pool #825395,
	2.347%, 7/1/35(A)	2,219,092
1,357,925	FNMA, Pool #827787,
	2.048%, 5/1/35(A)	1,439,054
183,878	FNMA, Pool #828480,
	2.482%, 6/1/35(A)	195,696
507,965	FNMA, Pool #839239,
	2.517%, 9/1/35(A)	534,234
233,401	FNMA, Pool #888179,
	2.698%, 2/1/37(A)	249,047
135,901	FNMA, Pool #888548,
	2.381%, 5/1/35(A)	144,263
351,163	FNMA, Pool #889060, 6.000%, 1/1/38	384,445
323,542	FNMA, Pool #889061, 6.000%, 1/1/38	358,098
20,049	FNMA, Pool #889382, 5.500%, 4/1/38	22,128
907,239	FNMA, Pool #922674,
	2.775%, 4/1/36(A)	963,322
1,177,989	FNMA, Pool #931676, 5.500%, 1/1/19	1,244,521
257,639	FNMA, Pool #950385,
	1.326%, 8/1/37(A)	274,139
252,674	FNMA, Pool #960376, 5.500%, 12/1/37	274,903
344,844	FNMA, Pool #995284, 5.500%, 3/1/20	363,146
1,855,263	FNMA, Pool #AA1150, 4.000%, 4/1/23	1,968,806
415,119	FNMA, Pool #AB1827, 3.500%, 11/1/20	440,479
906,775	FNMA, Pool #AB1981, 3.500%, 12/1/20	964,423
20,949	FNMA, Pool #AD0941, 5.500%, 4/1/40	23,643
219,166	FNMA, Pool #AE0363, 5.000%, 7/1/37	237,934
1,475,541	FNMA, Pool #AE0727, 4.000%, 10/1/20	1,566,157
331,705	FNMA, Pool #AE5441, 5.000%, 10/1/40	361,954
754,905	FNMA, Pool #AI3780, 3.500%, 8/1/20	800,981
445,740	FNMA, Pool #AI6588, 4.000%, 7/1/26	472,987
421,418	FNMA, Pool #AI8506, 4.000%, 8/1/26	447,456
427,931	FNMA, Pool #AL0211, 5.000%, 4/1/41	467,984
108,354	FNMA, Pool #AL0302, 5.000%, 4/1/24	116,165
2,242,508	FNMA, Pool #AL0478,
	2.741%, 4/1/36(A)	2,377,325
808,511	FNMA, Pool #AL0543, 5.000%, 7/1/41	883,195
426,951	FNMA, Pool #AL1105, 4.500%, 12/1/40	456,849
336,861	FNMA, Pool #AL2591, 5.500%, 5/1/38	356,056
997,091	FNMA, Pool #MA0174, 4.000%, 9/1/19	1,057,589
578,873	FNMA, Pool #MA0464, 3.500%, 6/1/20	614,169
686,796	FNMA, Pool #MA0629, 3.500%, 1/1/21	730,886
559,756	FNMA, Pool #MA0641, 4.000%, 2/1/31	597,107
538,373	FNMA, Pool #MA0667, 4.000%, 3/1/31	574,151
2,989,596	FNMA, Pool #MA0740, 3.500%, 5/1/21	3,178,114
93	GNMA, Pool #2707, 5.500%, 1/20/14	93
380	GNMA, Pool #2802, 5.500%, 7/20/14	383
3,565	GNMA, Pool #2843, 5.500%, 11/20/14	3,589
31,384	GNMA, Pool #344233, 8.000%, 2/15/23	35,554
84,190	GNMA, Pool #345123,
	8.000%, 12/15/23	95,905
12,420	GNMA, Pool #569337, 6.500%, 4/15/22	13,927
31,327	GNMA, Pool #578189, 6.000%, 2/15/32	34,593
34,849	GNMA, Pool #780322,
	8.000%, 11/15/22	37,792
8,673	GNMA, Pool #780327,
	8.000%, 11/15/17	9,421
904,999	GNMA, Pool #80826,
	1.625%, 2/20/34(A)	943,921
575,621	GNMA, Pool #80889,
	1.625%, 4/20/34(A)	599,767
823,818	GNMA, Pool #81016,
	1.750%, 8/20/34(A)	856,474
25,810	GNMA, Pool #814, 8.000%, 8/20/17	27,634
6,413	GNMA, Pool #8426,
	3.000%, 11/20/18(A)	6,656
160,390	GNMA, Pool #894160,
	2.052%, 6/20/61(A)	167,327
	Total U.S. Government Mortgage-Backed Obligations	$73,328,901

	Municipal Bonds — 5.1%

	California—0.1%
625,000	Orange County California Pension
	Oblg, Txbl Ser A, 0.760%, 6/30/14	627,312
180,000	Southern California Public Power
	Authority, Rev, 3.326%, 7/1/14	182,447
		809,759

	Connecticut—0.1%
425,000	State of Connecticut, Ser A, UTGO,
	0.990%, 5/15/18(A)	426,483

	Florida—0.2%
1,700,000	Citizens Property Insurance Corp., Pers
	&Coml Lines, 1.320%, 6/1/15(A)	1,717,238

	Indiana—1.1%
8,000,000	IN St Fin Auth Econ Dev Rev, AMT
	Republic Svcs Inc, Proj A, 0.850%,
	5/1/34(A)	8,000,240

78

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Municipal Bonds — 5.1% (Continued)

	Louisiana—0.1%
$74,686	LA St Local Govt Envrnm Facs &
	Cmnty Dev Auth, Tranche A-1,
	1.110%, 2/1/16	$74,719
518,454	LA St Local Govt Envrnm Facs &
	Cmnty Dev Auth, Tranches A-1, A-2,
	1.520%, 2/1/18	522,166
		596,885

	Massachusetts— 0.1%
1,000,000	MA St Dev Fin Agy R, Waste
	Management Inc Pj Ser B, 2.125%,
	12/1/29(A)	1,005,369

	New Jersey— 0.6%
2,100,000	NJ St Econ Dev Auth Rev, Sch Facs
	Constr, Ser E, 1.770%, 2/1/16(A)	2,135,091
2,000,000	NJ St Econ Dev Auth Rev, Sch Facs
	Constr, Ser OO, 0.857%, 3/1/15	1,995,720
		4,130,811

	New Mexico— 0.1%
445,000	NM St Edl Assistan, Libor Fltg Ser A 2,
	0.911%, 12/1/28(A)	445,307

	New York— 0.6%
4,500,000	Brookhaven NY Indl Dev Agy, Variable
	Intercounty Asso, (LOC: Capital One
	NA), 0.500%, 1/1/25(A)	4,500,000

	Ohio— 0.2%
500,000	American Muni Pwr-Ohio, Inc. OH,
	Hydroelec Pjs Ser A, 3.944%,
	2/15/15	516,875
1,240,000	Medina Co OH IDR, Mack Inds Proj,
	(LOC: JP Morgan Chase Bank NA),
	0.220%, 7/1/16(A)	1,240,000
		1,756,875

	Pennsylvania— 0.7%
3,000,000	PA St Econ Dev Fing, Rep Svcs Inc, Ser
	A, 1.100%, 4/1/19(A)	3,000,000
2,500,000	PA St Econ Dev Fing, Waste Mgmt Proj,
	1.750%, 12/1/33(A)	2,504,200
		5,504,200

	Texas— 1.2%
5,500,000	Mission TX Econ Dev Corp., Waste
	Mgmt Inc Proj, 1.500%, 8/1/20(A)	5,531,680
625,000	TX St, AMT College Student Ln B,
	UTGO, 5.000%, 8/1/14	648,944
1,000,000	TX St Muni Gas Acquisition, 5.000%,
	12/15/14	1,039,620
1,500,000	TX St Muni Gas Acquisition, 5.000%,
	12/15/15	1,592,670
		8,812,914
	Total Municipal Bonds	$37,706,081

	Agency Collateralized Mortgage Obligations — 2.6%
60,334,840	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K502 Class
	X1A, 1.854%, 4/25/17(A)	2,898,184
126,231	FHLMC REMIC, Ser 2510 Class TA,
	4.000%, 6/15/32	133,162
964,614	FHLMC REMIC, Ser 2770 Class FH,
	0.582%, 3/15/34(A)	966,294
519,225	FHLMC REMIC, Ser 2778 Class BR,
	5.000%, 6/15/33	534,003
70,153	FHLMC REMIC, Ser 2904 Class CA,
	5.000%, 4/15/19	70,732
75,578	FHLMC REMIC, Ser 2977 Class NY,
	5.500%, 5/15/33	76,123
154,743	FHLMC REMIC, Ser 3010 Class WA,
	4.500%, 3/15/19	155,387
27,376	FHLMC REMIC, Ser 3104 Class BA,
	5.500%, 6/15/24	27,459
598,921	FHLMC REMIC, Ser 3414 Class MB,
	4.250%, 12/15/19	628,230
92,078	FNMA, 5.000%, 5/1/35	99,947
2,452,374	FNMA REMIC, Ser 2003-106, Class WE,
	4.500%, 11/25/22	2,497,993
619,767	FNMA REMIC, Ser 2003-119, Class PU,
	4.000%, 11/25/33	645,002
80,807	FNMA REMIC, Ser 2003-19, Class ME,
	4.000%, 1/25/33	83,058
196,191	FNMA REMIC, Ser 2003-33, Class AM,
	4.250%, 5/25/33	212,137
187,247	FNMA REMIC, Ser 2003-42, Class CA,
	4.000%, 5/25/33	196,005
36,233	FNMA REMIC, Ser 2003-66, Class AP,
	3.500%, 11/25/32	37,342
866,135	FNMA REMIC, Ser 2003-81, Class FE,
	0.679%, 9/25/33(A)	871,759
631,264	FNMA REMIC, Ser 2008-35, Class IO,
	4.500%, 4/25/23	40,203
1,252,684	FNMA REMIC, Ser 2009-80, Class EJ,
	4.500%, 3/25/27	1,282,949
512,771	FNMA REMIC, Ser 2010-13, Class WD,
	4.250%, 3/25/25	540,875
396,627	FNMA REMIC, Ser 2010-54, Class NA,
	4.500%, 10/25/39	411,349
591,967	FNMA REMIC, Ser 2011-52, Class AH,
	2.750%, 10/25/18	603,950
800,845	FNMA REMIC, Ser 2012-102, Class NA,
	1.500%, 9/25/27	777,168
142,031	FNMA REMIC Trust, Ser 2001-W4, Class
	AF5, 6.114%, 2/25/32(B)	160,196
292,487	GNMA, Ser 2002-72, Class AB,
	4.500%, 10/20/32	320,094
5,837	GNMA, Ser 2004-12, Class BA,
	4.807%, 8/16/32	5,836
40,717	GNMA, Ser 2010-18, Class A,
	3.100%, 12/16/50	40,784

79

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value
	Agency Collateralized Mortgage Obligations — 2.6% (Continued)
$383,228	GNMA, Ser 2011-161, Class A,
	1.738%, 1/16/34	$384,504
316,148	GNMA, Ser 2011-57, Class BA,
	3.000%, 5/20/40	323,675
703,344	GNMA, Ser 2011-78, Class AB,
	2.450%, 2/16/39	713,739
15,556,430	GNMA, Ser 2011-78, Class IX,
	1.215%, 8/16/46(A)	1,038,236
339,283	GNMA, Ser 2012-27, Class A,
	1.614%, 7/16/39	337,550
35,518,880	GNMA, Ser 2013-121, Class KX,
	0.974%, 10/16/44(A)	1,850,818
	Total Agency Collateralized Mortgage Obligations	$18,964,743

	Non-Agency Collateralized Mortgage Obligations — 2.1%
154,645	American Home Mortgage
	Investment Trust, Ser 2005-2, Class
	5A3, 5.077%, 9/25/35(B)	154,494
804,731	Bear Stearns ARM Trust, Ser 2004-1,
	Class 13A3, 2.868%, 4/25/34(A)††	798,858
475,401	Bear Stearns Asset Backed Securities
	Trust, Ser 2003-AC7, Class A2,
	5.750%, 1/25/34(B)††	495,486
229,411	Community Program Loan Trust, Ser
	1987-A, Class A5, 4.500%, 4/1/29	231,628
900,000	FDIC Structured Sale Guaranteed
	Notes, 144a, 0.304%, 10/25/13#	899,898
213,729	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-S3, Class A, 144a,
	2.740%, 12/3/20	219,408
365,436	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	2.519%, 6/25/36(A)	317,737
36,553	Merrill Lynch Mortgage Investors
	Trust, Ser 2003-A1, Class 2A,
	2.298%, 12/25/32(A)	37,277
609,623	Merrill Lynch Mortgage Investors
	Trust, Ser 2004-1, Class 1A,
	2.240%, 12/25/34(A)	620,945
636,315	PHH Mortgage Capital LLC, Ser
	2008-CIM2, Class 5A1,
	6.000%, 7/25/38	659,573
744,639	Provident Funding Mortgage Loan
	Trust, Ser 2005-2, Class 2A1A,
	2.654%, 10/25/35(A)	754,535
364,815	RALI Trust, Ser 2003-QS10, Class A7,
	5.500%, 5/25/33	381,975
1,373,252	RFMSI Trust, Ser 2007-SA1, Class 1A1,
	3.162%, 2/25/37(A)	1,104,018
453,520	Sequoia Mortgage Trust, Ser 2013-1,
	Class 2A1, 1.855%, 2/25/43(A)	396,207
458,474	Sequoia Mortgage Trust, Ser 2013-2,
	Class A1, 1.874%, 2/25/43(A)	400,095
3,305,799	Springleaf Mortgage Loan Trust, Ser
	2012-2A, Class A, 144a,
	2.220%, 10/25/57(A)	3,349,059
3,116,292	Springleaf Mortgage Loan Trust, Ser
	2012-3A, Class A, 144a,
	1.570%, 12/25/59(A)	3,086,114
353,801	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 2.490%, 6/25/33(A)	355,402
1,044,708	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-M, Class
	A1, 4.561%, 12/25/33(A)	1,056,929
	Total Non-Agency Collateralized Mortgage Obligations	$15,319,638

	Commercial Paper — 3.8%
8,900,000	Alliant Energy Corp.	8,899,950
10,000,000	Plains All American Pipeline, L.P.	9,999,944
9,000,000	Spectra Energy Partners, LP	8,998,038
	Total Commercial Paper	$27,897,932

	U.S. Government Agency Obligations — 1.1%
471,000	Government Trust Certificate,
	0.267%, 11/15/13#	470,451
955,000	Government Trust Certificate,
	0.431%, 5/15/15#	937,075
583,000	Government Trust Certificate,
	0.665%, 10/1/16#	559,366
2,450,000	Overseas Private Investment Corp.,
	0.130%, 10/7/13(A)	2,450,000
1,010,000	Overseas Private Investment Corp.,
	0.631%, 4/30/15#	1,016,646
2,000,000	Overseas Private Investment Corp.,
	1.569%, 11/18/13#	2,036,960
82,992	Small Business Administration
	Participation Certificates, Ser
	2002-20A, Class 1, 6.140%, 1/1/22	91,059
117,072	Small Business Administration
	Participation Certificates, Ser
	2003-20E, Class 1, 4.640%, 5/1/23	126,483
71,029	Small Business Administration Pools,
	507442, 3.625%, 5/25/16(A)	71,881
317,360	Small Business Administration Pools,
	507682, 0.650%, 1/25/26(A)	317,177
246,102	Small Business Administration Pools,
	508374, 0.750%, 4/25/28(A)	246,252
35,635	United States Small Business Adminis-
	tration, Ser 2005-P10A, Class 1,
	4.638%, 2/10/15	37,180
	Total U.S. Government Agency Obligations	$8,360,530

80

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

		Market
Shares		Value
	Investment Fund — 3.1%
22,462,434	Touchstone Institutional Money
	Market Fund^	$22,462,434

	Total Investment Securities —99.8%
	(Cost $735,195,377)	$734,546,430

	Other Assets in Excess of
	Liabilities — 0.2%	1,574,960

	Net Assets — 100.0%	$736,121,390

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2013.

(B)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at September 30, 2013.

#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

AMT - Alternative Minimum Tax

ARM - Adjustable Rate Mortgage

FDIC - Federal Deposit Insurance Corporation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IDR - Industrial Development Revenue

LLC - Limited Liability Company

LOC - Letter of Credit

LP - Limited Partnership

LTD - Limited Liability Company

MLP - Master Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities were valued at $245,912,226 or 33.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

81

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$210,688,969	$—	$210,688,969
Asset-Backed Securities	—	196,603,674	—	196,603,674
Commercial Mortgage-Backed Securities	—	123,213,528	—	123,213,528
U.S. Government Mortgage-Backed Obligations	—	73,328,901	—	73,328,901
Municipal Bonds	—	37,706,081	—	37,706,081
Agency Collateralized Mortgage Obligations	—	18,964,743	—	18,964,743
Non-Agency Collateralized Mortgage Obligations	—	15,319,638	—	15,319,638
Commercial Paper	—	27,897,932	—	27,897,932
U.S. Government Agency Obligations	—	8,360,530	—	8,360,530
Investment Fund	22,462,434	—	—	22,462,434
				$734,546,430

See accompanying Notes to Financial Statements.

82

This page intentionally left blank.

Statements of Assets and Liabilities

September 30, 2013

	Touchstone
	Emerging	Touchstone	Touchstone	Touchstone
	Markets	Global	International	Merger
	Equity	Real Estate	Fixed Income	Arbitrage
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$374,300,984	$16,082,812	$30,057,548	$698,982,271
Affiliated securities, at market value	$37	$284,605	$2,884,332	$49,682,768
Non-affiliated securities, at market value	370,029,255	14,883,779	27,301,744	664,833,594
Investments, at market value (A)	$370,029,292	$15,168,384	$30,186,076	$714,516,362
Cash	—	—	—	12,371,704
Foreign Currency (B)	305,687	—	558,295	—
Cash collateral for securities sold short and written options	—	—	—	178,988,395
Unrealized appreciation on forward foreign currency contracts	—	—	549,785	43,753
Dividends and interest receivable	654,025	106,402	306,520	697,351
Receivable for capital shares sold	491,805	—	141,152	5,493,495
Receivable for investments sold	17,935,668	2,127,666	—	938,085
Receivable for securities lending income	5,377	145	—	—
Receivable from Investment Advisor	—	7,643	—	—
Tax reclaim receivable	59,880	9,605	8,781	5,419
Other assets	30,616	5,156	9,374	36,286
Total Assets	389,512,350	17,425,001	31,759,983	913,090,850
Liabilities
Bank overdrafts	2,993,027	2,603	829	—
Written options at market value(C)	—	—	—	22,200
Securities sold short(D)	—	—	—	197,628,298
Dividends payable for securities sold short	—	—	—	194,887
Unrealized depreciation on forward foreign currency contracts	—	—	908,013	99,427
Payable for return of collateral for securities on loan	8,442,505	85,165	—	—
Payable for capital shares redeemed	690,558	94,653	36,982	1,585,798
Payable for investments purchased	6,250,455	150,825	—	23,726,016
Payable to Investment Advisor	293,382	—	8,219	566,245
Payable to other affiliates	143,531	411	411	201,833
Payable to Trustees	3,874	3,765	3,769	3,934
Payable for professional services	36,349	26,736	23,045	26,181
Payable to Transfer Agent	66,245	799	979	79,624
Other accrued expenses and liabilities	55,915	21,659	19,197	71,868
Total Liabilities	18,975,841	386,616	1,001,444	224,206,311
Net Assets	$370,536,509	$17,038,385	$30,758,539	$688,884,539
Net assets consist of:
Paid-in capital	408,760,956	15,823,785	30,763,605	665,159,053
Accumulated net investment income (loss)	3,640,629	144,524	(151,096)	3,880,468
Accumulated net realized gains (losses) on investments, foreign currency and securities sold short	(37,577,128)	1,983,047	365,974	18,278,864
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	(4,287,948)	(912,971)	(219,944)	1,566,154
Net Assets	$370,536,509	$17,038,385	$30,758,539	$688,884,539
(A) Includes market value of securities on loan of:	$8,051,758	$81,084	$—	$—
(B) Cost of foreign currency:	$305,638	$—	$554,005	$—
(C) Proceeds from written options:	$—	$—	$—	$21,500
(D) Proceeds received for securities sold short:	$—	$—	$—	$183,716,735

See accompanying Notes to Financial Statements.

84

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone
Mid	Mid Cap
Cap	Value
Fund	Fund

$352,653,229	$148,799,882
$6,589,029	$1,574,222
368,469,403	169,030,208
$375,058,432	$170,604,430
—	—
—	—
—	—
—	—
364,538	268,230
2,462,827	123,721
—	3,642,504
1,640	210
—	—
—	—
39,904	18,195
377,927,341	174,657,290

979	802
—	—
—	—
—	—
—	—
36,219,885	4,832,254
667,278	65,947
3,768,244	2,829,060
218,123	108,543
3,631	411
3,851	3,799
19,787	17,447
39,468	4,679
53,082	22,346
40,994,328	7,885,288
$336,933,013	$166,772,002

460,751,684	132,408,313
502,132	51,280
(146,726,006)	12,507,861
22,405,203	21,804,548
$336,933,013	$166,772,002
$35,588,559	$4,729,324
$—	$—
$—	$—
$—	$—

85

Statements of Assets and Liabilities (Continued)

	Touchstone
	Emerging	Touchstone	Touchstone	Touchstone
	Markets	Global	International	Merger
	Equity	Real Estate	Fixed Income	Arbitrage
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$9,842,913	$645,455	$991,342	$275,858,346
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	854,532	53,670	94,878	24,972,748
Net asset value price per share*	$11.52	$12.03	$10.45	$11.05
Maximum offering price per share	$12.22	$12.76	$10.97	$11.72

Pricing of Class C Shares
Net assets applicable to Class C shares	$3,719,155	$401,295	$234,316	$50,000,551
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	328,348	33,265	22,579	4,607,657
Net asset value, offering price per share**	$11.33	$12.06	$10.38	$10.85

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$138,451,326	$275,656	$375,607	$192,095,165
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,999,120	22,706	35,932	17,301,938
Net asset value, offering price and redemption price per share	$11.54	$12.14	$10.45	$11.10

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$218,523,115	$15,715,979	$29,157,274	$170,930,477
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	18,914,068	1,282,301	2,785,058	15,362,781
Net asset value, offering price and redemption price per share	$11.55	$12.26	$10.47	$11.13

* There is no sales load on subscriptions of $ 1 million or more. Redemptions that were part of a $ 1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

86

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone
Mid	Mid Cap
Cap	Value
Fund	Fund

$43,610,979	$5,306,943
2,089,578	329,827
$20.87	$16.09
$22.14	$17.07

$25,018,453	$718,834
1,228,038	44,940
$20.37	$16.00

$181,276,023	$15,781,512
8,641,299	977,375
$20.98	$16.15

$12,857,972	$—
620,381	—
$20.73	$—

$74,169,586	$144,964,713
3,534,345	8,948,567
$20.99	$16.20

87

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Premium	Sands Capital	Small	Small
	Yield Equity	Select Growth	Cap Core	Cap Value
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$122,079,744	$3,676,915,306	$708,451,497	$38,199,208
Affiliated securities, at market value	$1,806,138	$107,983,851	$10,153,738	$578,313
Non-affiliated securities, at market value	142,003,522	5,373,692,342	869,005,874	40,801,448
Investments, at market value (A)	$143,809,660	$5,481,676,193	$879,159,612	$41,379,761
Dividends and interest receivable	320,574	1,622,610	1,377,194	84,921
Receivable for capital shares sold	724,875	21,647,470	1,793,664	4,172
Receivable for investments sold	32,559,774	22,225,952	5,906,302	852,245
Receivable from securities lending income	—	3,241	313,285	3,560
Tax reclaim receivable	7,297	—	1,052	—
Other assets	26,746	91,359	37,084	16,593
Total Assets	177,448,926	5,527,266,825	888,588,193	42,341,252

Liabilities
Bank overdrafts	677	5,776	1,263	1,669
Dividends payable	—	—	—	—
Payable for return of collateral for securities on loan	—	67,156,968	77,061,878	2,162,727
Payable for capital shares redeemed	404,360	12,963,148	5,878,983	71,614
Payable for investments purchased	—	—	—	920,913
Payable to Investment Advisor	95,243	3,568,779	551,013	21,201
Payable to other affiliates	45,264	1,522,421	56,547	6,157
Payable to Trustees	3,811	5,115	3,978	3,771
Payable for professional services	18,085	52,178	20,657	18,973
Payable to Transfer Agent	32,437	1,047,453	86,647	12,680
Other accrued expenses and liabilities	25,099	349,602	55,655	20,265
Total Liabilities	624,976	86,671,440	83,716,621	3,239,970
Net Assets	$176,823,950	$5,440,595,385	$804,871,572	$39,101,282

Net assets consist of:
Paid-in capital	$156,720,845	$3,703,079,070	$610,473,218	$58,401,367
Accumulated net investment income (loss)	257,385	(24,531,763)	12,732,836	—
Accumulated net realized gains (losses) on investments	(1,884,196)	(42,712,809)	10,957,403	(22,480,638)
Net unrealized appreciation (depreciation) on investments	21,729,916	1,804,760,887	170,708,115	3,180,553
Net Assets	$176,823,950	$5,440,595,385	$804,871,572	$39,101,282
(A) Includes market value of securities on loan of:	$—	$65,454,021	$75,237,628	$2,121,966

See accompanying Notes to Financial Statements.

88

Statements of Assets and Liabilities (Continued)

Touchstone
Touchstone	Ultra Short
Total Return	Duration Fixed
Bond Fund	Income Fund

$168,644,170	$735,195,377
$43,862	$22,462,434
166,679,005	712,083,996
$166,722,867	$734,546,430
1,468,256	4,315,865
9,371	3,552,793
42,703	1,418,520
—	—
—	—
28,653	38,834
168,271,850	743,872,442

41,479	852,741
—	176,928
—	—
808,700	2,256,500
—	3,910,281
47,702	151,275
10,593	227,692
3,809	3,956
20,603	26,168
8,312	62,220
22,703	83,291
963,901	7,751,052
$167,307,949	$736,121,390

$169,417,236	$756,683,660
19,128	483,808
(207,112)	(20,397,131)
(1,921,303)	(648,947)
$167,307,949	$736,121,390
$—	$—

89

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Premium	Sands Capital	Small	Small
	Yield Equity	Select Growth	Cap Core	Cap Value
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$86,171,044	$416,395,542	$122,393,547	$34,826,120
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,663,357	25,894,997	6,296,967	1,528,154
Net asset value price per share*	$8.92	$16.08	$19.44	$22.79
Maximum offering price per share	$9.46	$17.06	$20.63	$24.18

Pricing of Class C Shares
Net assets applicable to Class C shares	$24,009,280	$198,584,167	$28,684,810	$841,015
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,696,617	12,620,534	1,509,173	37,191
Net asset value, offering price per share**	$8.90	$15.74	$19.01	$22.61

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$66,643,626	$2,684,731,238	$258,023,581	$769,159
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,485,534	163,289,308	13,174,009	33,704
Net asset value, offering price and redemption price per share	$8.90	$16.44	$19.59	$22.82

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$2,140,884,438	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	133,120,132	—	—
Net asset value, offering price and redemption price per share	$—	$16.08	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$—	$—	$395,769,634	$2,664,988
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	20,226,265	116,850
Net asset value, offering price and redemption price per share	$—	$—	$19.57	$22.81

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one year period from date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

90

Statements of Assets and Liabilities (Continued)

Touchstone
Touchstone	Ultra Short
Total Return	Duration Fixed
Fund	Income Fund

$12,166,765	$32,088,217
1,208,743	3,394,816
$10.07	$9.45
$10.57	$9.64

$2,454,558	$13,568,198
244,190	1,435,392
$10.05	$9.45

$19,635,464	$249,249,838
1,947,688	26,371,227
$10.08	$9.45

$—	$381,553,622
—	40,366,210
$—	$9.45

$133,051,162	$59,661,515
13,204,707	6,312,813
$10.08	$9.45

91

Statements of Operations

For the Year Ended September 30, 2013

	Touchstone	Touchstone	Touchstone	Touchstone
	Emerging	Global	International	Merger
	Markets Equity	Real Estate	Fixed Income	Arbitrage
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$4,810	$257	$554	$31,523
Dividends from non-affiliated securities(A)	12,120,072	818,040	—	13,421,633
Interest	—	—	618,528	666,494
Income from securities loaned	112,336	2,236	—	—
Total Investment Income	12,237,218	820,533	619,082	14,119,650
Expenses
Investment advisory fees	5,076,301	172,169	165,967	5,076,013
Administration fees	868,648	36,766	51,472	820,736
Compliance fees and expenses	1,543	1,544	1,544	1,543
Custody fees	297,292	27,598	11,456	47,234
Professional fees	88,777	38,237	24,470	37,703
Transfer Agent fees, Class A	87,826	1,225	2,054	182,673
Transfer Agent fees, Class C	6,752	545	415	34,456
Transfer Agent fees, Class Y	131,070	132	473	83,397
Transfer Agent fees, Class Z	—	—	—	—
Transfer Agent fees, Institutional Class	10,754	99	782	5,100
Registration Fees, Class A	17,434	3,754	7,663	31,012
Registration Fees, Class C	9,752	2,984	5,814	8,813
Registration Fees, Class Y	26,361	2,991	4,829	17,789
Registration Fees, Class Z	—	—	—	—
Registration Fees, Institutional Class	23,921	2,983	4,091	6,722
Dividend expense on securities sold short	—	—	—	3,049,949
Reports to Shareholders, Class A	11,225	7,072	6,880	33,515
Reports to Shareholders, Class C	7,767	6,808	6,671	14,979
Reports to Shareholders, Class Y	16,146	6,663	6,674	30,545
Reports to Shareholders, Class Z	—	—	—	—
Reports to Shareholders, Institutional Class	8,663	8,233	6,795	11,908
Shareholder servicing fees, Class Z	—	—	—	—
Distribution expenses, Class A	71,245	1,509	3,360	524,671
Distribution expenses, Class C	42,938	3,379	3,095	396,580
Trustee fees	14,430	12,590	12,594	12,762
Other expenses	131,967	30,583	28,974	156,441
Total Expenses	6,950,812	367,864	356,073	10,584,541
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(85,807)	(148,140)	(138,236)	(15,390)
Fees recouped by the Advisor(B)	40,272	—	—	11,659
Net Expenses	6,905,277	219,724	217,837	10,580,810
Net Investment Income	5,331,941	600,809	401,245	3,538,840
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from non-affiliated securities	(28,660,464)	2,611,170	912,307	23,532,048
Net realized gains (losses) on foreign currency transactions	(975,799)	(3,250)	(936,806)	303,498
Net realized losses on securities sold short	—	—	—	(3,907,682)
Net change in unrealized appreciation (depreciation) on investments	(5,043,972)	(1,422,685)	(396,778)	11,094,147
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(1,563)	952	(336,922)	(31,374)
Net change in unrealized appreciation (depreciation) on written options	—	—	—	(700)
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	—	(12,282,880)
Net Realized and Unrealized Gains (Losses) on Investments	(34,681,798)	1,186,187	(758,199)	18,707,057
Change in Net Assets Resulting from Operations	$(29,349,857)	$1,786,996	$(356,954)	$22,245,897
(A) Net of foreign tax withholding of:	$1,084,508	$36,861	$—	$28,265

(B)See Note 4 in Notes to Financial Statements.

92

Statements of Operations (Continued)

Touchstone	Touchstone
Mid	Mid Cap
Cap	Value
Fund	Fund

$2,408	$1,684
2,828,861	2,517,439
—	—
35,687	4,803
2,866,956	2,523,926

1,261,378	1,050,222
265,382	212,525
1,544	1,544
12,581	7,836
19,750	20,557
20,314	3,728
12,063	687
35,934	25,809
6,483	—
164	1,421
6,235	8,300
6,796	1,909
4,063	12,262
7,373	—
6,303	9,375
—	—
8,085	7,379
8,237	7,041
9,648	10,926
7,157	—
5,184	10,266
20,285	—
40,529	11,253
81,936	4,583
12,674	12,624
61,036	29,511
1,921,134	1,449,758
(301,421)	(289,357)
—	—
1,619,713	1,160,401
1,247,243	1,363,525

7,906,186	13,412,475
—	—
—	—
15,462,245	15,731,819
—	—
—	—
—	—
23,368,431	29,144,294
$24,615,674	$30,507,819
$—	$—

93

Statements of Operations (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Premium Yield	Sands Capital	Small Cap	Small Cap
	Equity	Select Growth	Core	Value
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$3,434	$46,494	$15,229	$447
Dividends from non-affiliated securities(A)	6,002,270	27,393,822	23,450,677	1,181,478
Interest	—	—	—	—
Income from securities loaned	—	534,946	2,046,047	60,632
Total Investment Income	6,005,704	27,975,262	25,511,953	1,242,557
Expenses
Investment advisory fees	1,039,848	31,679,688	5,693,804	339,291
Administration fees	258,689	7,143,700	1,138,379	62,049
Compliance fees and expenses	1,544	1,544	1,543	1,543
Custody fees	12,485	63,721	13,665	16,091
Professional fees	22,845	147,031	36,368	19,801
Transfer Agent fees, Class A	73,756	311,802	189,556	39,533
Transfer Agent fees, Class C	15,532	150,551	27,962	546
Transfer Agent fees, Class Y	38,729	1,231,267	144,830	501
Transfer Agent fees, Class Z	—	2,372,646	—	—
Transfer Agent fees, Institutional Class	—	—	22,873	102
Registration Fees, Class A	15,424	56,479	20,348	22,340
Registration Fees, Class C	8,368	34,137	12,935	5,377
Registration Fees, Class Y	12,856	76,869	18,070	4,968
Registration Fees, Class Z	—	96,897	—	—
Registration Fees, Institutional Class	—	—	17,114	5,385
Reports to Shareholders, Class A	15,207	66,717	27,819	11,812
Reports to Shareholders, Class C	9,067	49,270	11,445	6,690
Reports to Shareholders, Class Y	11,853	233,369	23,100	5,829
Reports to Shareholders, Class Z	—	311,473	—	—
Reports to Shareholders, Institutional Class	—	—	10,395	6,623
Shareholder servicing fees, Class Z	—	5,009,225	—	—
Distribution expenses, Class A	202,539	747,905	265,086	82,914
Distribution expenses, Class C	198,287	1,469,883	271,889	4,371
Trustee fees	12,640	13,886	12,800	12,596
Other expenses	46,016	2,028,090	146,024	24,546
Total Expenses	1,995,685	53,296,150	8,106,005	672,908
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(147,831)	(2,540,604)	(880,591)	(159,036)
Fees recouped by the Advisor(B)	—	—	—	—
Net Expenses	1,847,854	50,755,546	7,225,414	513,872
Net Investment Income (Loss)	4,157,850	(22,780,284)	18,286,539	728,685
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	5,407,695	98,941,091	12,189,370	5,690,013
Net change in unrealized appreciation (depreciation) on investments(C)	8,349,888	1,053,951,091	104,824,025	2,193,049
Net Realized and Unrealized Gains (Losses) on Investments	13,757,583	1,152,892,182	117,013,395	7,883,062
Change in Net Assets Resulting from Operations	$17,915,433	$1,130,111,898	$135,299,934	$8,611,747
(A) Net of foreign tax withholding of:	$68,201	$326,843	$44,322	$2,122
(B)	See Note 4 in Notes to Financial Statements.
(C)	Change in unrealized appreciation does not include net unrealized appreciation of $532,720 for the Ultra Short Duration Fixed Income in connection with the Fund's merger. See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

94

Statements of Operations (Continued)

Touchstone
Touchstone	Ultra Short
Total Return	Duration
Bond	Fixed Income
Fund	Fund

$2,769	$15,336
—	—
5,186,861	9,668,324
—	—
5,189,630	9,683,660

612,160	1,571,340
298,424	1,070,411
1,544	1,543
7,397	13,110
23,359	34,023
12,658	17,333
2,752	3,242
12,903	81,409
—	160,828
2,010	522
14,259	11,279
9,019	11,057
14,806	6,891
—	47,424
4,334	8,491
8,103	6,983
7,069	8,870
7,728	14,174
—	23,386
7,207	6,133
—	671,593
32,860	74,144
36,635	98,466
12,635	12,713
69,303	208,382
1,197,165	4,163,747
(192,454)	(508,053)
—	2,372
1,004,711	3,658,066
4,184,919	6,025,594

759,500	558,129
(6,889,987)	(2,931,388)
(6,130,487)	(2,373,259)
$(1,945,568)	$3,652,335
$—	$—

95

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Emerging Markets		Global Real Estate
	Equity Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012
From Operations
Net investment income (loss)	$5,331,941	$6,555,454	$600,809	$185,444
Net realized gains (losses) on investments, warrants, foreign currency and securities sold short	(29,636,263)	(8,321,643)	2,607,920	199,935
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	(5,045,535)	72,612,147	(1,421,733)	1,144,004
Change in Net Assets from Operations	(29,349,857)	70,845,958	1,786,996	1,529,383
Distributions to Shareholders from:
Net investment income, Class A	(13,779)	(356,824)	(27,807)	(19,864)
Net investment income, Class C	—	(1,404)	(12,932)	(1,218)
Net investment income, Class Y	(849,219)	(3,413,396)	(10,544)	(2,399)
Net investment income, Institutional Class	(1,292,834)	(5,335,385)	(1,019,621)	(171,907)
Net realized gains, Class A	—	(210,757)	(4,182)	(94,294)
Net realized gains, Class C	—	(41,102)	(1,893)	(5,373)
Net realized gains, Class Y	—	(1,324,868)	(1,243)	(5,438)
Net realized gains, Institutional Class	—	(2,229,013)	(182,424)	(136,561)
Total Distributions	(2,155,832)	(12,912,749)	(1,260,646)	(437,054)

Net Increase (Decrease) from Share Transactions(A)	(128,132,786)	44,043,511	(7,548,878)	17,702,523

Total Increase (Decrease) in Net Assets	(159,638,475)	101,976,720	(7,022,528)	18,794,852

Net Assets
Beginning of period	530,174,984	428,198,264	24,060,913	5,266,061
End of period	$370,536,509	$530,174,984	$17,038,385	$24,060,913
Accumulated Net Investment Income (Loss)	$3,640,629	$1,440,319	$144,524	$73,789

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 102-105.

See accompanying Notes to Financial Statements.

96

Statements of Changes in Net Assets (Continued)

Touchstone
International		Touchstone
Fixed Income		Merger Arbitrage
Fund		Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2013	2012	2013	2012

$401,245	$268,946	$3,538,840	$(1,220,423)
(24,499)	403,461	19,927,864	3,963,208
(733,700)	318,766	(1,220,807)	2,779,448
(356,954)	991,173	22,245,897	5,522,233

(4,103)	(114,995)	—	(2,875)
(75)	(17,144)	—	(267)
(1,374)	(23,201)	—	(1,453)
(90,058)	(394,900)	—	(1,975)
(7,395)	(14,566)	(1,776,952)	(24,576)
(1,544)	(2,575)	(319,821)	(2,094)
(1,910)	(2,724)	(952,569)	(12,719)
(111,301)	(33,930)	(940,829)	(15,125)
(217,760)	(604,035)	(3,990,171)	(61,084)

(846,807)	20,005,296	324,836,650	333,641,571

(1,421,521)	20,392,434	343,092,376	339,102,720

32,180,060	11,787,626	345,792,163	6,689,443
$30,758,539	$32,180,060	$688,884,539	$345,792,163
$(151,096)	$(66,063)	$3,880,468	$11,714

97

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Mid Cap		Mid Cap Value
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012
From Operations
Net investment income (loss)	$1,247,243	$582,294	$1,363,525	$764,515
Net realized gains (losses) on investments	7,906,186	12,549,162	13,412,475	473,427
Net change in unrealized appreciation (depreciation) on investments	15,462,245	3,359,554	15,731,819	13,466,639
Change in Net Assets from Operations	24,615,674	16,491,010	30,507,819	14,704,581
Distributions to Shareholders from:
Net investment income, Class A	(48,159)	(1,165)	(31,331)	(24,656)
Net investment income, Class C	(20,002)	—	(175)	(275)
Net investment income, Class Y	(864,201)	(141,026)	(144,380)	(119,669)
Net investment income, Class Z	(65,114)	(395)	—	—
Net investment income, Institutional Class	(226,908)	—	(1,189,996)	(639,751)
Return of capital, Class A	—	—	—	—
Return of capital, Class C	—	—	—	—
Return of capital, Class Y	—	—	—	—
Net realized gains, Class A	—	—	(41,174)	(157,428)
Net realized gains, Class C	—	—	(3,413)	(12,580)
Net realized gains, Class Y	—	—	(161,899)	(499,702)
Net realized gains, Institutional Class	—	—	(973,379)	(2,444,064)
Total Distributions	(1,224,384)	(142,586)	(2,545,747)	(3,898,125)

Net Increase (Decrease) from Share Transactions(A)	251,756,812	(34,457,537)	46,083,223	34,858,673

Total Increase (Decrease) in Net Assets	275,148,102	(18,109,113)	74,045,295	45,665,129

Net Assets
Beginning of period	61,784,911	79,894,024	92,726,707	47,061,578
End of period	$336,933,013	$61,784,911	$166,772,002	$92,726,707
Accumulated Net Investment Income (Loss)	$502,132	$479,274	$51,280	$12,512

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 105-107.

See accompanying Notes to Financial Statements.

98

Statements of Changes in Net Assets (Continued)

		Touchstone
Touchstone		Sands Capital
Premium Yield		Select Growth
Equity Fund		Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2013	2012	2013	2012

$4,157,850	$2,452,459	$(22,780,284)	$(14,530,439)
5,407,695	(896,645)	98,941,091	(43,704,614)
8,349,888	11,511,482	1,053,951,091	605,600,683
17,915,433	13,067,296	1,130,111,898	547,365,630

(2,147,371)	(1,431,422)	—	—
(383,163)	(302,551)	—	—
(1,479,717)	(680,147)	—	—
—	—	—	—
—	—	—	—
—	(35,658)	—	—
—	(7,537)	—	—
—	(16,943)	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(4,010,251)	(2,474,258)	—	—

45,274,313	66,832,652	983,088,443	1,445,845,483

59,179,495	77,425,690	2,113,200,341	1,993,211,113

117,644,455	40,218,765	3,327,395,044	1,334,183,931
$176,823,950	$117,644,455	$5,440,595,385	$3,327,395,044
$257,385	$140,299	$(24,531,763)	$(11,933,119)

99

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Small Cap		Small Cap
	Core Fund		Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012
From Operations
Net investment income	$18,286,539	$1,868,995	$728,685	$442,969
Net realized gains on investments	12,189,370	3,764,467	5,690,013	1,405,659
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	104,824,025	70,637,554	2,193,049	8,960,624
Change in Net Assets from Operations	135,299,934	76,271,016	8,611,747	10,809,252
Distributions to Shareholders from:
Net investment income, Class A	(942,115)	(2,404)	(647,077)	(631,909)
Net investment income, Class C	(121,769)	(718)	(5,841)	(377)
Net investment income, Class Y	(2,366,301)	(106,623)	(11,057)	(1,414)
Net investment income, Class Z	—	—	—	—
Net investment income, Institutional Class	(3,846,773)	(123,274)	(55,956)	(28,966)
Net realized gains, Class A	(630,183)	(674,157)	—	—
Net realized gains, Class C	(187,197)	(164,641)	—	—
Net realized gains, Class Y	(1,285,170)	(1,166,246)	—	—
Net realized gains, Institutional Class	(1,967,687)	(667,757)	—	—
Total Distributions	(11,347,195)	(2,905,820)	(719,931)	(662,666)

Net Increase (Decrease) from Share Transactions(A)	155,238,416	296,303,079	(2,391,599)	(14,675,728)

Total Increase (Decrease) in Net Assets	279,191,155	369,668,275	5,500,217	(4,529,142)

Net Assets
Beginning of period	525,680,417	156,012,142	33,601,065	38,130,207
End of period	$804,871,572	$525,680,417	$39,101,282	$33,601,065
Accumulated Net Investment Income	$12,732,836	$1,666,851	$—	$—

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 108-111.

See accompanying Notes to Financial Statements.

100

Statements of Changes in Net Assets (Continued)

		Touchstone
Touchstone		Ultra Short
Total Return		Duration Fixed
Bond Fund		Income Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2013	2012	2013	2012

$4,184,919	$2,431,642	$6,025,594	$5,980,835
759,500	2,121,439	558,129	899,320
(6,889,987)	2,047,740	(2,931,388)	1,478,388
(1,945,568)	6,600,821	3,652,335	8,358,543

(347,583)	(194,956)	(487,305)	(66,666)
(68,454)	(55,442)	(148,936)	(51,076)
(812,532)	(624,921)	(3,995,021)	(1,271,104)
—	—	(5,742,283)	(7,819,313)
(3,915,650)	(1,931,711)	(519,400)	(39,807)
(7,165)	—	—	—
(2,608)	—	—	—
(15,600)	—	—	—
(82,399)	—	—	—
(5,251,991)	(2,807,030)	(10,892,945)	(9,247,966)

(17,018,551)	156,210,668	161,736,572	236,383,467

(24,216,110)	160,004,459	154,495,962	235,494,044

191,524,059	31,519,600	581,625,428	346,131,384
$167,307,949	$191,524,059	$736,121,390	$581,625,428
$19,128	$13,107	$483,808	$174,488

101

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone
	Emerging Markets
	Equity Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	567,760	$7,165,296	1,018,769	$12,322,032
Proceeds from Shares issued in connection with merger(A)	—	—	511,406	6,295,683
Reinvestment of distributions	859	11,038	40,624	458,323
Cost of Shares redeemed	(2,521,816)	(30,327,887)	(1,251,249)	(14,800,815)
Change in Class A Share Transactions	(1,953,197)	(23,151,553)	319,550	4,275,223
Class C
Proceeds from Shares issued	63,004	772,978	66,481	766,525
Proceeds from Shares issued in connection with merger(A)	—	—	5,937	72,429
Reinvestment of distributions	—	—	3,733	40,201
Cost of Shares redeemed	(139,031)	(1,681,976)	(185,946)	(2,168,600)
Change in Class C Share Transactions	(76,027)	(908,998)	(109,795)	(1,289,445)
Class Y
Proceeds from Shares issued	5,554,259	69,147,852	6,422,019	75,627,481
Proceeds from Shares issued in connection with merger(A)	—	—	1,491,945	18,403,858
Reinvestment of distributions	66,139	849,219	414,534	4,734,703
Cost of Shares redeemed	(11,533,129)	(134,802,684)	(4,524,551)	(52,860,814)
Change in Class Y Share Transactions	(5,912,731)	(64,805,613)	3,803,947	45,905,228
Institutional Class
Proceeds from Shares issued	5,547,305	69,038,192	11,525,916	138,694,659
Proceeds from Shares issued in connection with merger(A)	—	—	2,222,580	27,452,188
Reinvestment of distributions	97,567	1,253,736	625,508	7,097,193
Cost of Shares redeemed	(8,808,133)	(109,558,550)	(15,031,609)	(178,091,535)
Change in Institutional Class Share Transactions	(3,163,261)	(39,266,622)	(657,605)	(4,847,495)

Change from Share Transactions	(11,105,216)	$(128,132,786)	3,356,097	$44,043,511

(A)See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

102

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone
Global Real Estate
Fund
For the Year		For the Year
Ended		Ended
September 30, 2013		September 30, 2012
Shares	Dollars	Shares	Dollars

16,018	$203,002	33,722	$353,846
—	—	—	—
2,434	29,394	2,600	25,792
(5,770)	(70,612)	(204,215)	(2,071,273)
12,682	161,784	(167,893)	(1,691,635)

15,027	195,729	6,228	70,459
—	—	—	—
1,227	14,825	666	6,591
(1,753)	(21,164)	—	—
14,501	189,390	6,894	77,050

10,262	131,613	—	—
—	—	—	—
968	11,787	776	7,837
(1,082)	(13,362)	(231)	(2,470)
10,148	130,038	545	5,367

58,011	729,514	1,696,950	20,216,998
—	—	—	—
97,482	1,202,045	28,951	308,468
(794,809)	(9,961,649)	(105,988)	(1,213,725)
(639,316)	(8,030,090)	1,619,913	19,311,741

(601,985)	$(7,548,878)	1,459,459	$17,702,523

103

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone International Fixed Income Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	16,493	$173,082	164,811	$1,744,296
Reinvestment of distributions	978	10,369	8,088	81,334
Cost of Shares redeemed	(103,704)	(1,079,738)	(235,275)	(2,406,242)
Change in Class A Share Transactions	(86,233)	(896,287)	(62,376)	(580,612)
Class C
Proceeds from Shares issued	82	860	3,881	40,710
Reinvestment of distributions	106	1,118	1,441	14,407
Cost of Shares redeemed	(18,069)	(187,934)	(20,278)	(208,994)
Change in Class C Share Transactions	(17,881)	(185,956)	(14,956)	(153,877)
Class Y
Proceeds from Shares issued	6,268	65,563	15,967	166,806
Reinvestment of distributions	310	3,284	2,343	23,568
Cost of Shares redeemed	(19,170)	(200,021)	(38,595)	(400,233)
Change in Class Y Share Transactions	(12,592)	(131,174)	(20,285)	(209,859)
Class Z
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class Z Share Transactions	—	—	—	—
Institutional Class (A)
Proceeds from Shares issued	724,214	7,530,588	2,089,915	21,976,658
Reinvestment of distributions	18,025	190,893	38,874	393,343
Cost of Shares redeemed	(703,755)	(7,354,871)	(138,726)	(1,420,357)
Change in Institutional Class Share Transactions	38,484	366,610	1,990,063	20,949,644

Change from Share Transactions	(78,222)	$(846,807)	1,892,446	$20,005,296

(A) Mid Cap Fund began issuing Institutional Class shares on January 27, 2012.

See accompanying Notes to Financial Statements.

104

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone				Touchstone
	Merger Arbitrage				Mid Cap
	Fund				Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2013		September 30, 2012		September 30, 2013		September 30, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

16,476,339	$178,699,582	15,827,343	$165,914,329	2,934,407	$58,979,293	23,786	$383,402
161,374	1,713,795	2,123	21,813	2,767	46,590	74	1,073
(5,764,946)	(62,544,443)	(1,755,387)	(18,544,311)	(902,309)	(18,229,011)	(22,199)	(354,172)
10,872,767	117,868,934	14,074,079	147,391,831	2,034,865	40,796,872	1,661	30,303

2,652,836	28,292,506	2,510,261	26,227,182	1,184,308	23,474,769	27,890	428,530
28,038	294,398	234	2,400	1,188	19,628	—	—
(514,087)	(5,508,524)	(95,040)	(995,364)	(16,836)	(332,893)	(5,272)	(80,399)
2,166,787	23,078,380	2,415,455	25,234,218	1,168,660	23,161,504	22,618	348,131

13,887,040	151,953,961	9,105,407	95,786,495	7,222,794	147,839,291	260,026	4,056,192
84,113	895,808	1,316	13,535	10,452	176,644	686	9,990
(5,168,052)	(56,098,247)	(723,619)	(7,676,782)	(1,448,133)	(28,048,940)	(3,312,679)	(50,341,380)
8,803,101	96,751,522	8,383,104	88,123,248	5,785,113	119,966,995	(3,051,967)	(46,275,198)

—	—	—	—	1,075,444	20,667,154	14,276	216,275
—	—	—	—	3,892	65,114	27	395
—	—	—	—	(475,176)	(9,552,639)	(69,537)	(1,015,582)
—	—	—	—	604,160	11,179,629	(55,234)	(798,912)

10,203,758	111,782,109	7,925,680	83,665,017	4,283,359	86,776,327	768,703	12,749,317
82,741	882,847	1,386	14,253	13,426	226,908	—	—
(2,330,984)	(25,527,142)	(1,020,050)	(10,786,996)	(1,498,715)	(30,351,423)	(32,428)	(511,178)
7,955,515	87,137,814	6,907,016	72,892,274	2,798,070	56,651,812	736,275	12,238,139

29,798,170	$324,836,650	31,779,654	$333,641,571	12,390,868	$251,756,812	(2,346,647)	$(34,457,537)

105

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Mid Cap Value Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	196,834	$2,921,752	99,552	$1,201,459
Reinvestment of distributions	5,289	71,903	15,672	177,583
Cost of Shares redeemed	(134,837)	(2,070,096)	(70,390)	(860,027)
Change in Class A Share Transactions	67,286	923,559	44,834	519,015
Class C
Proceeds from Shares issued	28,883	430,243	3,915	48,396
Reinvestment of distributions	274	3,539	1,153	12,855
Cost of Shares redeemed	(6,831)	(99,683)	(1,356)	(16,449)
Change in Class C Share Transactions	22,326	334,099	3,712	44,802
Class Y
Proceeds from Shares issued	662,196	9,650,959	875,349	10,720,385
Reinvestment of distributions	21,720	297,372	52,526	600,697
Cost of Shares redeemed	(764,510)	(11,720,968)	(300,077)	(3,707,016)
Change in Class Y Share Transactions	(80,594)	(1,772,637)	627,798	7,614,066
Class Z
Proceeds from Shares issued	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class Z Share Transactions	—	—	—	—
Institutional Class
Proceeds from Shares issued	4,177,025	61,381,798	2,008,546	25,632,588
Reinvestment of distributions	153,077	2,137,665	267,687	3,077,352
Cost of Shares redeemed	(1,138,182)	(16,921,261)	(164,030)	(2,029,150)
Change in Institutional Class Share Transactions	3,191,920	46,598,202	2,112,203	26,680,790

Change from Share Transactions	3,200,938	$46,083,223	2,788,547	$34,858,673

See accompanying Notes to Financial Statements.

106

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

					Touchstone
	Touchstone				Sands Capital
	Premium Yield				Select Growth
	Equity Fund				Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2013		September 30, 2012		September 30, 2013		September 30, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,062,564	$34,214,680	5,256,299	$41,246,082	19,056,484	$253,243,980	15,095,837	$177,705,991
239,077	2,024,290	173,481	1,331,239	—	—	—	—
(3,114,647)	(26,815,297)	(1,201,756)	(9,294,102)	(7,899,233)	(106,636,148)	(2,616,579)	(30,450,320)
1,186,994	9,423,673	4,228,024	33,283,219	11,157,251	146,607,832	12,479,258	147,255,671

971,989	8,312,998	1,258,265	9,752,594	6,698,538	85,620,167	6,585,865	77,198,169
38,028	321,605	32,666	249,150	—	—	—	—
(248,618)	(2,143,028)	(465,502)	(3,611,732)	(1,210,228)	(16,144,024)	(381,929)	(4,407,155)
761,399	6,491,575	825,429	6,390,012	5,488,310	69,476,143	6,203,936	72,791,014

6,489,004	56,050,352	4,425,665	34,247,193	114,796,231	1,575,407,334	66,657,657	796,429,242
142,090	1,221,320	59,814	463,222	—	—	—	—
(3,242,622)	(27,912,607)	(977,788)	(7,550,994)	(45,712,525)	(638,267,348)	(13,525,927)	(157,829,720)
3,388,472	29,359,065	3,507,691	27,159,421	69,083,706	937,139,986	53,131,730	638,599,522

—	—	—	—	78,173,861	1,025,556,852	97,944,548	1,150,009,715
—	—	—	—	(90,283,128)	(1,195,692,370)	(49,822,471)	(562,810,439)
—	—	—	—	(12,109,267)	(170,135,518)	48,122,077	587,199,276

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

5,336,865	$45,274,313	8,561,144	$66,832,652	73,620,000	$983,088,443	119,937,001	$1,445,845,483

107

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Small Cap Core Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	2,755,214	$49,649,792	3,732,087	$55,599,620
Reinvestment of distributions	93,286	1,512,949	48,658	649,407
Cost of Shares redeemed	(1,829,055)	(32,986,610)	(2,109,999)	(30,986,160)
Change in Class A Share Transactions	1,019,445	18,176,131	1,670,746	25,262,867
Class C
Proceeds from Shares issued	125,334	2,194,830	780,792	11,485,718
Reinvestment of distributions	16,268	259,899	10,332	135,845
Cost of Shares redeemed	(179,780)	(3,150,506)	(239,619)	(3,369,317)
Change in Class C Share Transactions	(38,178)	(695,777)	551,505	8,252,246
Class Y
Proceeds from Shares issued	5,608,051	102,414,124	7,264,844	106,479,205
Reinvestment of distributions	187,973	3,063,207	69,684	937,735
Cost of Shares redeemed	(3,098,592)	(54,941,383)	(1,705,178)	(25,653,407)
Change in Class Y Share Transactions	2,697,432	50,535,948	5,629,350	81,763,533
Institutional Class
Proceeds from Shares issued	8,137,090	148,321,119	13,411,819	205,055,687
Reinvestment of distributions	231,422	3,764,027	46,086	621,290
Cost of Shares redeemed	(3,526,004)	(64,863,032)	(1,663,832)	(24,652,544)
Change in Institutional Class Share Transactions	4,842,508	87,222,114	11,794,073	181,024,433

Change from Share Transactions	8,521,207	$155,238,416	19,645,674	$296,303,079

See accompanying Notes to Financial Statements.

108

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Small Cap Value Fund
For the Year		For the Year
Ended		Ended
September 30, 2013		September 30, 2012
Shares	Dollars	Shares	Dollars

145,731	$2,992,876	95,975	$1,624,312
30,906	626,985	36,385	611,518
(400,091)	(8,086,608)	(1,079,328)	(17,272,984)
(223,454)	(4,466,747)	(946,968)	(15,037,154)

37,591	776,680	5,547	96,000
279	5,797	21	377
(6,389)	(139,799)	(3)	(65)
31,481	642,678	5,565	96,312

22,783	464,463	12,874	226,591
527	11,057	79	1,414
(1,690)	(33,553)	(1,015)	(17,517)
21,620	441,967	11,938	210,488

56,619	1,050,016	95,447	1,676,131
2,734	55,956	1,702	28,939
(5,740)	(115,469)	(87,406)	(1,650,444)
53,613	990,503	9,743	54,626

(116,740)	$(2,391,599)	(919,722)	$(14,675,728)

109

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Total Return Bond Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Class A(A)
Proceeds from Shares issued	766,912	$8,024,153	741,371	$7,645,356
Proceeds from Shares issued in
connection with merger(B)	—	—	—	—
Reinvestment of distributions	32,356	334,720	14,900	154,569
Cost of Shares redeemed	(562,703)	(5,800,575)	(251,600)	(2,600,131)
Change in Class A Share Transactions	236,565	2,558,298	504,671	5,199,794
Class C(A)
Proceeds from Shares issued	164,043	1,728,220	106,176	1,092,404
Proceeds from Shares issued in
connection with merger(B)	—	—	—	—
Reinvestment of distributions	6,072	62,918	3,954	40,866
Cost of Shares redeemed	(236,519)	(2,432,808)	(55,210)	(565,073)
Change in Class C Share Transactions	(66,404)	(641,670)	54,920	568,197
Class Y(A)
Proceeds from Shares issued	875,029	9,164,218	2,058,293	21,256,329
Proceeds from Shares issued in
connection with merger(B)	—	—	—	—
Reinvestment of distributions	79,074	820,696	50,693	526,251
Cost of Shares redeemed	(1,831,838)	(18,762,033)	(1,038,286)	(10,707,876)
Change in Class Y Share Transactions	(877,735)	(8,777,119)	1,070,700	11,074,704
Class Z
Proceeds from Shares issued	—	—	—	—
Proceeds from Shares issued in
connection with merger(B)	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class Z Share Transactions	—	—	—	—
Institutional Class(A)
Proceeds from Shares issued	3,244,273	33,351,984	11,508,592	119,047,730
Proceeds from Shares issued in
connection with merger(B)	—	—	3,233,926	33,345,880
Reinvestment of distributions	375,704	3,889,399	179,219	1,865,049
Cost of Shares redeemed	(4,525,810)	(47,399,443)	(1,440,963)	(14,890,686)
Change in Institutional Class Share
Transactions	(905,833)	(10,158,060)	13,480,774	139,367,973

Change from Share Transactions	(1,613,407)	$(17,018,551)	15,111,065	$156,210,668

(A)	Ultra Short Duration Fixed Income Fund began issuing Class A, Class C, Class Y and Institutional Class shares on April 16, 2012.

(B)	See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

110

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Ultra Short Duration Fixed Income Fund

For the Year		For the Year
Ended		Ended
September 30, 2013		September 30, 2012
Shares	Dollars	Shares	Dollars

3,764,497	$35,791,356	276,368	$2,641,446
—	—	3,544,125	33,870,180
46,701	444,277	5,391	51,532
(3,996,637)	(38,041,490)	(245,629)	(2,347,253)
(185,439)	(1,805,857)	3,580,255	34,215,905

796,167	7,583,595	86,944	830,674
—	—	1,273,306	12,177,295
8,991	85,496	1,537	14,688
(574,438)	(5,469,480)	(157,115)	(1,501,647)
230,720	2,199,611	1,204,672	11,521,010

14,488,359	137,674,950	2,030,490	19,402,128
5,701,547	54,224,138	22,513,787	215,295,273
245,503	2,334,564	124,027	1,185,390
(13,993,887)	(132,971,124)	(4,738,599)	(45,297,679)
6,441,522	61,262,528	19,929,705	190,585,112

32,594,401	309,984,691	30,335,442	290,292,920
3,383,059	32,175,399	—	—
542,072	5,154,193	572,615	5,477,285
(31,578,863)	(300,620,937)	(31,605,912)	(302,402,489)
4,940,669	46,693,346	(697,855)	(6,632,284)

7,427,372	70,628,165	4,054,101	38,712,198
—	—	2,397,446	22,944,607
49,119	465,418	3,634	34,721
(1,864,515)	(17,706,639)	(5,754,344)	(54,997,802)
5,611,976	53,386,944	700,837	6,693,724

17,039,448	$161,736,572	24,717,614	$236,383,467

111

Financial Highlights

Touchstone Emerging Markets Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.24	$10.69	$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.09	(B)	0.11	0.10	0.03
Net realized and unrealized gains (losses) on investments	(0.80)	1.68	(2.05)	2.65
Total from investment operations	(0.71)	1.79	(1.95)	2.68
Distributions from:
Net investment income	(0.01)	(0.15)	(0.02)	—
Realized capital gains	—	(0.09)	(0.02)	—
Total distributions	(0.01)	(0.24)	(0.04)	—
Net asset value at end of period	$11.52	$12.24	$10.69	$12.68
Total return(C)	(5.69)%	16.71%	(15.45)%	26.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$9,843	$34,369	$26,592	$10,343
Ratio to average net assets:
Net expenses	1.69%	1.72%	1.74%	1.74%
Gross expenses	1.93%	1.99%	1.95%	2.25%
Net investment income	0.71%	0.94%	0.98%	0.76%
Portfolio turnover rate	25%	33	%(D)	18%	8%

Touchstone Emerging Markets Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013		2012		2011	2010(A)
Net asset value at beginning of period	$12.13		$10.54		$12.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(—)	(B)(E)	0.04		0.03	—	(E)
Net realized and unrealized gains (losses) on investments	(0.80)		1.64		(2.05)	2.58
Total from investment operations	(0.80)		1.68		(2.02)	2.58
Distributions from:
Net investment income	—		—	(E)	—	—
Realized capital gains	—		(0.09)		(0.02)	—
Total distributions	—		(0.09)		(0.02)	—
Net asset value at end of period	$11.33		$12.13		$10.54	$12.58
Total return(C)	(6.44)%		15.84%		(16.07)%	25.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,719		$4,903		$5,417	$3,590
Ratio to average net assets:
Net expenses	2.44%		2.47%		2.49%	2.49%
Gross expenses	2.84%		2.85%		2.82%	2.99%
Net investment income (loss)	(0.04)%		0.19%		0.21%	(0.03)%
Portfolio turnover rate	25%		33	%(D)	18%	8%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(E)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

112

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.27	$10.74	$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.13	(B)	0.14	0.11	0.01
Net realized and unrealized gains (losses) on investments	(0.81)	1.70	(2.05)	2.71
Total from investment operations	(0.68)	1.84	(1.94)	2.72
Distributions from:
Net investment income	(0.05)	(0.22)	(0.02)	—
Realized capital gains	—	(0.09)	(0.02)	—
Total distributions	(0.05)	(0.31)	(0.04)	—
Net asset value at end of period	$11.54	$12.27	$10.74	$12.72
Total return	(5.45)%	17.12%	(15.21)%	27.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$138,451	$219,717	$151,532	$13,597
Ratio to average net assets:
Net expenses	1.37%	1.41%	1.48%	1.49%
Gross expenses	1.35%	1.44%	1.48%	2.10%
Net investment income	1.04%	1.25%	1.50%	0.86%
Portfolio turnover rate	25%	33	%(C)	18%	8%

Touchstone Emerging Markets Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.28	$10.76	$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.14	(B)	0.18	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.81)	1.67	(2.06)	2.69
Total from investment operations	(0.67)	1.85	(1.93)	2.74
Distributions from:
Net investment income	(0.06)	(0.24)	(0.03)	—
Realized capital gains	—	(0.09)	(0.02)	—
Total distributions	(0.06)	(0.33)	(0.05)	—
Net asset value at end of period	$11.55	$12.28	$10.76	$12.74
Total return	(5.43)%	17.28%	(15.18)%	27.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$218,523	$271,186	$244,657	$125,414
Ratio to average net assets:
Net expenses	1.29%	1.32%	1.34%	1.34%
Gross expenses	1.29%	1.37%	1.43%	1.74%
Net investment income	1.11%	1.34%	1.51%	1.26%
Portfolio turnover rate	25%	33	%(C)	18%	8%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

113

Financial Highlights (Continued)

Touchstone Global Real Estate Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$11.86	$9.76	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.30	(B)	0.20	(B)	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.55	2.51	(1.10)	1.45
Total from investment operations	0.85	2.71	(0.75)	1.81
Distributions from:
Net investment income	(0.58)	(0.16)	(0.48)	(0.35)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.68)	(0.61)	(0.95)	(0.35)
Net asset value at end of period	$12.03	$11.86	$9.76	$11.46
Total return(C)	7.22%	29.15%	(7.47)%	18.54%
Ratios and supplemental data:
Net assets at end of period (000's)	$645	$486	$2,038	$881
Ratio to average net assets:
Net expenses	1.39%	1.39%	1.39%	1.39%
Gross expenses	3.73%	3.27%	3.55%	4.27%
Net investment income	2.42%	1.87%	2.30%	2.94%
Portfolio turnover rate	159%	94%	85%	107%

Touchstone Global Real Estate Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$11.90	$9.80	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.21	(B)	0.12	(B)	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.54	2.52	(1.05)	1.58
Total from investment operations	0.75	2.64	(0.85)	1.75
Distributions from:
Net investment income	(0.49)	(0.09)	(0.38)	(0.25)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.59)	(0.54)	(0.85)	(0.25)
Net asset value at end of period	$12.06	$11.90	$9.80	$11.50
Total return(C)	6.35%	28.19%	(8.20)%	17.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$401	$223	$116	$123
Ratio to average net assets:
Net expenses	2.14%	2.14%	2.14%	2.14%
Gross expenses	5.54%	7.79%	11.08%	4.60%
Net investment income	1.67%	1.12%	1.58%	1.60%
Portfolio turnover rate	159%	94%	85%	107%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

114

Financial Highlights (Continued)

Touchstone Global Real Estate Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$11.97	$9.84	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.34	(B)	0.23	(B)	0.32	0.28
Net realized and unrealized gains (losses) on investments	0.54	2.54	(1.06)	1.58
Total from investment operations	0.88	2.77	(0.74)	1.86
Distributions from:
Net investment income	(0.61)	(0.19)	(0.48)	(0.33)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.71)	(0.64)	(0.95)	(0.33)
Net asset value at end of period	$12.14	$11.97	$9.84	$11.53
Total return	7.42%	29.53%	(7.27)%	18.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$276	$150	$118	$129
Ratio to average net assets:
Net expenses	1.14%	1.14%	1.14%	1.14%
Gross expenses	5.95%	7.29%	9.49%	3.62%
Net investment income	2.67%	2.12%	2.59%	2.61%
Portfolio turnover rate	159%	94%	85%	107%

Touchstone Global Real Estate Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.07	$9.92	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.36	(B)	0.26	(B)	0.33	0.29
Net realized and unrealized gains (losses) on investments	0.56	2.55	(1.07)	1.59
Total from investment operations	0.92	2.81	(0.74)	1.88
Distributions from:
Net investment income	(0.63)	(0.21)	(0.48)	(0.27)
Realized capital gains	(0.10)	(0.45)	(0.47)	—
Total distributions	(0.73)	(0.66)	(0.95)	(0.27)
Net asset value at end of period	$12.26	$12.07	$9.92	$11.61
Total return	7.67%	29.68%	(7.21)%	19.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,716	$23,201	$2,994	$3,232
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.99%
Gross expenses	1.54%	2.09%	3.15%	3.34%
Net investment income	2.82%	2.27%	2.73%	2.75%
Portfolio turnover rate	159%	94%	85%	107%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)	The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

115

Financial Highlights (Continued)

Touchstone International Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.68	$10.49	$11.38	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.14	(B)	0.14	0.12
Net realized and unrealized gains (losses) on investments	(0.27)	0.47	0.02	1.38
Total from investment operations	(0.17)	0.61	0.16	1.50
Distributions from:
Net investment income	(0.02)	(0.38)	(1.00)	(0.12)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.06)	(0.42)	(1.05)	(0.12)
Net asset value at end of period	$10.45	$10.68	$10.49	$11.38
Total return(C)	(1.66)%	6.24%	1.67%	15.15%
Ratios and supplemental data:
Net assets at end of period (000's)	$991	$1,934	$2,555	$1,319
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%	1.09%
Gross expenses	2.47%	1.97%	2.18%	2.47%
Net investment income	0.96%	1.36%	2.06%	1.39%
Portfolio turnover rate	59%	56%	64%	160%

Touchstone International Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.67	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.01	0.06	(B)	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.26)	0.47	(0.05)	1.37
Total from investment operations	(0.25)	0.53	0.08	1.42
Distributions from:
Net investment income	$	(—)	(D)	(0.30)	(0.92)	(0.05)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.04)	(0.34)	(0.97)	(0.05)
Net asset value at end of period	$10.38	$10.67	$10.48	$11.37
Total return(C)	(2.32)%	5.37%	0.94%	14.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$234	$432	$581	$407
Ratio to average net assets:
Net expenses	1.84%	1.84%	1.84%	1.84%
Gross expenses	6.15%	4.73%	4.53%	3.16%
Net investment income	0.21%	0.61%	1.14%	0.59%
Portfolio turnover rate	59%	56%	64%	160%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)	The net investment income per share is based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

116

Financial Highlights (Continued)

Touchstone International Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.66	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.14	0.17	(B)	0.20	(B)	0.16
Net realized and unrealized gains (losses) on investments	(0.28)	0.46	(0.01)	1.37
Total from investment operations	(0.14)	0.63	0.19	1.53
Distributions from:
Net investment income	(0.03)	(0.41)	(1.03)	(0.16)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.07)	(0.45)	(1.08)	(0.16)
Net asset value at end of period	$10.45	$10.66	$10.48	$11.37
Total return	(1.41)%	6.42%	1.97%	15.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$376	$517	$721	$193
Ratio to average net assets:
Net expenses	0.84%	0.84%	0.84%	0.84%
Gross expenses	3.61%	2.91%	2.91%	2.50%
Net investment income	1.21%	1.61%	1.92%	1.52%
Portfolio turnover rate	59%	56%	64%	160%

Touchstone International Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.67	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.14	0.18	(B)	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.27)	0.47	(0.02)	1.37
Total from investment operations	(0.13)	0.65	0.21	1.54
Distributions from:
Net investment income	(0.03)	(0.42)	(1.05)	(0.17)
Realized capital gains	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.07)	(0.46)	(1.10)	(0.17)
Net asset value at end of period	$10.47	$10.67	$10.48	$11.37
Total return	(1.28)%	6.69%	2.11%	15.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$29,157	$29,297	$7,931	$7,746
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%
Gross expenses	1.02%	1.03%	1.41%	1.64%
Net investment income	1.36%	1.76%	2.25%	1.67%
Portfolio turnover rate	59%	56%	64%	160%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

(B)	The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

117

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September 30,
2013	2012	2011(A)
Net asset value at beginning of period	$10.65	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	(B)	(0.09	)(B)	—	(C)
Net realized and unrealized gains on investments	0.44	0.73	0.02
Total from investment operations	0.51	0.64	0.02
Distributions from:
Net investment income	—	—	(C)	—
Realized capital gains	(0.11)	(0.01)	—
Total distributions	(0.11)	(0.01)	—
Net asset value at end of period	$11.05	$10.65	$10.02
Total return(D)	4.84%	6.35%	0.30	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$275,858	$150,148	$260
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	2.27%	1.96%	3.33	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	2.27%	1.97%	28.67	%(G)
Net investment income (loss)	0.65%	(0.90)%	(1.97	)%(G)
Portfolio turnover rate	288%	307%	311	%(E)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)	The net investment income (loss) per share is based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.64%, 1.65% and 1.69% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

(G)	Annualized.

(H)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.64%, 1.66% and 27.03% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

118

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
	Year Ended				September
	September 30,				30,
	2013		2012		2011(A)
Net asset value at beginning of period	$10.54		$10.01		$10.00
Income (loss) from investment operations:
Net investment loss	(0.01	)(B)	(0.17	)(B)	(0.01)
Net realized and unrealized gains on investments	0.43		0.71		0.02
Total from investment operations	0.42		0.54		0.01
Distributions from:
Net investment income	—		—	(C)	—
Realized capital gains	(0.11)		(0.01)		—
Total distributions	(0.11)		(0.01)		—
Net asset value at end of period	$10.85		$10.54		$10.01
Total return(D)	3.93%		5.56%		0.10	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$50,001		$25,739		$254
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	3.05%		2.74%		4.23	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	3.05%		2.75%		29.58	%(G)
Net investment loss	(0.13)%		(1.68)%		(2.74	)%(G)
Portfolio turnover rate	288%		307%		311	%(E)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)	The net investment loss per share is based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.42%, 2.43% and 2.43% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

(G)	Annualized.

(H)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.42%, 2.44% and 27.78% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

119

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
Year Ended	September
September 30,	30,
2013	2012	2011(A)
Net asset value at beginning of period	$10.68	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	(B)	(0.07	)(B)	(0.01)
Net realized and unrealized gains on investments	0.43	0.74	0.03
Total from investment operations	0.53	0.67	0.02
Distributions from:
Net investment income	—	—	(C)	—
Realized capital gains	(0.11)	(0.01)	—
Total distributions	(0.11)	(0.01)	—
Net asset value at end of period	$11.10	$10.68	$10.02
Total return	5.01%	6.75%	0.20	%(D)
Net assets at end of period (000's)	$192,095	$90,741	$1,160
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.02%	1.68%	2.74	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	2.01%	1.70%	8.22	%(F)
Net investment income (loss)	0.90%	(0.62)%	(1.65	)%(F)
Portfolio turnover rate	288%	307%	311	%(D)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)	The net investment income (loss) per share is based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Not annualized.

(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.39%, 1.37% and 1.43% for the years ended September 2013, 2012 and for the period ended 2011, respectively.

(F)	Annualized.

(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.38%, 1.39% and 6.91% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

120

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
Year Ended	September
September 30,	30,
2013	2012	2011(A)
Net asset value at beginning of period	$10.69	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	(B)	(0.06	)(B)	(0.02)
Net realized and unrealized gains on investments	0.44	0.73	0.05
Total from investment operations	0.55	0.67	0.03
Distributions from:	—	(C)
Net investment income	—	—
Realized capital gains	(0.11)	(0.01)	—
Total distributions	(0.11)	(0.01)	—
Net asset value at end of period	$11.13	$10.69	$10.03
Total return	5.20%	6.75%	0.30	%(D)
Net assets at end of period (000's)	$170,930	$79,164	$5,016
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.91%	1.59%	1.86	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	1.92%	1.62%	4.83	%(F)
Net investment income (loss)	1.01%	(0.53)%	(1.13	)%(F)
Portfolio turnover rate	288%	307%	311	%(D)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)	The net investment income (loss) per share is based on average shares outstanding for the period.

(C)	Less than $0.005 per share.

(D)	Not annualized.

(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.28%, 1.28% and 1.28% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

(F)	Annualized.

(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.29%, 1.31% and 4.25% for the years ended September 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

121

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.55	$13.16	$12.67	$11.20	$13.07
Income (loss) from investment operations:
Net investment income (loss)	0.12	(A)	0.10	(A)	(0.02)	0.29	0.04
Net realized and unrealized gains (losses) on
investments	4.51	3.31	0.51	1.24	(1.85)
Total from investment operations	4.63	3.41	0.49	1.53	(1.81)
Distributions from:
Net investment income	(0.31)	(0.02)	—	(0.06)	(0.03)
Realized capital gains	—	—	—	—	(0.03)
Total distributions	(0.31)	(0.02)	—	(0.06)	(0.06)
Net asset value at end of period	$20.87	$16.55	$13.16	$12.67	$11.20
Total return(B)	28.43%	25.95%	3.87%	13.72%	(13.81)%
Ratios and supplemental data:
Net assets at end of period (000's)	$43,611	$905	$698	$685	$453
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.21%	1.15%
Gross expenses	1.50%	3.50%	3.05%	2.84%	3.84%
Net investment income (loss)	0.61%	0.66%	(0.02)%	0.34%	0.39%
Portfolio turnover rate	20%	152%	97%	132%	187%

Touchstone Mid Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013		2012		2011	2010	2009
Net asset value at beginning of period	$16.21		$12.96		$12.58	$11.19	$13.12
Income (loss) from investment operations:
Net investment loss	(0.03	)(A)	(0.01	)(A)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on
investments	4.42		3.26		0.45	1.43	(1.87)
Total from investment operations	4.39		3.25		0.38	1.39	(1.90)
Distributions from:
Net investment income	(0.23)		—		—	—	—
Realized capital gains	—		—		—	—	(0.03)
Total distributions	(0.23)		—		—	—	(0.03)
Net asset value at end of period	$20.37		$16.21		$12.96	$12.58	$11.19
Total return(B)	27.43%		25.08%		3.02%	12.42%	(14.47)%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,018		$962		$476	$249	$169
Ratio to average net assets:
Net expenses	1.96%		1.96%		1.96%	1.94%	1.90%
Gross expenses	2.37%		4.62%		4.95%	4.57%	6.99%
Net investment loss	(0.14)%		(0.09)%		(0.80)%	(0.40)%	(0.38)%
Portfolio turnover rate	20%		152%		97%	132%	187%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

122

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.60	$13.17	$12.68	$11.25	$13.14
Income (loss) from investment operations:
Net investment income	0.17	(A)	0.15	(A)	0.05	0.08	0.07
Net realized and unrealized gains (losses) on
investments	4.53	3.31	0.47	1.44	(1.88)
Total from investment operations	4.70	3.46	0.52	1.52	(1.81)
Distributions from:
Net investment income	(0.32)	(0.03)	(0.03)	(0.09)	(0.05)
Realized capital gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.03)	(0.03)	(0.09)	(0.08)
Net asset value at end of period	$20.98	$16.60	$13.17	$12.68	$11.25
Total return	28.78%	26.29%	4.10%	13.58%	(13.68)%
Ratios and supplemental data:
Net assets at end of period (000's)	$181,276	$47,419	$77,785	$123,493	$168,313
Ratio to average net assets:
Net expenses	0.95%	0.92%	0.96%	0.94%	0.90%
Gross expenses	1.09%	1.08%	1.06%	1.07%	1.05%
Net investment income	0.87%	0.95%	0.26%	0.71%	0.61%
Portfolio turnover rate	20%	152%	97%	132%	187%

Touchstone Mid Cap Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.45	$13.08	$12.59	$11.18	$13.05
Income (loss) from investment operations:
Net investment income (loss)	0.12	(A)	0.10	(A)	(—)	(B)	0.02	0.03
Net realized and unrealized gains (losses) on
investments	4.48	3.28	0.49	1.45	(1.84)
Total from investment operations	4.60	3.38	0.49	1.47	(1.81)
Distributions from:
Net investment income	(0.32)	(0.01)	—	(0.06)	(0.03)
Realized capital gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.01)	—	(0.06)	(0.06)
Net asset value at end of period	$20.73	$16.45	$13.08	$12.59	$11.18
Total return	28.45%	25.89%	3.89%	13.20%	(13.83)%
Ratios and supplemental data:
Net assets at end of period (000's)	$12,858	$267	$934	$652	$1,814
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.19%	1.15%
Gross expenses	1.55%	3.67%	3.68%	2.14%	2.22%
Net investment income (loss)	0.61%	0.66%	(0.09)%	0.45%	0.39%
Portfolio turnover rate	20%	152%	97%	132%	187%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

123

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout The Period

Period
Year Ended	Ended
September	September
30,	30,
2013	2012(A)
Net asset value at beginning of period	$16.61	$15.36
Income from investment operations:
Net investment income	0.19	(B)	0.10	(B)
Net realized and unrealized gains on investments	4.52	1.15
Total from investment operations	4.71	1.25
Distributions from:
Net investment income	(0.33)	—
Net asset value at end of period	$20.99	$16.61
Total return	28.85%	8.14	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$74,170	$12,231
Ratio to average net assets:
Net expenses	0.89%	0.89	%(D)
Gross expenses	1.07%	1.38	%(D)
Net investment income	0.93%	0.98	%(D)
Portfolio turnover rate	20%	152%

(A)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

124

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.98	$10.86	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.09	0.09	0.12
Net realized and unrealized gains (losses) on investments	3.26	2.78	(0.72)	1.74
Total from investment operations	3.36	2.87	(0.63)	1.86
Distributions from:
Net investment income	(0.10)	(0.09)	(0.11)	(0.10)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.25)	(0.75)	(0.27)	(0.10)
Net asset value at end of period	$16.09	$12.98	$10.86	$11.76
Total return(B)	26.26%	27.55%	(5.72)%	18.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$5,307	$3,409	$2,364	$345
Ratio to average net assets:
Net expenses	1.29%	1.29%	1.29%	1.29%
Gross expenses	1.75%	1.97%	2.07%	3.07%
Net investment income	0.73%	0.77%	0.86%	1.07%
Portfolio turnover rate	68%	42%	59%	45%

Touchstone Mid Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.92	$10.82	$11.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(—)	(C)	—	(C)	0.03	0.03
Net realized and unrealized gains (losses) on investments	3.24	2.77	(0.75)	1.75
Total from investment operations	3.24	2.77	(0.72)	1.78
Distributions from:
Net investment income (loss)	(0.01)	(0.01)	(0.04)	(0.04)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.16)	(0.67)	(0.20)	(0.04)
Net asset value at end of period	$16.00	$12.92	$10.82	$11.74
Total return(B)	25.32%	26.64%	(6.45)%	17.88%
Ratios and supplemental data:
Net assets at end of period (000's)	$719	$292	$204	$132
Ratio to average net assets:
Net expenses	2.04%	2.04%	2.04%	2.04%
Gross expenses	4.17%	7.90%	7.74%	3.86%
Net investment income (loss)	(0.02)%	0.02%	0.10%	0.27%
Portfolio turnover rate	68%	42%	59%	45%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

125

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012	2011	2010(A)
Net asset value at beginning of period	$13.03	$10.89	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.11	0.12	0.14
Net realized and unrealized gains (losses) on investments	3.26	2.81	(0.72)	1.76
Total from investment operations	3.41	2.92	(0.60)	1.90
Distributions from:
Net investment income	(0.14)	(0.12)	(0.14)	(0.11)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.29)	(0.78)	(0.30)	(0.11)
Net asset value at end of period	$16.15	$13.03	$10.89	$11.79
Total return	26.53%	27.97%	(5.51)%	19.07%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,782	$13,785	$4,685	$589
Ratio to average net assets:
Net expenses	1.04%	1.04%	1.04%	1.04%
Gross expenses	1.37%	1.46%	1.58%	3.19%
Net investment income	0.98%	1.02%	1.20%	1.40%
Portfolio turnover rate	68%	42%	59%	45%

Touchstone Mid Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012	2011	2010(A)
Net asset value at beginning of period	$13.07	$10.92	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.13	0.16	0.10
Net realized and unrealized gains (losses) on investments	3.28	2.82	(0.75)	1.82
Total from investment operations	3.44	2.95	(0.59)	1.92
Distributions from:
Net investment income	(0.16)	(0.14)	(0.16)	(0.09)
Realized capital gains	(0.15)	(0.66)	(0.16)	—
Total distributions	(0.31)	(0.80)	(0.32)	(0.09)
Net asset value at end of period	$16.20	$13.07	$10.92	$11.83
Total return	26.71%	28.17%	(5.41)%	19.25%
Ratios and supplemental data:
Net assets at end of period (000's)	$144,965	$75,240	$39,808	$39,509
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.89%
Gross expenses	1.09%	1.12%	1.15%	1.93%
Net investment income	1.13%	1.17%	1.21%	1.66%
Portfolio turnover rate	68%	42%	59%	45%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.

See accompanying Notes to Financial Statements.

126

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.11	$6.76	$6.48	$5.93	$7.56
Income (loss) from investment operations:
Net investment income	0.24	0.24	0.21	0.21	0.22
Net realized and unrealized gains (losses) on investments	0.80	1.36	0.28	0.54	(1.64)
Total from investment operations	1.04	1.60	0.49	0.75	(1.42)
Distributions from:
Net investment income	(0.23)	(0.24)	(0.21)	(0.20)	(0.21)
Return of capital	—	(0.01)	—	—	—
Realized capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.25)	(0.21)	(0.20)	(0.21)
Net asset value at end of period	$8.92	$8.11	$6.76	$6.48	$5.93
Total return(A)	12.97%	23.98%	7.43%	12.82%	(18.40)%
Ratios and supplemental data:
Net assets at end of period (000's)	$86,171	$68,780	$28,739	$22,441	$19,879
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.29%	1.30%	1.35%	1.40%	1.55%
Net investment income	2.74%	3.26%	3.02%	3.30%	3.97%
Portfolio turnover rate	56%	16%	54%	29%	30%

Touchstone Premium Yield Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.10	$6.76	$6.49	$5.93	$7.56
Income (loss) from investment operations:
Net investment income	0.16	0.18	0.16	0.16	0.10
Net realized and unrealized gains (losses) on investments	0.80	1.35	0.27	0.55	(1.55)
Total from investment operations	0.96	1.53	0.43	0.71	(1.45)
Distributions from:
Net investment income	(0.16)	(0.18)	(0.16)	(0.15)	(0.18)
Return of capital	—	(0.01)	—	—	—
Realized capital gains	—	—	—	—	—
Total distributions	(0.16)	(0.19)	(0.16)	(0.15)	(0.18)
Net asset value at end of period	$8.90	$8.10	$6.76	$6.49	$5.93
Total return(A)	12.03%	22.93%	6.60%	12.11%	(18.96)%
Ratios and supplemental data:
Net assets at end of period (000's)	$24,009	$15,680	$7,499	$6,870	$3,319
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.08%	2.14%	2.28%	2.23%	3.08%
Net investment income	1.99%	2.51%	2.27%	2.60%	2.80%
Portfolio turnover rate	56%	16%	54%	29%	30%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

127

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.10	$6.75	$6.47	$5.92	$7.55
Income (loss) from investment operations:
Net investment income	0.25	0.27	0.20	0.22	0.22
Net realized and unrealized gains (losses) on investments	0.80	1.35	0.30	0.54	(1.62)
Total from investment operations	1.05	1.62	0.50	0.76	(1.40)
Distributions from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.21)	(0.23)
Return of capital	—	(0.01)	—	—	—
Realized capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.27)	(0.22)	(0.21)	(0.23)
Net asset value at end of period	$8.90	$8.10	$6.75	$6.47	$5.92
Total return	13.14%	24.31%	7.67%	13.14%	(18.22)%
Ratios and supplemental data:
Net assets at end of period (000's)	$66,644	$33,185	$3,980	$11,540	$551
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.04%	1.18%	1.25%	1.53%	13.70%
Net investment income	2.99%	3.51%	3.16%	3.77%	2.97%
Portfolio turnover rate	56%	16%	54%	29%	30%

See accompanying Notes to Financial Statements.

128

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class A

Selected Data for a Share Outstanding

				Period
				Ended
	Year Ended			September
	September 30,			30,
	2013	2012		2011(A)
Net asset value at beginning of period	$12.65	$9.39		$9.39
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.09	)(B)	(0.03)
Net realized and unrealized gains on investments	3.48	3.35		0.03
Total from investment operations	3.43	3.26		—
Net asset value at end of period	$16.08	$12.65		$9.39
Total return(C)	27.11%	34.72%		0.00	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$416,396	$186,384		$21,211
Ratio to average net assets:
Net expenses	1.28%	1.37%		1.45	%(E)
Gross expenses	1.37%	1.47%		1.64	%(E)
Net investment loss	(0.62)%	(0.74)%		(0.94	)%(E)
Portfolio turnover rate	37%	19%		19	%(D)

Touchstone Sands Capital Select Growth Fund—Class C

Selected Data for a Share Outstanding

				Period
				Ended
	Year Ended			September
	September 30,			30,
	2013	2012		2011(A)
Net asset value at beginning of period	$12.47	$9.33		$9.39
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.17	)(B)	(0.06)
Net realized and unrealized gains on investments	3.40	3.31		—	(F)
Total from investment operations	3.27	3.14		(0.06)
Net asset value at end of period	$15.74	$12.47		$9.33
Total return(C)	26.14%	33.66%		(0.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$198,584	$88,931		$8,660
Ratio to average net assets:
Net expenses	2.03%	2.12%		2.20	%(E)
Gross expenses	2.14%	2.22%		2.56	%(E)
Net investment loss	(1.37)%	(1.49)%		(1.69	)%(E)
Portfolio turnover rate	37%	19%		19	%(D)

(A)	Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

129

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012		2011	2010	2009
Net asset value at beginning of period	$12.90	$9.56		$8.83	$7.34	$6.86
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.06	)(A)	(0.14)	(0.07)	(0.03)
Net realized and unrealized gains on investments	3.56	3.40		0.87	1.56	0.51
Total from investment operations	3.54	3.34		0.73	1.49	0.48
Net asset value at end of period	$16.44	$12.90		$9.56	$8.83	$7.34
Total return	27.44%	34.94%		8.14%	20.44%	7.00%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,684,731	$1,215,124		$392,464	$120,333	$82,918
Ratio to average net assets:
Net expenses	1.03%	1.11%		1.20%	1.22%	0.98%
Gross expenses	1.06%	1.18%		1.23%	1.28%	1.05%
Net investment loss	(0.37)%	(0.49)%		(0.68)%	(0.52)%	(0.48)%
Portfolio turnover rate	37%	19%		19%	27%	50%

Touchstone Sands Capital Select Growth Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013	2012		2011	2010	2009
Net asset value at beginning of period	$12.65	$9.39		$8.70	$7.24	$6.79
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.08	)(A)	(0.07)	(0.04)	(0.04)
Net realized and unrealized gains on investments	3.53	3.34		0.76	1.50	0.49
Total from investment operations	3.43	3.26		0.69	1.46	0.45
Net asset value at end of period	$16.08	$12.65		$9.39	$8.70	$7.24
Total return	27.11%	34.72%		7.93%	20.17%	6.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,140,884	$1,836,957		$911,849	$540,329	$333,200
Ratio to average net assets:
Net expenses	1.28%	1.32%		1.42%	1.47%	1.23%
Gross expenses	1.37%	1.39%		1.52%	1.53%	1.32%
Net investment loss	(0.62)%	(0.70)%		(0.93)%	(0.79)%	(0.74)%
Portfolio turnover rate	37%	19%		19%	27%	50%

(A)	The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

130

Financial Highlights (Continued)

Touchstone Small Cap Core Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.02	$11.94	$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.44	0.05	(0.02)	0.02
Net realized and unrealized gains on investments	3.28	4.20	0.35	1.60
Total from investment operations	3.72	4.25	0.33	1.62
Distributions from:
Net investment income	(0.18)	—	(B)	(0.01)	—
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.30)	(0.17)	(0.01)	—
Net asset value at end of period	$19.44	$16.02	$11.94	$11.62
Total return(C)	23.60%	35.86%	2.82%	16.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$122,394	$84,539	$43,074	$50,110
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.34%	1.34%
Gross expenses	1.53%	1.58%	1.79%	1.55%
Net investment income (loss)	2.47%	0.37%	(0.10)%	0.32%
Portfolio turnover rate	15%	11%	37%	29%

Touchstone Small Cap Core Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$15.69	$11.79	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	(0.01)	(0.08)	(0.02)
Net realized and unrealized gains on investments	3.22	4.08	0.32	1.57
Total from investment operations	3.52	4.07	0.24	1.55
Distributions from:
Net investment income	(0.08)	—	(B)	—	(B)	—
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.20)	(0.17)	—	(B)	—
Net asset value at end of period	$19.01	$15.69	$11.79	$11.55
Total return(C)	22.69%	34.78%	2.08%	15.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$28,685	$24,278	$11,739	$5,245
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.09%	2.09%
Gross expenses	2.24%	2.30%	2.51%	2.57%
Net investment income (loss)	1.72%	(0.38)%	(0.80)%	(0.43)%
Portfolio turnover rate	15%	11%	37%	29%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

131

Financial Highlights (Continued)

Touchstone Small Cap Core Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.13	$12.00	$11.67	$10.00
Income from investment operations:
Net investment income	0.46	0.07	0.02	0.03
Net realized and unrealized gains on investments	3.34	4.24	0.34	1.64
Total from investment operations	3.80	4.31	0.36	1.67
Distributions from:
Net investment income	(0.22)	(0.01)	(0.03)	—
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.34)	(0.18)	(0.03)	—
Net asset value at end of period	$19.59	$16.13	$12.00	$11.67
Total return	24.01%	36.23%	3.05%	16.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$258,024	$168,987	$58,164	$33,536
Ratio to average net assets:
Net expenses	1.03%	1.04%	1.09%	1.09%
Gross expenses	1.14%	1.17%	1.21%	1.31%
Net investment income	2.78%	0.66%	0.21%	0.61%
Portfolio turnover rate	15%	11%	37%	29%

Touchstone Small Cap Core Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.11	$11.99	$11.65	$10.00
Income from investment operations:
Net investment income	0.49	0.06	0.03	0.06
Net realized and unrealized gains on investments	3.32	4.26	0.35	1.61
Total from investment operations	3.81	4.32	0.38	1.67
Distributions from:
Net investment income	(0.23)	(0.03)	(0.04)	(0.02)
Realized capital gains	(0.12)	(0.17)	—	(B)	—
Total distributions	(0.35)	(0.20)	(0.04)	(0.02)
Net asset value at end of period	$19.57	$16.11	$11.99	$11.65
Total return	24.13%	36.32%	3.24%	16.74%
Ratios and supplemental data:
Net assets at end of period (000's)	$395,770	$247,876	$43,035	$10,386
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.07%	1.09%	1.16%	1.32%
Net investment income	2.87%	0.77%	0.36%	0.66%
Portfolio turnover rate	15%	11%	37%	29%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

132

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
Year Ended	September
September 30,	30,
2013	2012	2011(A)(B)
Net asset value at beginning of period	$18.33	$13.85	$17.36
Income (loss) from investment operations:
Net investment income	0.41	0.21	(C)	0.22
Net realized and unrealized gains (losses) on investments	4.45	4.60	(3.57)
Total from investment operations	4.86	4.81	(3.35)
Distributions from:
Net investment income	(0.40)	(0.33)	(0.16)
Net asset value at end of period	$22.79	$18.33	$13.85
Total return(D)	26.82%	34.87%	(19.37	%)(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$34,826	$32,115	$37,385
Ratio to average net assets:
Net expenses	1.43%	1.43%	1.43	%(F)
Gross expenses	1.78%	1.77%	1.72	%(F)
Net investment income	1.98%	1.26%	1.97	%(F)
Portfolio turnover rate	98%	109%	206	%(E)

Touchstone Small Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Period
Year Ended	Ended
September 30,	September
30,
2013	2012	2011(A)
Net asset value at beginning of period	$18.23	$13.82	$17.36
Income (loss) from investment operations:
Net investment income	0.29	0.09	(C)	0.09
Net realized and unrealized gains (losses) on investments	4.39	4.58	(3.50)
Total from investment operations	4.68	4.67	(3.41)
Distributions from:
Net investment income	(0.30)	(0.26)	(0.13)
Net asset value at end of period	$22.61	$18.23	$13.82
Total return(D)	25.90%	33.95%	(19.77	%)(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$841	$104	$2
Ratio to average net assets:
Net expenses	2.18%	2.18%	2.18	%(F)
Gross expenses	5.19%	28.35%	342.41	%(F)
Net investment income	1.23%	0.51%	0.95	%(F)
Portfolio turnover rate	98%	109%	206	%(E)

(A)	Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.
(B)	Effective June 10, 2011, Class Z shares converted to Class A shares.
(C)	The net investment income per share is based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

133

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
Year Ended	September
September 30,	30,
2013	2012	2011(A)
Net asset value at beginning of period	$18.36	$13.89	$17.36
Income (loss) from investment operations:
Net investment income	0.48	0.26	(B)	0.71
Net realized and unrealized gains (losses) on investments	4.44	4.59	(4.00)
Total from investment operations	4.92	4.85	(3.29)
Distributions from:
Net investment income	(0.46)	(0.38)	(0.18)
Net asset value at end of period	$22.82	$18.36	$13.89
Total return	27.11%	35.19%	(19.10	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$769	$222	$2
Ratio to average net assets:
Net expenses	1.18%	1.18%	1.18	%(D)
Gross expenses	3.45%	22.47%	70.29	%(D)
Net investment income	2.23%	1.51%	2.05	%(D)
Portfolio turnover rate	98%	109%	206	%(C)

Touchstone Small Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Period
Year Ended	Ended
September 30,	September
30,
2013	2012	2011(A)
Net asset value at beginning of period	$18.35	$13.86	$17.36
Income (loss) from investment operations:
Net investment income	0.48	0.29	(B)	0.20
Net realized and unrealized gains (losses) on investments	4.47	4.60	(3.51)
Total from investment operations	4.95	4.89	(3.31)
Distributions from:
Net investment income	(0.49)	(0.40)	(0.19)
Net asset value at end of period	$22.81	$18.35	$13.86
Total return	27.30%	35.56%	(19.23	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,665	$1,160	$741
Ratio to average net assets:
Net expenses	1.03%	1.03%	1.03	%(D)
Gross expenses	1.83%	1.87%	3.59	%(D)
Net investment income	2.38%	1.66%	2.12	%(D)
Portfolio turnover rate	98%	109%	206	%(C)

(A)	Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

134

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class A†

Selected Data for a Share Outstanding Throughout Each Period††

				Period
				Ended		Period
	Year Ended			September		Ended
	September 30,			30,		March 31,
	2013	2012		2011(A)		2011(B)
Net asset value at beginning of period	$10.50	$10.13		$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.21	0.23		0.24		0.28
Net realized and unrealized gains (losses) on investments	(0.36)	0.41		0.24		(0.14	)(C)
Total from investment operations	(0.15)	0.64		0.48		0.14
Distributions from:
Net investment income	(0.27)	(0.27)		(0.25)		(0.39)
Realized capital gains	(0.01)	—		—		—
Total distributions	(0.28)	(0.27)		(0.25)		(0.39)
Net asset value at end of period	$10.07	$10.50		$10.13		$9.90
Total return(D)	(1.48)%	6.42%		5.02	%(E)	1.31	%(E)(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$12,167	$10,210		$4,737		$7
Ratio to average net assets:
Net expenses	0.90%	0.90%		0.90	%(G)	0.65	%(G)
Gross expenses	1.10%	1.22%		1.69	%(G)	1.75	%(G)
Net investment income	2.07%	2.26%		4.40	%(G)	4.16	%(G)
Portfolio turnover rate	35%	79	%(H)	7	%(E)	27	%(E)

†	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.
††	Per share data prior to August 1, 2011, reflects a 1.01491:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.

(A)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares were renamed Class A shares.
(B)	Represents the period from commencement of operations (August 16, 2010) through March 31, 2011.
(C)	This amount per share is a loss for the Class A shares because of the short time period since the Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Class Y shares were in operation. The loss during this period is offset by the gain in the Class Y shares during the full fiscal year to create a gain in the Net Realized and Unrealized Gain on Investments in the other classes.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

135

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
	Year Ended			September
	September 30,			30,
	2013	2012		2011(A)
Net asset value at beginning of period	$10.49	$10.12		$10.04
Income (loss) from investment operations:
Net investment income	0.11	0.14		0.06
Net realized and unrealized gains (losses) on investments	(0.35)	0.42		0.09
Total from investment operations	(0.24)	0.56		0.15
Distributions from:
Net investment income	(0.19)	(0.19)		(0.07)
Realized capital gains	(0.01)	—		—
Total distributions	(0.20)	(0.19)		(0.07)
Net asset value at end of period	$10.05	$10.49		$10.12
Total return(B)	(2.33)%	5.63%		1.51	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,455	$3,257		$2,587
Ratio to average net assets:
Net expenses	1.65%	1.65%		1.65	%(D)
Gross expenses	2.10%	2.03%		2.55	%(D)
Net investment income	1.32%	1.51%		3.75	%(D)
Portfolio turnover rate	35%	79	%(E)	7	%(C)

(A)	Represents the period from commencement of operations (August 1, 2011) through September 30, 2011.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

136

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class Y†

Selected Data for a Share Outstanding Throughout Each Period††

				Period
				Ended
	Year Ended			September
	September 30,			30,		Year Ended March 31,
	2013	2012		2011(A)		2011		2010		2009
Net asset value at beginning of period	$10.52	$10.15		$9.86		$9.66		$8.48		$9.20
Income (loss) from investment operations:
Net investment income	0.23	0.25		0.24		0.45		0.48		0.48
Net realized and unrealized gains (losses) on investments	(0.36)	0.42		0.30		0.21		1.21		(0.73)
Total from investment operations	(0.13)	0.67		0.54		0.66		1.69		(0.25)
Distributions from:
Net investment income	(0.30)	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)
Realized capital gains	(0.01)	—		—		—		—		—
Total distributions	(0.31)	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)
Net asset value at end of period	$10.08	$10.52		$10.15		$9.86		$9.66		$8.48
Total return	(1.32%)	6.72%		5.29	%(B)	6.97	%(C)	20.28	%(C)	(2.79	)%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$19,635	$29,716		$17,810		$16,512		$16,877		$13,075
Ratio to average net assets:
Net expenses	0.62%	0.58%		0.48	%(D)	0.40%		0.40%		0.40%
Gross expenses	0.71%	0.70%		1.13	%(D)	1.62%		1.56%		1.14%
Net investment income	2.34%	2.59%		4.35	%(D)	4.46%		5.10%		5.23%
Portfolio turnover rate	35%	79	%(E)	7	%(B)	27%		29%		24%

†	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.
††	Per share data prior to August 1, 2011, reflects a 0.87567:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.

(A)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares.
(B)	Not annualized.
(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

137

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
	Year Ended			September
	September 30,			30,
	2013	2012		2011(A)
Net asset value at beginning of period	$10.51	$10.14		$10.06
Income from investment operations:
Net investment income	0.25	0.22		0.08
Net realized and unrealized gains (losses) on investments	(0.36)	0.46		0.09
Total from investment operations	(0.11)	0.68		0.17
Distributions from:
Net investment income	(0.31)	(0.31)		(0.09)
Realized capital gains	(0.01)	—		—
Total distributions	(0.32)	(0.31)		(0.09)
Net asset value at end of period	$10.08	$10.51		$10.14
Total return	(1.09)%	6.81%		1.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$133,051	$148,341		$6,386
Ratio to average net assets:
Net expenses	0.50%	0.50%		0.50	%(C)
Gross expenses	0.60%	0.67%		1.21	%(C)
Net investment income	2.47%	2.66%		4.89	%(C)
Portfolio turnover rate	35%	79	%(D)	7	%(B)

(A)	Represents the period from commencement of operations (August 1, 2011) through September 30, 2011.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

138

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2013		2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.09		0.09
Net realized and unrealized losses on investments	(0.04)		(0.01)
Total from investment operations	0.05		0.08
Distributions from:
Net investment income	(0.16)		(0.09)
Net asset value at end of period	$9.45		$9.56
Total return(B)	0.48%		0.85	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$32,088		$34,228
Ratio to average net assets:
Net expenses	0.69%		0.69	%(D)
Gross expenses	0.83%		1.19	%(D)
Net investment income	0.85%		1.40	%(D)
Portfolio turnover rate	107	%(E)	169	%(E)

Touchstone Ultra Short Duration Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2013		2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income from investment operations:
Net investment income	0.04		0.05
Net realized and unrealized gains (losses) on investments	(0.04)		0.01
Total from investment operations	—		0.06
Distributions from:
Net investment income	(0.11)		(0.07)
Net asset value at end of period	$9.45		$9.56
Total return(B)	(0.02)%		0.62	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$13,568		$11,517
Ratio to average net assets:
Net expenses	1.19%		1.19	%(D)
Gross expenses	1.39%		1.68	%(D)
Net investment income	0.35%		0.90	%(D)
Portfolio turnover rate	107	%(E)	169	%(E)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

139

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2013		2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.12		0.08
Net realized and unrealized gains (losses) on investments	(0.05)		0.01
Total from investment operations	0.07		0.09
Distributions from:
Net investment income	(0.18)		(0.10)
Net asset value at end of period	$9.45		$9.56
Total return	0.74%		0.97	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$249,250		$190,515
Ratio to average net assets:
Net expenses	0.44%		0.44	%(C)
Gross expenses	0.51%		0.55	%(C)
Net investment income	1.10%		1.65	%(C)
Portfolio turnover rate	107	%(D)	169	%(D)

Touchstone Ultra Short Duration Fixed Income Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013		2012		2011	2010	2009
Net asset value at beginning of period	$9.56		$9.58		$9.68	$9.66	$9.74
Income (loss) from investment operations:
Net investment income	0.09		0.14		0.15	0.18	0.32
Net realized and unrealized gains (losses) on investment	(0.04)		0.06		(0.04)	0.06	(0.07)
Total from investment operations	0.05		0.20		0.11	0.24	0.25
Distributions from:
Net investment income	(0.16)		(0.22)		(0.21)	(0.22)	(0.33)
Net asset value at end of period	$9.45		$9.56		$9.58	$9.68	$9.66
Total return	0.52%		2.10%		1.12%	2.49%	2.60%
Ratios and supplemental data:
Net assets at end of period (000's)	$381,554		$338,669		$346,131	$236,650	$108,552
Ratio to average net assets:
Net expenses	0.65%		0.64%		0.69%	0.69%	0.69%
Gross expenses	0.73%		0.73%		0.78%	0.81%	0.85%
Net Investment Income	0.89%		1.45%		1.39%	1.69%	3.41%
Portfolio turnover rate	107	%(D)	169	%(D)	144%	119%	15%

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

140

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2013		2012(A)
Net asset value at beginning of period	$9.56		$9.57
Income from investment operations:
Net investment income	0.14		0.09
Net realized and unrealized gains (losses) on investments	(0.07)		—	(B)
Total from investment operations	0.07		0.09
Distributions from:
Net investment income	(0.18)		(0.10)
Net asset value at end of period	$9.45		$9.56
Total return	0.78%		0.99	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$59,662		$6,697
Ratio to average net assets:
Net expenses	0.39%		0.39	%(D)
Gross expenses	0.52%		1.23	%(D)
Net investment income	1.15%		1.70	%(D)
Portfolio turnover rate	107	%(E)	169	%(E)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Less than $0.005 per share.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

141

Notes to Financial Statements

September 30, 2013

1. Organization

The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to a Declaration of Trust dated October 25, 1993. The Trust consists of multiple funds including the following twelve funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

Touchstone Global Real Estate Fund (“Global Real Estate Fund”)

Touchstone International Fixed Income Fund (“International Fixed Income Fund”)

Touchstone Merger Arbitrage Fund (“Merger Arbitrage Fund”)

Touchstone Mid Cap Fund (“Mid Cap Fund”)

Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”)

Touchstone Premium Yield Equity Fund (“Premium Yield Equity Fund”)

Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”)

Touchstone Small Cap Core Fund (“Small Cap Core Fund”)

Touchstone Small Cap Value Fund (“Small Cap Value Fund”)

Touchstone Total Return Bond Fund (“Total Return Bond Fund”)

Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”)

Each Fund is an open-end, diversified, management investment company, with the exception of the Global Real Estate Fund, International Fixed Income Fund, Merger Arbitrage Fund, Sands Capital Select Growth Fund and Small Cap Core Fund, each of which is an open-end, non-diversified management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1–	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3–	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

142

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2013, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments or Tabular Presentation, which also includes a breakdown of the Fund’s investments by geographic, portfolio, sector allocation, or credit quality. The Funds did not hold any Level 3 categorized securities during the year ended September 30, 2013.

All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended September 30, 2013, there were no transfers between Levels 1, 2 and 3 for all Funds, except as shown in the Portfolio of Investments for the Emerging Markets Equity Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board ofTrustees and are categorized in Level 3. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into U.S. dollars using currency exchange rates.

Level 2 Valuation — Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Funds to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV of the Funds. Any debt securities held by the Funds for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation — Securities held by the Funds that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Funds’ Board ofTrustees. The Funds may use fair value pricing under the following circumstances, among others:

143

Notes to Financial Statements (Continued)

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Certain Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses.

New accounting pronouncement — In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11,“Disclosures about Offsetting Assets and Liabilities”. ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under the International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing, and securities lending transactions that are either offset in the Statement of Assets and Liabilities or are subject to an enforceable master netting arrangement or similar agreement. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements and disclosures.

Securities sold short — The Funds periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2013, the Merger Arbitrage Fund held securities sold short with a fair value of $197,628,298 and had securities with a fair value of $178,481,298 held as collateral and cash collateral of $178,988,395 for both securities sold short and written options.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount

144

Notes to Financial Statements (Continued)

equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of September 30, 2013, the Merger Arbitrage Fund held written options with a fair value of $22,200 and had securities with a fair value of $178,481,298 held as collateral and cash collateral of $178,988,395 for both securities sold short and written options. The Merger Arbitrage Fund also held purchased options with a fair value of $17,740 as of September 30, 2013.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2013, the International Fixed Income Fund and the Merger Arbitrage Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

Derivative instruments and hedging activities — The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2013:

145

Notes to Financial Statements (Continued)

Fair Value of Derivative Investments
As of September 30, 2013
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
International Fixed Income Fund	Forward-Foreign Currency Exchange Contracts*	$549,785	$908,013
Merger Arbitrage Fund	Forward-Foreign Currency Exchange Contracts*	43,753	99,427
	Written Options-Equity Contracts**	—	22,200
	Purchased Options-Equity Contracts***	17,740	—
Small Cap Core Fund	Warrants-Equity Contracts***	191,392	—

* Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts, respectively.

**	Statements of Assets and Assets and Liabilities Location: Written options at market value.

***	Statements of Assets and Liabilities Location: Non-affiliated security, at market value.

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended September 30, 2013
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
International Fixed Income Fund	Forward-Foreign Currency Exchange Contracts*	$(170,990)	$(345,046)
Merger Arbitrage Fund	Forward-Foreign Currency Exchange Contracts*	416,358	(31,374)
	Written Options-Equity Contracts**	—	(700)
	Purchased Options-Equity Contracts***		(41,563)
Small Cap Core Fund	Warrants-Equity Contracts***	—	191,392

* Statements of Operations Location: Net realized gains (losses) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency transactions, respectively.

**	Statements of Operations Location: net change in unrealized depreciation on written options.

***	Statements of Operations Location: net change in unrealized appreciation (depreciation) on investments.

For the year ended September 30, 2013, the average quarterly balance of outstanding derivative financial instruments were as follows:

	International	Merger	Small
	Fixed Income	Arbitrage	Cap Core
	Fund	Fund	Fund
Equity contracts:
Purchased Options - Average number of contracts	—	89	—
Written Options - Average number of contracts	—	20	—
Forward foreign currency exchange contracts:
Average number of contracts	30	1	13,869
Average U.S. dollar amount purchased	$21,748,507	$7,427,751	$—
Average U.S. dollar amount sold	$23,595,541	$—	$—

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next

146

Notes to Financial Statements (Continued)

business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of September 30, 2013, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Emerging Markets Equity Fund	$8,051,758	$8,442,505
Global Real Estate Fund	81,084	85,165
Mid Cap Fund	35,588,559	36,219,885
Mid Cap Value Fund	4,729,324	4,832,254
Sands Capital Select Growth Fund	65,454,021	67,156,968
Small Cap Core Fund	75,237,628	77,061,878
Small Cap Value Fund	2,121,966	2,162,727

All collateral received as cash is received, held, and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the market value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds (except the International Fixed Income Fund, Total Return Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). The maximum offering price per share of Class A shares of the International Fixed Income Fund and Total Return Bond Fund is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C, Class Y, Class Z, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent

147

Notes to Financial Statements (Continued)

deferred sales charge (“CDSC”) of up to 1% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Emerging Markets Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, and Small Cap Core Fund distribute their income, if any, annually, as a dividend to shareholders. The Global Real Estate Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The International Fixed Income Fund, Premium Yield Equity Fund and Total Return Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares daily and distributes its income, if any, monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invest in underlying funds is affected by the timing of dividend declarations by investee funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, inTouchstone InvestmentTrust,Touchstone StrategicTrust,Touchstone Variable SeriesTrust,Touchstone Institutional FundsTrust, and TouchstoneTax-Free Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2013:

148

Notes to Financial Statements (Continued)

	Emerging	Global	International	Merger
	Markets Equity	Real Estate	Fixed Income	Arbitrage
	Fund	Fund	Fund	Fund
Purchases of investment securities	$122,658,391	$33,182,704	$16,741,544	$1,590,045,759
Proceeds from sales and maturities	$249,486,805	$43,096,338	$19,367,944	$1,284,663,207

		Mid Cap	Premium Yield	Sands Capital
	Mid Cap	Value	Equity	Select Growth
	Fund	Fund	Fund	Fund
Purchases of investment securities	$279,488,023	$127,911,278	$96,619,592	$2,407,274,461
Proceeds from sales and maturities	$30,767,940	$83,602,098	$80,997,455	$1,522,111,381

	Small Cap	Small Cap	Total Return	Ultra Short
	Core	Value	Bond	Duration Fixed
	Fund	Fund	Fund	Income Fund
Purchases of investment securities *	$257,920,214	$35,043,870	$35,974,137	$685,348,416
Proceeds from sales and maturities *	$94,742,312	$37,357,387	$24,932,549	$502,970,680

*	The cost of purchases and proceeds from sales and maturities on the Ultra Short Duration Fixed Income Fund excludes the purchases and sales of the Acquired Funds (see Note 11). If these transactions were included, purchases and sales would have been higher.

For the year ended September 30, 2013, purchases and proceeds from sales and maturities in U.S. Government Securities were $218,516 and $0 for the International Fixed Income Fund, $23,419,872 and $47,020,299 for the Total Return Bond Fund and $53,912,600 and $99,990,156 for the Ultra Short Duration Fixed Income Fund, respectively.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers ofTouchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”)

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

149

Notes to Financial Statements (Continued)

Emerging Markets Equity Fund	1.05% on the first $200 million
1.00% on the next $200 million
0.90% of such assets in excess of $400 million
Global Real Estate Fund	0.80%
International Fixed Income Fund	0.55% on the first $100 million
0.50% on the next $150 million
0.45% of such assets in excess of $250 million
Merger Arbitrage Fund	1.05%
Mid Cap Fund	0.80% on the first $500 million
0.75% on the next $500 million
0.70% of such assets in excess of $1 billion
Mid Cap Value Fund	0.85% on the first $100 million
0.80% on the next $300 million
0.75% of such assets in excess of $400 million
Premium Yield Equity Fund	0.70% on the first $100 million
0.65% of such assets in excess of $100 million
Sands Capital Select Growth Fund	0.85% on the first $1 billion
0.80% on the next $500 million
0.75% on the next $500 million
0.70% of such assets in excess of $2 billion
Small Cap Core Fund	0.85%
Small Cap Value Fund*	0.90%
Total Return Bond Fund	0.35%
Ultra Short Duration Fixed Income Fund	0.25%

* Prior to May 23, 2013, the Fund paid 0.95% on the first $100 million and 0.90% of such assets in excess of $100 million.

In addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund’s benchmark index, for the preceding twelve month period, as follows:

			Annual	Highest / Lowest
	Benchmark	Benchmark	Adjustment	Possible Advisory
	Index	Threshold	Rate	Fee
Sands Capital Select Growth Fund	Russell1000 Growth Index	+/-2.50%	+/-0.15%	1.00% / 0.55%

For the year ended September 30, 2013, the Advisor’s base fee was increased by $1,279,586 as a result of the performance fee adjustment.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

AGF Investments America, Inc.	GAM International Management Limited
Emerging Markets Equity Fund	International Fixed Income Fund
Forum Securities Ltd.*	Lee Munder Capital Group LLC
Global Real Estate Fund	Mid Cap Value Fund

150

Notes to Financial Statements (Continued)

DePrince, Race & Zollo, Inc.	The London Company
Small Cap Value Fund	Small Cap Core Fund
Mid Cap Fund

EARNEST Partners LLC	Longfellow Investment Management Co.
Total Return Bond Fund	Merger Arbitrage Fund

Fort Washington Investment Advisors, Inc.**	Miller/Howard Investments, Inc.
Ultra Short Duration Fixed Income Fund	Premium Yield Equity Fund

Sands Capital Management, LLC
Sands Capital Select Growth Fund

*Effective June 3, 2013, Forum Securities Ltd. became the sub-advisor of the Global Real Estate Fund; prior to June 3, 2013, Russell Implementation Services, Inc. was the interim sub-advisor.

**Affiliate of the Advisor and wholly-owned indirect subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an Expense Limitation Agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with GAAP; the cost of “Acquired Fund Fees and Expenses”; if any, and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees, administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

					Institutional
	Class A	Class C	Class Y	Class Z	Class
Emerging Markets Equity Fund	1.69%	2.44%	1.44%	—	1.29%
Global Real Estate Fund	1.39%	2.14%	1.14%	—	0.99%
International Fixed Income Fund	1.09%	1.84%	0.84%	—	0.69%
Merger Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Mid Cap Fund	1.21%	1.96%	0.96%	1.21%	0.89%
Mid Cap Value Fund	1.29%	2.04%	1.04%	—	0.89%
Premium Yield Equity Fund	1.20%	1.95%	0.95%	—	—
Small Cap Core Fund	1.34%	2.09%	1.09%	—	0.94%
Small Cap Value Fund	1.43%	2.18%	1.18%	—	1.03%
Total Return Bond Fund	0.90%	1.65%	0.65%	—	0.50%
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.44%	0.69%	0.39%

These expense limitations will remain in effect for all Funds except the Total Return Bond Fund and Ultra Short Duration Fixed Income Fund until at least January 29, 2014. The fee waivers and expense reimbursements for the Total Return Bond Fund and Ultra Short Duration Fixed Income Fund will remain in effect until at least April 16, 2014 and May 19, 2014, respectively.

The Advisor has agreed to limit certain Funds’ other operating expenses (“Other Expenses”) to the following levels. These expense limitations will remain in effect until at least January 29, 2014.

	Class A	Class C	Class Y	Class Z
Sands Capital Select Growth Fund	0.25%	0.25%	0.25%	0.25%

151

Notes to Financial Statements (Continued)

During the year ended September 30, 2013, the Advisor or affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds as follows:

			Other
	Investment		Operating
	Advisory	Administration	Expenses
	Fees Waived	Fees Waived	Reimbursed
Emerging Markets Equity Fund	$—	$—	$85,807
Global Real Estate Fund	69,734	36,766	41,640
International Fixed Income Fund	36,834	51,472	49,930
Merger Arbitrage Fund	—	—	15,390
Mid Cap Fund	—	229,758	71,663
Mid Cap Value Fund	9,637	212,525	67,195
Premium Yield Equity Fund	—	—	147,831
Sands Capital Select Growth Fund	—	—	2,540,604
Small Cap Core Fund	—	739,006	141,585
Small Cap Value Fund	38,643	62,049	58,344
Total Return Bond Fund	—	150,205	42,249
Ultra Short Duration Fixed Income Fund	—	455,573	52,480

Under the terms of the Expense Limitations Agreement the Advisor is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

As of September 30, 2013, the Advisor may seek recoupment of previously waived and reimbursed fees as follows:

	Expiration	Expiration
	September 30,	September 30,
Fund	2015	2016
Emerging Markets Equity Fund	$97,952	$—
Global Real Estate Fund	67,941	143,253
International Fixed Income Fund	34,638	131,781
Merger Arbitrage Fund	4,805	15,390
Mid Cap Fund	90,758	256,834
Mid Cap Value Fund	130,859	273,521
Premium Yield Equity Fund	32,094	45,482
Sands Capital Select Growth Fund	770,598	2,128,875
Small Cap Core Fund	313,523	789,388
Small Cap Value Fund	87,517	130,886
Total Return Bond Fund	126,307	163,756
Ultra Short Duration Fixed Income Fund	300,036	470,719

For the year ended September 30, 2013, the Advisor recouped fees from the Emerging Markets Fund, Merger Arbitrage Fund and Ultra Short Duration Fixed Income Fund of $40,272, $11,659 and $2,372, respectively.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board ofTrustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excludingTouchstone Institutional Money Market Fund,Touchstone Institutional

152

Notes to Financial Statements (Continued)

Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION AND SHAREHOLDERS SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund (except the Ultra Short Duration Fixed Income Fund) pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets for at least one year from April 16, 2013. Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee of up to 0.25% of average daily net assets that are attributed to Class Z shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended September 30, 2013:

Fund	Amount
Emerging Markets Equity Fund	$2,181
Global Real Estate Fund	635
International Fixed Income Fund	340
Merger Arbitrage Fund	17,858
Mid Cap Fund	39,830
Mid Cap Value Fund	3,375
Premium Yield Equity Fund	45,777
Sands Capital Select Growth Fund	170,934
Small Cap Core Fund	10,458
Small Cap Value Fund	3,076
Total Return Bond Fund	1,988
Ultra Short Duration Fixed Income Fund	945

153

Notes to Financial Statements (Continued)

In addition, the Underwriter collected CDSC on the redemption of Class A shares for the Ultra Short Duration Fixed Income Fund of $10,319 and collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended September 30, 2013:

Fund	Amount
Emerging Markets Equity Fund	$194
Global Real Estate Fund	160
International Fixed Income Fund	81
Merger Arbitrage Fund	3,453
Mid Cap Fund	779
Mid Cap Value Fund	14
Premium Yield Equity Fund	896
Sands Capital Select Growth Fund	17,913
Small Cap Core Fund	878
Total Return Bond Fund	1,204
Ultra Short Duration Fixed Income Fund	562

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2013, is as follows:

		Share Activity
	Balance			Balance		Value
	09/30/12	Purchases	Sales	09/30/13	Dividends	09/30/13
Emerging Markets Equity Fund	603	130,538,709	(130,539,275)	37	$4,810	$37
Global Real Estate Fund	808,114	11,516,385	(12,039,894)	284,605	257	284,605
International Fixed Income Fund	2,061,388	14,099,963	(13,277,019)	2,884,332	554	2,884,332
Merger Arbitrage Fund	10,751,954	806,288,270	(767,357,456)	49,682,768	31,523	49,682,768
Mid Cap Fund	938,052	213,634,121	(207,983,144)	6,589,029	2,408	6,589,029
Mid Cap Value Fund	1,677,943	86,727,927	(86,831,648)	1,574,222	1,684	1,574,222
Premium Yield Equity Fund	16,172,313	84,637,621	(99,003,796)	1,806,138	3,434	1,806,138
Sands Capital Select Growth Fund	83,047,789	1,144,747,429	(1,119,811,367)	107,983,851	46,494	107,983,851
Small Cap Core Fund	8,371,104	212,280,193	(210,497,559)	10,153,738	15,229	10,153,738
Small Cap Value Fund	626,030	16,305,422	(16,353,139)	578,313	447	578,313
Total Return Bond Fund	3,129,218	82,404,954	(85,490,310)	43,862	2,769	43,862
Ultra Short Duration Fixed Income Fund	33,758,248	1,029,759,276	(1,041,055,090)	22,462,434	15,336	22,462,434

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company

154

Notes to Financial Statements (Continued)

taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2013 and 2012 was as follows:

	Emerging Markets		Global Real		International Fixed
	Equity Fund		Estate Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012	2013	2012
From ordinary income	$2,155,832	$9,820,137	$1,130,389	$336,360	$160,195	$550,240
From long-term capital gains	—	3,092,612	130,257	100,694	57,565	53,795
	$2,155,832	$12,912,749	$1,260,646	$437,054	$217,760	$604,035

	Merger Arbitrage		Mid Cap		Mid Cap
	Fund		Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012	2013	2012
From ordinary income	$3,990,135	$61,084	$1,224,384	$142,586	$1,756,707	$3,391,737
From long-term capital gains	36	—	—	—	789,040	506,388
	$3,990,171	$61,084	$1,224,384	$142,586	$2,545,747	$3,898,125

	Premium Yield		Sands Capital		Small Cap
	Equity Fund		Select Growth Fund		Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012	2013	2012
From ordinary income	$4,010,251	$2,414,120	$—	$—	$7,220,554	$207,966
From long-term capital gains	—	—	—	—	4,126,641	2,697,854
From return of capital	—	60,138	—	—	—	—
	$4,010,251	$2,474,258	$—	$—	$11,347,195	$2,905,820

	Small Cap		Total Return		Ultra Short Duration
	Value Fund		Bond Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012	2013	2012
From ordinary income	$719,931	$662,666	$5,144,219	$2,807,030	$10,888,038	$9,247,966
From long-term capital gains	—	—	107,772	—	—	—
	$719,931	$662,666	$5,251,991	$2,807,030	$10,888,038	$9,247,966

155

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of September 30, 2013:

	Emerging Markets Equity Fund	Global Real Estate Fund	International Fixed Income Fund	Merger Arbitrage Fund
Tax cost of portfolio investments	$384,203,368	$16,340,683	$30,062,402	$698,993,060
Gross unrealized appreciation	31,142,595	296,100	1,156,363	19,266,523
Gross unrealized depreciation	(45,316,671)	(1,468,399)	(1,032,689)	(3,743,221)
Net unrealized appreciation (depreciation)	(14,174,076)	(1,172,299)	123,674	15,523,302
Net unrealized appreciation (depreciation) on written options	—	—	—	(700)
Net unrealized appreciation (depreciation) on securities sold short	—	—	—	(13,911,563)
Net unrealized appreciation (depreciation) on foreign currency transactions	(16,256)	1,457	12,012	—
Accumulated capital losses	(3,711,891)	—	—	—
Qualified late-year losses	(23,962,853)	—	—	—
Other temporary differences	(5,084)	—	(506,726)	—
Undistributed ordinary income	3,645,713	1,711,433	45,136	22,114,447
Undistributed capital gains	—	674,009	320,838	—
Accumulated earnings (deficit)	$(38,224,447)	$1,214,600	$(5,066)	$23,725,486

	Mid Cap Fund	Mid Cap Value Fund	Premium Yield Equity Fund	Sands Capital Select Growth Fund
Tax cost of portfolio investments	$353,062,307	$149,179,260	$122,744,358	$3,722,910,301
Gross unrealized appreciation	26,873,006	24,026,133	23,586,931	1,807,482,728
Gross unrealized depreciation	(4,876,881)	(2,600,963)	(2,521,629)	(48,716,836)
Net unrealized appreciation (depreciation)	21,996,125	21,425,170	21,065,302	1,758,765,892
Accumulated capital losses	(146,316,928)	—	(1,058,080)	—
Qualified late-year losses	—	—	—	(24,531,763)
Undistributed ordinary income	502,132	5,076,126	95,883	—
Undistributed capital gains	—	7,862,393	—	3,282,186
Accumulated earnings (deficit)	$(123,818,671)	$34,363,689	$20,103,105	$1,737,516,315

	Small Cap Core Fund	Small Cap Value Fund	Total Return Bond Fund	Ultra Short Duration Fixed Income Fund
Tax cost of portfolio investments	$709,704,361	$38,679,746	$168,644,966	$735,200,080
Gross unrealized appreciation	179,258,195	4,056,412	1,400,204	2,821,576
Gross unrealized depreciation	(9,802,944)	(1,356,397)	(3,322,303)	(3,475,226)
Net unrealized appreciation (depreciation)	169,455,251	2,700,015	(1,922,099)	(653,650)
Accumulated capital losses	—	(22,000,100)	—	(16,019,526)
Qualified late-year losses	—	—	(206,316)	(4,372,902)
Undistributed ordinary income	12,732,836	—	19,128	660,736
Undistributed capital gains	12,210,267	—	—	—
Other temporary differences	—	—	—	(176,928)
Accumulated earnings (deficit)	$194,398,354	$(19,300,085)	$(2,109,287)	$(20,562,270)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment companies, and real estate investment trusts.

156

Notes to Financial Statements (Continued)

As of September 30, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

							No	No
							Expiration	Expiration
	Short Term Expiring On						Short	Long
	2014	2015	2016	2017	2018	2019	Term*	Term*	Total
Emerging Markets
Equity Fund	$—	$—	$—	$—	$—	$—	$2,277,537	$1,434,354	$3,711,891
Mid Cap Fund	—	—	—	75,516,136	70,800,792	—	—	—	146,316,928
Premium Yield Equity
Fund	—	—	—	—	1,058,080	—	—	—	1,058,080
Small Cap Value Fund	—	—	—	4,146,671	17,853,429	—	—	—	22,000,100
Ultra Short Duration Fixed Income Fund**	1,223,321	460,138	1,769,310	3,231,117	3,336,624	933,830	2,285,749	2,779,437	16,019,526

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending September 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**	May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following Fund had capital losses expiring in the current year as follows:

Fund	Amount
Ultra Short Duration Fixed Income Fund	$6,056,627

During the year ended September 30, 2013, the following Funds utilized capital loss carryforwards:

Fund	Amount
Mid Cap Fund	$8,183,292
Premium Yield Equity Fund	5,092,906
Sands Capital Select Growth Fund	51,348,843
Small Cap Value Fund	5,329,150

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2013, the Funds elected to defer the following losses:

	Realized	Realized
	Short-Term	Long-Term
	Capital	Capital	Ordinary
Fund	Losses	Losses	Losses
Emerging Markets Equity Fund	$2,884,682	$21,078,171	$—
Sands Capital Select Growth Fund	—	—	24,531,763
Total Return Bond Fund	206,316	—	—
Ultra Short Duration Fixed Income Fund	2,027,008	2,345,894	—

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2010 through 2013) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net

157

Notes to Financial Statements (Continued)

assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of net investment losses, foreign currency gains/losses, gains/losses and dividend expenses on short sales, paydown gains/losses on mortgage backed securities, gains/losses on passive foreign investment companies, gains/losses on partnerships, gains/losses on real estate investment trusts, reclassification of distributions, expiration of prior year capital loss carryovers and carryovers of temporary differences due to mergers have been made to the following Funds for the year ended September 30, 2013:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Emerging Markets Equity Fund	$—	$(975,799)	$975,799
Global Real Estate Fund	—	540,830	(540,830)
International Fixed Income Fund	—	(390,668)	390,668
Merger Arbitrage Fund	(53)	329,914	(329,861)
Mid Cap Fund	1	(1)	—
Mid Cap Value Fund	—	41,125	(41,125)
Premium Yield Equity Fund	8,537	(30,513)	21,976
Sands Capital Select Growth Fund	(10,181,640)	10,181,640	—
Small Cap Core Fund	—	56,404	(56,404)
Small Cap Value Fund	11,259	(8,754)	(2,505)
Total Return Bond Fund	—	965,321	(965,321)
Ultra Short Duration Fixed Income Fund	(2,146,506)	5,176,671	(3,030,165)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risk Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political,

158

Notes to Financial Statements (Continued)

and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund’s NAV and magnified effect on the total return.

9. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

10. Risks Associated with Interest Rate

As interest rates rise, the value of fixed-income securities the Funds owns will be likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

11. Fund Mergers

On February 10, 2012, the shareholders of the Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight Short Term Fixed Income Fund (each an “Old Mutual Acquired Fund”) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Acquired Funds to the Touchstone Total Return Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund. The merger took place on April 16, 2012. The fiscal year end of the Old Mutual Acquired Funds was March 31. After the merger, the Funds’ fiscal year end changed to September 30.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
	Old Mutual
	Dwight		Touchstone	Touchstone
	Hanley Core		Total Return	Total Return
	Bond		Bond	Bond
	Fund		Fund	Fund
Class A
Shares	—		605,402	605,402
Net Assets	$—		$6,236,803	$6,236,803
Net Asset Value	$—		$10.30	$10.30
Class C
Shares	—		264,389	264,389
Net Assets	$—		$2,719,605	$2,719,605
Net Asset Value	$—		$10.29	$10.29
Class Y
Shares	—		2,263,150	2,263,150
Net Assets	$—		$23,347,204	$23,347,204
Net Asset Value	$—		$10.32	$10.32
Institutional Class
Shares	3,233,926	(A)	3,946,025	7,179,951
Net Assets	$33,345,880		$40,688,465	$74,034,345
Net Asset Value	$10.31	(A)	$10.31	$10.31

159

Notes to Financial Statements (Continued)

			After
	Before Reorganization		Reorganization
	Old Mutual
	Dwight	Touchstone	Touchstone
	Hanley Core	Total Return	Total Return
	Bond	Bond	Bond
	Fund	Fund	Fund
Fund Total
Shares Outstanding	3,278,310	7,078,966	10,312,892
Net Assets	$33,345,880	$72,992,077	$106,337,957
Unrealized Appreciation (Depreciation)	$1,592,683	$1,907,900	$3,500,583

				After
	Before Reorganization			Reorganization
	Old Mutual		Touchstone	Touchstone
	Dwight		Ultra Short	Ultra Short
	Short Term		Duration	Duration
	Fixed Income		Fixed Income	Fixed Income
	Fund		Fund	Fund
Class A
Shares	409,186	(B)	—	409,186
Net Assets	$3,916,077		$—	$3,916,077
Net Asset Value	$9.57	(B)	$—	$9.57
Class C
Shares	707,483	(C)	—	707,483
Net Assets	$6,770,889		$—	$6,770,889
Net Asset Value	$9.57	(C)	$—	$9.57
Class Y *
Shares	11,510,031	(D)	—	11,510,031
Net Assets	$110,155,119		$—	$110,155,119
Net Asset Value	$9.57	(D)	$—	$9.57
Class Z
Shares	—		37,026,535	37,026,535
Net Assets	$—		$354,358,018	$354,358,018
Net Asset Value	$—		$9.57	$9.57
Institutional Class
Shares	2,397,446	(E)	—	2,397,446
Net Assets	$22,944,607		$—	$22,944,607
Net Asset Value	$9.57	(E)	$—	$9.57
Fund Total
Shares Outstanding	14,270,340		37,026,535	52,050,681
Net Assets	$143,786,692		$354,358,018	$498,144,710
Unrealized Appreciation (Depreciation)	$911,511		$616,185	$1,527,696

(A)	Reflects a 0.9865:1 stock split which occurred on the date of reorganization, April 16, 2012.

(B)	Reflects a 1.0527:1 reverse stock split which occurred on the date of reorganization, April 16, 2012.

(C)	Reflects a 1.0524:1 reverse stock split which occurred on the date of reorganization, April 16, 2012.

(D)	Reflects a 1.0529:1 reverse stock split which occurred on the date of reorganization, April 16, 2012.

(E)	Reflects a 1.0524:1 reverse stock split which occurred on the date of reorganization, April 16, 2012.

* The Old Mutual Acquired Fund had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Touchstone Ultra Short Duration Fixed Income Fund.

160

Notes to Financial Statements (Continued)

On March 13, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Fifth Third Short Term Bond Fund (the “Fifth Third Acquired Fund”), a series of Fifth Third Funds, to the Touchstone Ultra Short Duration Fixed Income Fund (the “Fifth Third Acquiring Fund”). The merger took place on September 10, 2012. The fiscal year end of the Fifth Third Acquired Fund was July 31. After the merger, the Fund’s fiscal year end changed to September 30.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
			Touchstone	Touchstone
	Fifth Third		Ultra Short	Ultra Short
	Short Term		Duration	Duration
	Bond		Fixed Income	Fixed Income
	Fund		Fund	Fund
Class A
Shares	3,134,939	(A)	493,785	3,628,724
Net Assets	$29,954,103		$4,718,051	$34,672,154
Net Asset Value	$9.55	(A)	$9.55	$9.55
Class C
Shares	565,823	(B)	688,254	1,254,077
Net Assets	$5,406,406		$6,576,186	$11,982,592
Net Asset Value	$9.55	(B)	$9.55	$9.55
Class Y *
Shares	11,003,756	(C)	11,701,258	22,705,014
Net Assets	$105,140,154		$111,804,391	$216,944,545
Net Asset Value	$9.55	(C)	$9.55	$9.55
Class Z
Shares	—		34,310,738	34,310,738
Net Assets	$—		$327,829,219	$327,829,219
Net Asset Value	$—		$9.55	$9.55
Institutional Class
Shares	—		598,288	598,288
Net Assets	$—		$5,715,017	$5,715,017
Net Asset Value	$—		$9.55	$9.55
Fund Total
Shares Outstanding	14,666,557		47,792,323	62,496,841
Net Assets	$140,500,663		$456,642,864	$597,143,527
Unrealized Appreciation (Depreciation)	$(554,680)		$1,115,793	$561,113

(A)	Reflects a 1.0022:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

(B)	Reflects a 1.0001:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

(C)	Reflects a 1.0028:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

* The Fifth Third Acquired Fund had Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Fifth Third Acquiring Fund.

At a meeting held on June 26, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Emerging Markets Equity Fund II to the Touchstone Emerging Markets Equity Fund. The merger took place on September 17, 2012.

161

Notes to Financial Statements (Continued)

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Emerging		Emerging	Emerging
	Markets		Markets	Markets
	Equity		Equity	Equity
	Fund II		Fund	Fund
Class A
Shares	511,406	(A)	2,322,326	2,833,732
Net Assets	$6,295,683		$28,589,150	$34,884,833
Net Asset Value	$12.31	(A)	$12.31	$12.31
Class C
Shares	5,937	(B)	399,882	405,819
Net Assets	$72,429		$4,877,929	$4,950,358
Net Asset Value	$12.20	(B)	$12.20	$12.20
Class Y
Shares	1,491,945	(C)	16,430,327	17,922,272
Net Assets	$18,403,858		$202,675,547	$221,079,405
Net Asset Value	$12.34	(C)	$12.34	$12.34
Institutional Class
Shares	2,222,580	(D)	20,677,219	22,899,799
Net Assets	$27,452,188		$255,395,482	$282,847,670
Net Asset Value	$12.35	(D)	$12.35	$12.35
Fund Total
Shares Outstanding	5,677,643		39,829,754	44,061,622
Net Assets	$52,224,158		$491,538,108	$543,762,266
Unrealized Appreciation (Depreciation)	$1,279,684		$1,079,112	$2,358,796

(A)	Reflects a 0.7464:1 stock split which occurred on the date of reorganization, September 17, 2012.

(B)	Reflects a 0.7489:1 stock split which occurred on the date of reorganization, September 17, 2012.

(C)	Reflects a 0.7429:1 stock split which occurred on the date of reorganization, September 17, 2012.

(D)	Reflects a 0.7467:1 stock split which occurred on the date of reorganization, September 17, 2012.

Assuming these reorganizations had been completed on October 1, 2011, the Emerging Markets Equity Fund, Total Return Bond Fund and Ultra Short Duration Fixed Income Fund results of operations for the year ended September 30, 2012 would have been as follows:

			Touchstone
	Touchstone	Touchstone	Ultra Short
	Emerging	Total Return	Duration Fixed
	Markets Equity	Bond	Income
	Fund	Fund	Fund
Net investment income	$7,030,819	$3,121,184	$8,755,622
Net realized and unrealized gain (loss) on investments	(7,051,623)	6,249,215	4,593,609
Net increase (decrease) in asset from operations	$(20,804)	$9,370,399	$13,349,231

Because the combined investment portfolios have been managed as single portfolios since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the acquiring funds that have been included in their statements of operations since the reorganizations.

162

Notes to Financial Statements (Continued)

At a meeting held on February 21, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Short Duration Fixed Income Fund to the Touchstone Ultra Short Duration Fixed Income Fund. On May 13, 2013, shareholders of the Touchstone Short Duration Fixed Income Fund approved the merger, which took place on May 17, 2013.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
			Touchstone	Touchstone
	Touchstone		Ultra Short	Ultra Short
	Short Duration		Duration Fixed	Duration Fixed
	Fixed Income		Income	Income
	Fund		Fund	Fund
Class A
Shares	—		3,063,023	3,063,023
Net Assets	$—		$29,132,648	$29,132,648
Net Asset Value	$—		$9.51	$9.51
Class C
Shares	—		1,368,854	1,368,854
Net Assets	$—		$13,019,007	$13,019,007
Net Asset Value	$—		$9.51	$9.51
Class Y
Shares	5,701,547	(A)	24,121,448	29,822,995
Net Assets	$54,224,138		$229,404,605	$283,628,743
Net Asset Value	$9.51	(A)	$9.51	$9.51
Class Z
Shares	3,383,059	(B)	30,860,998	34,244,057
Net Assets	$32,175,399		$293,510,258	$325,685,657
Net Asset Value	$9.51	(B)	$9.51	$9.51
Institutional Class
Shares	—		1,594,529	1,594,529
Net Assets	$—		$15,157,886	$15,157,886
Net Asset Value	$—		$9.51	$9.51
Fund Total
Shares Outstanding	8,850,001		61,008,852	70,093,458
Net Assets	$86,399,537		$580,224,404	$666,623,941
Unrealized Appreciation (Depreciation)	$532,720		$1,038,890	$1,571,610

(A)	Reflects a 1.0264:1 reverse stock split which occurred on the date of reorganization, May 17, 2013.

(B)	Reflects a 1.0268:1 reverse stock split which occurred on the date of reorganization, May 17, 2013.

Assuming this reorganization had been completed on October 1, 2012, the Ultra Short Duration Fixed Income Fund results of operations for the year ended September 30, 2013 would have been as follows:

Net investment income (loss)	$7,043,481
Net realized and unrealized gain (loss) on investments	(2,385,142)
Net increase (decrease) in asset from operations	$4,658,339

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the acquiring fund that have been included in its statement of operations since the reorganization.

163

Notes to Financial Statements (Continued)

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a joint meeting of the Board ofTrustees (the “Board”) ofTouchstone StrategicTrust (“TST”) and Touchstone Funds Group Trust (“TFGT”, and collectively with TST, the “Trusts”), held on November 21, 2013, the Board, approved a reorganization of the Touchstone Mid CapValue Opportunities Fund (the “Mid CapValue Opportunities Fund”), a series of TST, into the Touchstone Mid Cap Value Fund (the “Mid Cap Value Fund”), a series of TFGT, pursuant to an agreement and plan of reorganization. The Mid Cap Value Opportunities Fund will liquidate by transferring substantially all of its assets and liabilities to the Mid Cap Value Fund.

At the same meeting, the Board approved a reorganization of the Touchstone Small Company Value Fund (the “Small Company Value Fund”), a series of TST, into the Touchstone Small Cap Value Fund (the “Small Cap Value Fund”), a series ofTFGT, pursuant to an agreement and plan of reorganization. The Small Company Value Fund will liquidate by transferring substantially all of its assets and liabilities to the Small Cap Value Fund.

Both reorganizations are expected to occur on or about March 22, 2014.

There were no other subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

164

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, ofTouchstone Funds GroupTrust, (comprising, respectively, the Touchstone Emerging Markets Equity,Touchstone Global Real Estate, Touchstone International Fixed Income, Touchstone Merger Arbitrage, Touchstone Mid Cap, Touchstone Mid Cap Value, Touchstone Premium Yield Equity, Touchstone Sands Capital Select Growth, Touchstone Small Cap Core, Touchstone Small Cap Value, Touchstone Total Return Bond, and Touchstone Ultra Short Duration Fixed Income Funds) (the “Funds”) as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2011 and prior indicated therein of Touchstone Total Return Bond Fund were audited by other auditors whose report dated May 31, 2011, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Touchstone Funds Group Trust at September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein except as noted above, for the Touchstone Total Return Bond Fund, in conformity with U.S generally accepted accounting principles.

Cincinnati, Ohio

November 22, 2013

165

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2013 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for 1099s.

Emerging Markets Equity Fund	100.00%
Global Real Estate Fund	16.58%
Merger Arbitrage Fund	24.84%
Mid Cap Fund	100.00%
Mid Cap Value Fund	44.31%
Premium Yield Equity Fund	100.00%
Small Cap Core Fund	80.92%
Small Cap Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2013 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Emerging Markets Equity Fund	1.26%
Global Real Estate Fund	0.96%
Merger Arbitrage Fund	24.98%
Mid Cap Fund	100.00%
Mid Cap Value Fund	42.50%
Premium Yield Equity Fund	97.31%
Small Cap Core Fund	79.17%
Small Cap Value Fund	100.00%

For the fiscal year ended September 30, 2013, the Global Real Estate Fund, International Fixed Income Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, Small Cap Core Fund and Total Return Bond Fund designated $687,208, $320,935, $8,359,496, $3,282,186, $12,210,267 and $107,772 respectively, as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

Emerging Markets Equity Fund and Global Real Estate Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year ended September 30, 2013, the total amount of foreign source income is $12,995,394 or $0.41 per share and $540,186 or $0.39 per share, respectively. The total amount of foreign taxes to be paid is $717,440 or $0.02 per share and $15,101 or $0.01 per share, respectively. Your allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period

166

Other Items (Unaudited) (Continued)

ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 through September 30, 2013).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

167

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2013	2013	2013	2013*
Touchstone Emerging Markets Equity Fund
Class A	Actual	1.69%	$1,000.00	$907.10	$8.08
Class A	Hypothetical	1.69%	$1,000.00	$1,016.59	$8.55

Class C	Actual	2.44%	$1,000.00	$903.50	$11.63
Class C	Hypothetical	2.44%	$1,000.00	$1,012.85	$12.30

Class Y	Actual	1.39%	$1,000.00	$907.90	$6.65
Class Y	Hypothetical	1.39%	$1,000.00	$1,018.10	$7.03

Institutional Class	Actual	1.29%	$1,000.00	$908.00	$6.17
Institutional Class	Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53

Touchstone Global Real Estate Fund
Class A	Actual	1.39%	$1,000.00	$960.60	$6.82
Class A	Hypothetical	1.39%	$1,000.00	$1,018.11	$7.02

Class C	Actual	2.14%	$1,000.00	$956.30	$10.49
Class C	Hypothetical	2.14%	$1,000.00	$1,014.35	$10.80

Class Y	Actual	1.14%	$1,000.00	$961.40	$5.61
Class Y	Hypothetical	1.14%	$1,000.00	$1,019.35	$5.77

Institutional Class	Actual	0.99%	$1,000.00	$962.50	$4.87
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01

Touchstone International Fixed Income Fund
Class A	Actual	1.09%	$1,000.00	$1,008.70	$5.49
Class A	Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52

Class C	Actual	1.84%	$1,000.00	$1,004.80	$9.26
Class C	Hypothetical	1.84%	$1,000.00	$1,015.83	$9.31

Class Y	Actual	0.84%	$1,000.00	$1,009.70	$4.23
Class Y	Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26

Institutional Class	Actual	0.69%	$1,000.00	$1,010.60	$3.48
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Touchstone Merger Arbitrage Fund
Class A	Actual	2.30%	$1,000.00	$1,019.40	$11.64	**
Class A	Hypothetical	2.30%	$1,000.00	$1,013.54	$11.61	**

Class C	Actual	3.09%	$1,000.00	$1,015.00	$15.61	**
Class C	Hypothetical	3.09%	$1,000.00	$1,009.58	$15.57	**

Class Y	Actual	2.03%	$1,000.00	$1,020.20	$10.28	**
Class Y	Hypothetical	2.03%	$1,000.00	$1,014.89	$10.25	**

Institutional Class	Actual	1.94%	$1,000.00	$1,021.10	$9.83	**
Institutional Class	Hypothetical	1.94%	$1,000.00	$1,015.34	$9.80	**

168

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2013	2013	2013	2013*
Touchstone Mid Cap Fund
Class A	Actual	1.21%	$1,000.00	$1,053.00	$6.23
Class A	Hypothetical	1.21%	$1,000.00	$1,019.00	$6.12

Class C	Actual	1.96%	$1,000.00	$1,048.90	$10.07
Class C	Hypothetical	1.96%	$1,000.00	$1,015.24	$9.90

Class Y	Actual	0.96%	$1,000.00	$1,054.30	$4.94
Class Y	Hypothetical	0.96%	$1,000.00	$1,020.26	$4.86

Class Z	Actual	1.21%	$1,000.00	$1,053.40	$6.23
Class Z	Hypothetical	1.21%	$1,000.00	$1,019.00	$6.12

Institutional Class	Actual	0.89%	$1,000.00	$1,054.80	$4.58
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51

Touchstone Mid Cap Value Fund
Class A	Actual	1.29%	$1,000.00	$1,080.20	$6.73
Class A	Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53

Class C	Actual	2.04%	$1,000.00	$1,076.80	$10.62
Class C	Hypothetical	2.04%	$1,000.00	$1,014.84	$10.30

Class Y	Actual	1.04%	$1,000.00	$1,081.80	$5.43
Class Y	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.27

Institutional Class	Actual	0.89%	$1,000.00	$1,082.40	$4.65
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51

Touchstone Premium Yield Equity Fund
Class A	Actual	1.20%	$1,000.00	$1,037.50	$6.13
Class A	Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07

Class C	Actual	1.95%	$1,000.00	$1,032.60	$9.94
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85

Class Y	Actual	0.95%	$1,000.00	$1,037.70	$4.85
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81

169

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2013	2013	2013	2013*
Touchstone Sands Capital Select Growth Fund
Class A	Actual	1.28%	$1,000.00	$1,200.90	$7.06
Class A	Hypothetical	1.28%	$1,000.00	$1,018.65	$6.48

Class C	Actual	2.03%	$1,000.00	$1,196.20	$11.18
Class C	Hypothetical	2.03%	$1,000.00	$1,014.89	$10.25

Class Y	Actual	1.03%	$1,000.00	$1,202.60	$5.69
Class Y	Hypothetical	1.03%	$1,000.00	$1,019.90	$5.22

Class Z	Actual	1.30%	$1,000.00	$1,200.90	$7.17
Class Z	Hypothetical	1.30%	$1,000.00	$1,018.55	$6.58

Touchstone Small Cap Core Fund
Class A	Actual	1.34%	$1,000.00	$1,038.50	$6.85
Class A	Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78

Class C	Actual	2.09%	$1,000.00	$1,034.30	$10.66
Class C	Hypothetical	2.09%	$1,000.00	$1,014.59	$10.56

Class Y	Actual	1.06%	$1,000.00	$1,039.80	$5.42
Class Y	Hypothetical	1.06%	$1,000.00	$1,019.75	$5.37

Institutional Class	Actual	0.94%	$1,000.00	$1,040.40	$4.81
Institutional Class	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76

Touchstone Small Cap Value Fund
Class A	Actual	1.43%	$1,000.00	$1,100.30	$7.53
Class A	Hypothetical	1.43%	$1,000.00	$1,017.90	$7.23

Class C	Actual	2.18%	$1,000.00	$1,096.30	$11.46
Class C	Hypothetical	2.18%	$1,000.00	$1,014.14	$11.01

Class Y	Actual	1.18%	$1,000.00	$1,101.60	$6.22
Class Y	Hypothetical	1.18%	$1,000.00	$1,019.15	$5.97

Institutional Class	Actual	1.03%	$1,000.00	$1,102.50	$5.43
Institutional Class	Hypothetical	1.03%	$1,000.00	$1,019.90	$5.22

Touchstone Total Return Bond Fund
Class A	Actual	0.90%	$1,000.00	$973.90	$4.45
Class A	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Class C	Actual	1.65%	$1,000.00	$970.00	$8.15
Class C	Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34

170

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2013	2013	2013	2013*
Touchstone Total Return Bond Fund (continued)
Class Y	Actual	0.68%	$1,000.00	$974.00	$3.36
Class Y	Hypothetical	0.68%	$1,000.00	$1,021.66	$3.45

Institutional Class	Actual	0.50%	$1,000.00	$975.90	$2.48
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54

Touchstone Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$999.40	$3.45
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.49

Class C	Actual	1.19%	$1,000.00	$998.00	$5.97
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.03

Class Y	Actual	0.44%	$1,000.00	$1,001.80	$2.19
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.88	$2.21

Class Z	Actual	0.66%	$1,000.00	$1,000.60	$3.31
Class Z	Hypothetical	0.66%	$1,000.00	$1,021.76	$3.35

Institutional Class	Actual	0.39%	$1,000.00	$1,002.00	$1.96
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [183/365] (to reflect one-half year period).

**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.30, $12.27, $6.94 and $6.49, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.29,$12.26, $6.93, and $6.48, respectively.

171

Management of the Trust (Unaudited)(Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present, IFS Financial Services, Inc. (a holding company) from 1999 to the present, Integrity and National Integrity Life Insurance Co. from 2005 to the present, Touchstone Securities (the Trust’s distributor) from 1999 to the present, Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present, W&S Brokerage Services ( a brokerage company) from 1999 to the present and W&S Financial Group Distributors (a distribution company) from 1999 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present, Bethesda Inc. (a hospital) from 2005 to the present, Timken Co. (a manufacturing company) from 2004 to the present, Diebold, Inc. (a technology solutions company) from 2004 to the present, and Duke Energy (energy holding company) from 1994 until 2008.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President (from 2003 to the present) and Chief Financial Officer (from 1995 to the present) of Cintas Corporation (a business services company).	49	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 2012 to present.	49	Trustee of Gateway Trust (a mutual fund) from 2006-2009, Cincinnati Parks Foundation (a charitable organization) from 2000 to present and Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

172

Management of the Trust (Unaudited) (Unaudited)(Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	None.	49	Director of BASCO Shower Enclosures (a design and manufacturing company) from 2000 to the present and Hebrew Union College - Jewish Institute of Religion from 1990 to the present.

Kevin A. Robie[5] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present, Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present, Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002 to 2008.	49	Trustee of Riverfront Mutual Funds (until 2008).

Edward J. VonderBrink[5] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present, BASCO shower Enclosures (a design and manufacturing company) from 2010 to the present, Mercy Health Foundation from 2008 to the present and Pelican Sound Golf and River Club from 2012 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.
[3]	As of September 30, 2013, the Touchstone Fund Complex consisted of 11 variable annuity series of the Variable Series Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, and 12 series of Touchstone Funds Group Trust.

[4]	Each Trustee is also a Trustee of Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

[5]	Mr. Robie and Mr. VonderBrink were elected to the Board of Trustees at a shareholder meeting held on August 2, 2013.

173

Management of the Trust (Unaudited) (Unaudited)(Continued)

The following is a list of the Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[3]	Time Served	During the Past 5 Years
Jill T. McGruder[1] Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano[1] Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007- 2008.

Timothy D. Paulin[1] Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.

Timothy S. Stearns[1] Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2013	Senior Vice President and Chief Compliance and Ethics Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Americas of Franklin Templeton Investments (1997 to 2009).

Terrie A. Wiedenheft[1] Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman[2] Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.

[1]	The address of Touchstone Advisors, Inc. is 303 Broadway, Suite 1100, Cincinnati, OH 45202.
[2]	The address of BNY Mellon Investment Servicing (US) Inc. is 201 Washington Street, Boston, MA 02108.
[3]	Each officer also holds the same office with Touchstone Funds Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

174

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

175

Go paperless, sign up today at:

www.touchstoneinvestments.com/home

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1310

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann and Mr. William Gale are the registrant’s audit committee financial experts and are independent trustees within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Fund Group Trust totaled $174,000 and $243,800 in fiscal 2013 and 2012, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-SAR. Additionally, fees totaled $4,000 and $23,000 associated with additional filings of Form N-1A and Form N-14 in fiscal 2013 and 2012, respectively.

Audit-Related Fees

(b)	There were no audit-related fees for the 2013 and 2012 fiscal years.

Tax Fees

(c)	The aggregate fees for tax compliance services totaled $83,700 and $95,000 in fiscal 2013 and 2012, respectively.

Fees for both 2013 and 2013 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	There were no fees for all other services in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for 2013 and 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $83,700 for 2013 and $95,000 for 2012.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Funds Group Trust

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date: December 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date: December 2, 2013

By (Signature and Title)* /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date: December 2, 2013

* Print the name and title of each signing officer under his or her signature.